UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Advantage International Fund
BlackRock Advantage Large Cap Growth Fund
BlackRock Advantage Small Cap Core Fund
BlackRock Energy Opportunities Fund
BlackRock High Equity Income Fund
BlackRock International Dividend Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2022

Date of reporting period: 05/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2022

2022 Annual Report

BlackRock FundsSM

•	BlackRock Advantage International Fund

•	BlackRock Advantage Large Cap Growth Fund

•	BlackRock Advantage Small Cap Core Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices generally fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates twice while indicating that additional future increases were likely. Furthermore, the Fed wound down its bond-buying programs and set a timetable to begin reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe sharp increases in energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderates our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we take a neutral stance on equities in the near-term. We are underweight credit long-term, but inflation-protected U.S. Treasuries should offer a measure of portfolio diversification better suited for an inflationary environment. We believe emerging market bonds denominated in local currencies also offer an opportunity, with solid income at attractive valuations.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.85)%	(0.30)%

U.S. small cap equities (Russell 2000® Index)	(14.70)	(16.92)

International equities (MSCI Europe, Australasia, Far East Index)	(6.80)	(10.38)

Emerging market equities (MSCI Emerging Markets Index)	(10.11)	(19.83)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.13	0.15

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.94)	(8.83)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.15)	(8.22)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.32)	(6.79)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.26)	(5.28)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2022	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, all of the Fund’s share classes outperformed its benchmark, the MSCI EAFE® Index, except for Class R Shares, which performed in line with, and Investor C Shares, which underperformed, the benchmark.

What factors influenced performance?

Markets proved highly rotational in the first half of the period as leadership shifted between valuation and secular growth preferences for much of 2021. However, value styles became the dominant market driver in 2022 amid both inflationary pressures and expected policy normalization. The relatively orderly market reaction to 40-year high inflation figures soon turned disorderly as Russia invaded Ukraine in February 2022. This brought a fresh surge in commodity prices further weighing on global markets and already stretched supply chains. Adding to the economic challenges, China’s COVID policy resulted in rolling lockdowns which adversely impacted industrial production. Simultaneously, bond yields surged as central bankers began raising rates globally. Taken in combination, investors began to price in stagflation amid concerns that policy error would stifle growth.

Sentiment based stock selection insights performed well over the period. A top contributor was a sentiment measure tracking informed hedge fund investor positioning. Faster moving trend-based measures including insights looking at mobile application usage and internet search levels were also additive as they successfully captured the market’s evolution. Elsewhere, more recently added insights such as those looking at sensitivity to escalation of tensions in Ukraine and measures evaluating commodity prices changes and their translation to company sales were beneficial as they correctly positioned the portfolio to capture the sentiment and economic impact around Russia’s invasion of Ukraine.

Macro thematic insights delivered mixed results from top-down positioning. Measures such as those that seek to identify themes related to stagflation were notable outperformers toward period-end as they correctly positioned the portfolio to capture the rising interest rate regime.

Surprisingly, amid the numerous macro events with which investors contended, several fundamental insights were additive. Traditional fundamental value related measures evaluating company earnings as well as sources of company financing benefited performance amid the market style preference for value names. Elsewhere within fundamentals, select nontraditional measures of company quality, such as insights related to environmental, social and governance (“ESG”) factors, contributed to gains. Select human capital ESG insights such those that evaluate hiring of veterans and women performed well by helping motivate an overweight to energy companies.

Despite overall portfolio strength, select measures struggled. Within macro thematic positioning, a relative valuation measure that prefers companies positioned to benefit in a rising rate environment underperformed. While on the correct side of the policy normalization theme, this signal motivated an overweight in cyclical exposures which detracted given the negative sentiment resulting from Russia’s invasion of Ukraine.

Select ESG measures also struggled. Certain environmental transition insights such as those that look toward green patent filings as well as those designed to track companies embroiled with lawsuits and controversies detracted from performance.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced signal constructs with the aim of identifying emerging trends, such as sentiment around supply chain disruptions, wage inflation, consumer behavior changes and business sensitivity to the conflict in Ukraine. Additionally, new macro thematic insights were added that use historical observations of stagflation and policy normalization to motivate top-down positioning.

Describe portfolio positioning at period end.

At period-end, the Fund’s positioning with respect to sector allocation was largely neutral relative to the MSCI EAFE® Index. The Fund was slightly overweight in energy and materials and slightly underweight in financials and consumer discretionary. In country terms, the Fund was slightly overweight to Australia and slightly underweight to the U.K.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Advantage International Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investments strategies under the name BlackRock Global Opportunities Portfolio.

(c)

An equity index which captures large-and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(9.93)%	N/A	4.07%	N/A	7.55%	N/A
Investor A	(10.13)	(14.85)%	3.82	2.70%	7.27	6.69%
Investor C	(10.83)	(11.65)	3.05	3.05	6.60	6.60
Class K	(9.89)	N/A	4.11	N/A	7.57	N/A
Class R	(10.42)	N/A	3.55	N/A	6.92	N/A
MSCI EAFE® Index	(10.38)	N/A	4.17	N/A	7.15	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Funds’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investments strategies under the name BlackRock Global Opportunities Portfolio.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2022 (continued)	BlackRock Advantage International Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 934.00	$ 2.42		$ 1,000.00	$ 1,022.43	$ 2.52		0.50%
Investor A	1,000.00	932.90	3.62		1,000.00	1,021.18	3.78		0.75
Investor C	1,000.00	929.50	7.26		1,000.00	1,017.40	7.59		1.51
Class K	1,000.00	933.80	2.18		1,000.00	1,022.68	2.27		0.45
Class R	1,000.00	931.40	4.82		1,000.00	1,019.94	5.04		1.00

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Advantage International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
ASML Holding NV	2.3%
Nestlé SA, Registered Shares	2.2
Novo Nordisk A/S, Class B	1.9
BHP Group Ltd.	1.9
Roche Holding AG	1.8
Shell PLC	1.6
AIA Group Ltd.	1.5
British American Tobacco PLC	1.5
Novartis AG, Registered Shares	1.5
AstraZeneca PLC	1.3

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	20.1%
United Kingdom	10.8
France	10.0
Australia	9.8
Germany	9.4
Netherlands	6.6
Switzerland	6.3
United States	5.3
Italy	3.1
Hong Kong	2.9
Denmark	2.7
Norway	2.0
Singapore	2.0
Sweden	1.8
Spain	1.6
Israel	1.1
Finland	1.1
Other (each representing less than 1%)	3.2
Other Assets Less Liabilities	0.2

(a)	Excludes short-term securities.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2022	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For 12-month period ended May 31, 2022, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The Fund struggled amid the rapidly changing environment seen in markets during the late part of 2021 and the beginning of 2022. A highly rotational market environment saw leadership shifting between valuation and secular growth preferences for much of 2021. A new inflation regime, with 40-year high inflation figures, drew the market’s attention. Given inflationary pressures and expected policy normalization, value styles became the dominant market driver during 2022.

Select sentiment insights weighed on return in the earlier part of the period, while quality measures and measures related to environmental, social and governance (“ESG”) factors were challenged late in the period as they ran in opposition to market preferences. Select sentiment measures related to investor flows struggled, particularly those that utilize informed investor insights which motivated overweight exposure to financial names that heavily detracted from performance. Further, insights that identify flows based on exchange-traded fund creation and redemptions motivated an underweight to information technology names that notably detracted from performance.

Russia’s invasion of Ukraine in February 2022 weighed significantly on global markets, bringing a surge in commodity prices and additional supply chain pressures. This resulted in weak performance for ESG-related measures as well as fundamental quality insights, which were among the top detractors during the period. Stock selection within information technology based on measures that look at green patent filings as well as human capital insights such as those related to corporate culture and employee sentiment gathered from online platforms detracted from performance as well.

Additionally, given the numerous macro events with which investors had to contend, fundamental quality insights unsurprisingly declined for the period. Specifically, insights that evaluate company mentions of key performance indicators declined against the macro-led market backdrop.

While the Fund slightly underperformed, faster moving sentiment insights as well as fundamental value measures helped bolster returns. Stock selection driven by alternative data insights that evaluate online search trends motivated overweight exposures to healthcare and industrial names, which proved additive to performance. Similarly, insights from mobile application usage also performed well during the period, correctly positioning the portfolio within consumer discretionary names given the evolving market environment. Additionally, capturing sentiment from bond markets benefited performance given interest rate volatility.

In late 2021, market attention shifted from post-COVID reopening themes to the new inflationary regime, which was positive for some fundamental valuation insights as market preferences shifted towards value styles. More traditional valuation measures such as evaluating companies on the basis of earnings yield correctly positioned the portfolio.

Finally, measures that favor companies based on stability-related quality insights drove a preference for lower-risk securities that also provided ballast to portfolio performance.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced signal constructs with the aim of identifying emerging trends, such as sentiment around supply chain disruptions, wage inflation, consumer behavior changes and business sensitivity to the conflict in Ukraine. Additionally, new macro thematic insights were added that use historical observations of stagflation and policy normalization to motivate top-down positioning.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund was positioned essentially neutral from a sector perspective. The Fund had slight overweight positions in the information technology and financials sectors and a slight underweight position in the communication services (interactive media & services) sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Advantage Large Cap Growth Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

(c)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(7.80)%	N/A	14.38%	N/A	12.36%	N/A
Investor A	(8.05)	(12.88)%	14.09	12.87%	12.04	11.44%
Investor C	(8.74)	(9.51)	13.25	13.25	11.35	11.35
Class K	(7.76)	N/A	14.39	N/A	12.18	N/A
Class R	(8.28)	N/A	13.82	N/A	11.69	N/A
Russell 1000® Growth Index	(6.25)	N/A	16.13	N/A	16.06	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 796.90	$ 2.72		$ 1,000.00	$ 1,021.91	$ 3.07		0.61%
Investor A	1,000.00	795.90	3.90		1,000.00	1,020.59	4.38		0.87
Investor C	1,000.00	792.80	7.24		1,000.00	1,016.85	8.15		1.62
Class K	1,000.00	797.10	2.55		1,000.00	1,022.09	2.87		0.57
Class R	1,000.00	794.90	5.01		1,000.00	1,019.35	5.64		1.12

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	9

Fund Summary as of May 31, 2022 (continued)	BlackRock Advantage Large Cap Growth Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Apple Inc.	10.5%
Microsoft Corp.	9.6
Amazon.com, Inc.	4.9
Tesla, Inc.	3.5
Alphabet, Inc., Class C	2.9
NVIDIA Corp.	2.7
Visa, Inc., Class A	2.7
Meta Platforms, Inc., Class A	2.5
Alphabet, Inc., Class A	2.1
Home Depot, Inc.	1.9

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	46.4%
Consumer Discretionary	16.5
Health Care	9.5
Communication Services	9.2
Industrials	5.6
Consumer Staples	4.8
Financials	3.5
Real Estate	1.6
Materials	1.2
Other (each representing less than 1%)	0.7
Short-Term Securities	1.1
Liabilities in Excess of Other Assets	(0.1)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022	BlackRock Advantage Small Cap Core Fund

Investment Objective

BlackRock Advantage Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, the Fund’s Class K Shares outperformed the benchmark Russell 2000® Index, while the Fund’s Institutional Shares performed in line with, and the Investor A and Investor C share classes underperformed the benchmark.

What factors influenced performance?

Markets proved highly rotational in the first half of the period as leadership shifted between valuation and secular growth preferences for much of 2021. However, value styles became the dominant market driver in 2022 amid both inflationary pressures and expected policy normalization. The relatively orderly market reaction to 40-year high inflation figures soon turned disorderly as Russia invaded Ukraine in February 2022. This brought a fresh surge in commodity prices further weighing on global markets and already stretched supply chains. Adding to the economic challenges, China’s COVID-19 policy resulted in rolling lockdowns which adversely impacted industrial production. Simultaneously, bond yields surged as central bankers began raising rates globally. Taken in combination, investors began to price in stagflation amid concerns that policy error would stifle growth.

Stock selection driven by fundamental value measures supported the Fund’s performance relative to the benchmark as markets moved to a value style preference. More traditional insights, such as those evaluating companies by earnings yield performed well by motivating an underweight in health care.

Broadly, sentiment-based measures were also able to correctly position the Fund around the evolving market environment and rotations between value and growth. Faster moving trend-based measures performed well over the period. Specifically, text analyses of company executive commentaries designed to capture both short-term results and long-term fundamentals performed well across information technology stocks.

Amid the sharp inflection points throughout the period, a stability measure with a preference for low risk securities was a top contributor as it helped to offset overall underperformance as investor risk aversion increased. Elsewhere, a new macro insight that identifies companies likely to benefit from policy normalization performed well as it correctly positioned the portfolio to capture the rising interest rate regime.

Fundamental quality measures weighed most heavily on relative performance, specifically those with a growth orientation. This was notable across measures related to environmental, social and governance (“ESG”) factors which were on the wrong side of rising commodities prices. ESG insights evaluating companies across greenhouse gas measures proved detrimental as it motivated an overweight to industrial stocks. Similarly, human capital ESG insights such as those evaluating employee sentiment and corporate culture also struggled. Somewhat surprisingly, a measure that penalizes companies that pay lower levels of taxes as compared to peers (typically growth-oriented technology companies) while favoring those with higher relative taxation levels (typically blue chip companies) detracted despite the market’s strong pivot to value.

Other fundamental quality measures struggled in the back half of the period amid the shift to value style performance leadership. An insight evaluating founder-led firms as well as a measure that looks to identify potential “spin” from company press releases motivated an unsuccessful overweight to consumer discretionary names.

Finally, a macro thematic insight evaluating the direction of informed investor credit market flows was the worst performing measure.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced signal constructs with the aim of identifying emerging trends, such as sentiment around supply chain disruptions, wage inflation, consumer behavior changes and business sensitivity to the conflict in Ukraine. Additionally, new macro thematic insights were added that use historical observations of stagflation and policy normalization to motivate top-down positioning.

Describe portfolio positioning at period end.

Relative to the Russell 2000® Index, the Fund remained largely sector-neutral at period end. The Fund ended the period with slight overweight positions in consumer discretionary and information technology, and slight underweights in consumer staples and communication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2022 (continued)	BlackRock Advantage Small Cap Core Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on March 14, 2013.

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

(c)

An index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance

	Average Annual Total Returns(a) Total Returns
	1 Year		5 Years		Since Inception(b)
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(16.89)%	N/A	8.69%	N/A	10.02%	N/A
Investor A	(17.08)	(21.43)%	8.41	7.25%	9.74	9.10%
Investor C	(17.74)	(18.47)	7.61	7.61	9.02	9.02
Class K	(16.84)	N/A	8.75	N/A	10.05	N/A
Russell 2000® Index	(16.92)	N/A	7.72	N/A	8.99	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on March 14, 2013.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 853.30	$ 2.31		$ 1,000.00	$ 1,022.44	$ 2.52		0.50%
Investor A	1,000.00	852.30	3.46		1,000.00	1,021.19	3.78		0.75
Investor C	1,000.00	849.00	6.91		1,000.00	1,017.45	7.54		1.50
Class K	1,000.00	853.60	2.08		1,000.00	1,022.69	2.27		0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Advantage Small Cap Core Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Ovintiv, Inc.	1.1%
Applied Industrial Technologies, Inc.	1.0
Essent Group Ltd.	1.0
EastGroup Properties, Inc.	1.0
Silicon Laboratories, Inc.	0.9
Stifel Financial Corp.	0.8
Heartland Financial USA, Inc.	0.8
First Interstate BancSystem, Inc., Class A	0.8
Federal Agricultural Mortgage Corp., Class C	0.7
Tetra Tech, Inc.	0.7

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Industrials	15.8%
Health Care	15.4
Financials	15.3
Information Technology	12.8
Consumer Discretionary	9.9
Energy	8.0
Real Estate	7.0
Materials	4.8
Utilities	3.3
Consumer Staples	3.1
Communication Services	2.5
Short-Term Securities	6.3
Liabilities in Excess of Other Assets	(4.2)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	13

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage International Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. BlackRock Advantage Large Cap Growth Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Investor A Shares. BlackRock Advantage Small Cap Core Fund’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because Investor A Shares or Institutional Shares, as applicable, of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On July 6, 2021, Advantage Large Cap Growth’s issued and outstanding Service Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Advantage International Fund and BlackRock Advantage Large Cap Growth Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	15

Schedule of Investments May 31, 2022	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Australia — 9.8%
AGL Energy Ltd.	456,600	$2,865,397
Alumina Ltd.	486,034	589,941
APA Group	55,609	452,676
Aristocrat Leisure Ltd.	232,167	5,609,253
Aurizon Holdings Ltd.	737,479	2,124,471
Australia & New Zealand Banking Group Ltd.	84,008	1,505,940
BHP Group Ltd.	640,068	20,095,562
Charter Hall Group	4,883	46,431
Coles Group Ltd.	54,356	682,048
Commonwealth Bank of Australia	108,169	8,093,858
CSL Ltd.	29,945	5,825,653
Deterra Royalties Ltd.	7,990	25,610
Evolution Mining Ltd.	386,569	1,054,852
Flight Centre Travel Group Ltd.(a)	10,772	158,204
Fortescue Metals Group Ltd.	31,808	459,214
Glencore PLC	464,310	3,062,396
Goodman Group	200,948	2,956,001
Incitec Pivot Ltd.	55,316	139,433
Insignia Financial Ltd.	101,982	242,364
JB Hi-Fi Ltd.	28,819	949,977
Macquarie Group Ltd.	27,870	3,702,759
Medibank Pvt Ltd.	2,138,060	4,929,189
Mirvac Group	479,279	776,305
Newcrest Mining Ltd.	197,445	3,462,165
Northern Star Resources Ltd.	232,208	1,474,975
Orora Ltd.	27,191	76,178
QBE Insurance Group Ltd.	151,377	1,303,478
REA Group Ltd.	55,249	4,439,387
Rio Tinto Ltd.	41,148	3,366,618
Rio Tinto PLC	52,171	3,785,446
Rocketboots Ltd.(a)(b)	32,815	2,001
Santos Ltd.	175,399	1,020,785
Scentre Group	1,748,971	3,596,163
South32 Ltd.	909,516	3,199,848
Stockland	392,535	1,124,986
Telstra Corp. Ltd.	558,985	1,553,868
Westpac Banking Corp.	61,966	1,061,535
WiseTech Global Ltd.	50,009	1,505,960
Woodside Energy Group Ltd.	248,416	5,240,669
Worley Ltd.	69,464	731,225

		103,292,821

Austria — 0.4%
ams-OSRAM AG(a)	16,266	199,852
ANDRITZ AG	26,264	1,217,178
BAWAG Group AG(c)	17,928	917,329
Erste Group Bank AG	37,796	1,180,065
OMV AG	3,840	224,337
Raiffeisen Bank International AG	10,050	133,665

		3,872,426

Belgium — 0.9%
Ackermans & van Haaren NV	878	148,172
Groupe Bruxelles Lambert SA	34,151	3,149,393
KBC Group NV	18,631	1,164,602
Solvay SA	31,561	3,083,374
UCB SA	2,132	188,101
Umicore SA	12,988	576,604
Warehouses De Pauw CVA	29,735	1,095,763

		9,406,009

China — 0.1%
Budweiser Brewing Co. APAC Ltd.(c)	215,000	570,690

Security	Shares	Value
China (continued)
SITC International Holdings Co. Ltd.	41,000	$154,837
Wilmar International Ltd.	77,400	235,483

		961,010

Denmark — 2.7%
AP Moller - Maersk A/S, Class A	8	23,091
AP Moller - Maersk A/S, Class B	669	1,960,426
Carlsberg AS, Class B	6,839	870,514
Coloplast A/S, Class B	4,927	585,811
DSV A/S	3,309	544,122
Genmab A/S(a)	6,164	1,876,071
H Lundbeck A/S	12,571	309,171
Jyske Bank A/S, Registered Shares(a)	637	37,562
Novo Nordisk A/S, Class B	183,125	20,336,134
Novozymes A/S, B Shares	9,248	587,197
Tryg A/S	65,682	1,530,927

		28,661,026

Finland — 1.1%
Kesko Oyj, B Shares	22,048	552,014
Kone Oyj, Class B	48,743	2,489,153
Neste Oyj	21,083	968,405
Nokia Oyj	915,761	4,602,543
Nordea Bank Abp	310,752	3,163,111
Wartsila Oyj Abp	2,553	21,659

		11,796,885

France — 10.0%
Air Liquide SA	33,122	5,801,910
ALD SA(c)	19	264
Amundi SA(c)	32,342	1,883,723
Arkema SA	1,742	210,902
AXA SA	140,378	3,551,826
BNP Paribas SA	635	36,345
Capgemini SE	31,720	6,163,603
Carrefour SA	85,724	1,758,297
Credit Agricole SA	87,190	968,062
Dassault Systemes SE	50,962	2,148,744
Electricite de France SA	354,053	3,143,439
Engie SA	432,617	5,815,280
Eurazeo SE	886	68,437
Euroapi SA(a)	1	9
Hermes International	4,556	5,447,432
ICADE	327	19,000
Kering SA	11,087	6,098,205
Klepierre SA	65,610	1,497,706
La Francaise des Jeux SAEM(c)	785	28,637
Legrand SA	13,596	1,178,283
L’Oreal SA	28,118	9,931,601
LVMH Moet Hennessy Louis Vuitton SE	15,576	10,056,274
Pernod Ricard SA	16,735	3,286,546
Publicis Groupe SA	10,434	571,538
Remy Cointreau SA	873	160,781
Rexel SA(a)	400,190	8,517,094
Rubis SCA	126,487	3,830,174
Sanofi	20,324	2,174,830
Sartorius Stedim Biotech	1,914	661,153
Schneider Electric SE	18,314	2,543,664
Société Générale SA	158,532	4,272,045
Teleperformance	10,422	3,460,332
Thales SA	7,667	936,251
TotalEnergies SE	120,303	7,119,906

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Vinci SA	27,543	$2,657,903
Wendel SE	771	79,338

		106,079,534

Germany — 9.4%
AIXTRON SE	1,357	40,152
Allianz SE, Registered Shares	50,417	10,583,227
Aroundtown SA	24,549	115,332
BASF SE	1,550	85,600
Bayer AG, Registered Shares	104,615	7,484,999
Bayerische Motoren Werke AG	73,440	6,380,382
Bayerische Motoren Werke AG, Preference Shares	1,081	84,815
Commerzbank AG(a)	155,269	1,354,088
Deutsche Bank AG	229,542	2,570,139
Deutsche Boerse AG	13,988	2,350,868
Deutsche Post AG, Registered Shares	86,574	3,582,748
Deutsche Telekom AG, Registered Shares	211,122	4,343,963
DWS Group GmbH & Co. KGaA(c)	34,244	1,230,980
E.ON SE	145,419	1,484,430
Evonik Industries AG	195,835	5,254,656
Fraport AG Frankfurt Airport Services Worldwide(a)	1,471	83,506
Freenet AG	27,822	727,186
FUCHS PETROLUB SE, Preference Shares	18,178	559,222
Hannover Rueck SE	11,207	1,716,252
HOCHTIEF AG	40,233	2,615,686
Infineon Technologies AG	27,198	847,577
LANXESS AG	1,869	87,299
LEG Immobilien AG	11,831	1,219,576
Mercedes-Benz Group AG	55,584	3,960,885
Merck KGaA	17,768	3,350,136
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	1,489	365,348
Nemetschek SE	7,876	563,904
Rational AG	501	326,179
Rheinmetall AG	549	111,013
RWE AG	86,179	3,802,690
SAP SE	49,072	4,919,321
Sartorius AG, Preference Shares	19,645	7,942,800
Scout24 SE(c)	87,321	5,416,301
Siemens AG, Registered Shares	78,823	10,404,873
Symrise AG	5,975	660,248
Talanx AG	481	19,745
TeamViewer AG(a)(c)	12,654	177,352
Telefonica Deutschland Holding AG	145,582	463,340
Vantage Towers AG	794	24,840
Volkswagen AG, Preference Shares	13,770	2,298,176

		99,609,834

Hong Kong — 2.9%
AIA Group Ltd.	1,581,600	16,385,668
ASM Pacific Technology Ltd.	59,100	538,089
CK Asset Holdings Ltd.	183,000	1,193,199
Dah Sing Financial Holdings Ltd.	17,600	52,103
Haitong International Securities Group Ltd.	147,000	22,084
Hysan Development Co. Ltd.	57,000	169,245
Jardine Matheson Holdings Ltd.	24,600	1,423,711
Kerry Properties Ltd.	450,500	1,167,656
Link REIT	26,300	237,814
New World Development Co. Ltd.	71,000	270,197
NWS Holdings Ltd.	164,000	166,830
PCCW Ltd.	1,433,000	781,368
Sun Hung Kai Properties Ltd.	116,500	1,424,337
Swire Properties Ltd.	813,800	1,989,728

Security	Shares	Value

Hong Kong (continued)
Techtronic Industries Co. Ltd.	318,000	$4,154,172
WH Group Ltd.(c)	1,162,000	888,544

		30,864,745

India — 0.0%
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $804,375)(a)(d)(e)	172,800	244,589

Ireland — 0.5%
AIB Group PLC	27,038	72,396
CRH PLC	3,199	132,032
James Hardie Industries PLC	103,838	2,680,609
Kerry Group PLC, Class A	6,041	625,184
Kingspan Group PLC	15,338	1,262,713
Smurfit Kappa Group PLC	5,139	207,744

		4,980,678

Israel — 1.1%
Bank Hapoalim BM	424,867	3,934,054
Bezeq The Israeli Telecommunication Corp. Ltd.	129,359	200,045
Israel Discount Bank Ltd., Class A	367,747	2,087,768
Mizrahi Tefahot Bank Ltd.	8,600	282,922
Nice Ltd.(a)	11,489	2,286,816
Teva Pharmaceutical Industries Ltd.(a)	335,441	3,027,488

		11,819,093

Italy — 3.1%
Assicurazioni Generali SpA	44,873	816,748
Banca Generali SpA	10,929	382,948
Banca Mediolanum SpA	141,300	1,115,556
BPER Banca	437,092	901,045
Davide Campari-Milano NV	10,316	110,314
Enel SpA	1,043,620	6,780,533
Eni SpA	117,542	1,780,249
Ferrari NV	5,966	1,164,120
Hera SpA	31,409	116,973
Intesa Sanpaolo SpA	2,122,292	4,635,268
Italgas SpA	214,326	1,384,034
Leonardo SpA(a)	11,077	119,270
Mediobanca Banca di Credito Finanziario SpA	547,806	5,619,957
MFE-MediaForEurope NV, Class A(a)	11	6
MFE-MediaForEurope NV, Class B	11	9
Moncler SpA	14,027	674,942
Pirelli & C SpA(c)	76,451	378,128
Poste Italiane SpA(c)	22,094	239,333
PRADA SpA	22,100	135,862
Reply SpA	1,913	260,737
Snam SpA	674,966	3,926,349
UniCredit SpA	208,019	2,439,046
UnipolSai Assicurazioni SpA	72,171	199,756

		33,181,183

Japan — 20.1%
Advantest Corp.	53,400	3,642,524
Aeon Mall Co. Ltd.	14,200	171,437
Air Water, Inc.	8,800	118,728
Amada Co. Ltd.	268,900	2,154,434
Anritsu Corp.	82,900	919,179
Aozora Bank Ltd.	70,700	1,466,417
Asahi Kasei Corp.	53,100	429,025
Astellas Pharma, Inc.	90,900	1,451,757
Benesse Holdings, Inc.	8,700	139,206
Bridgestone Corp.	11,900	469,902
Calbee, Inc.	39,800	736,588
Canon, Inc.	36,790	934,313

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Casio Computer Co. Ltd.	207,800	$1,896,677
Chugai Pharmaceutical Co. Ltd.	106,100	2,900,579
Chugoku Electric Power Co., Inc.	40,500	268,747
Coca-Cola Bottlers Japan Holdings, Inc.	5,500	58,583
Cosmos Pharmaceutical Corp.	1,300	123,446
Daifuku Co. Ltd.	24,100	1,511,059
Daiichi Sankyo Co. Ltd.	168,100	4,458,020
Daikin Industries Ltd.	26,500	4,261,376
Daito Trust Construction Co. Ltd.	18,200	1,607,501
Daiwa House Industry Co. Ltd.	2,100	50,577
DMG Mori Co. Ltd.	104,500	1,534,690
East Japan Railway Co.	3,300	169,178
Ebara Corp.	5,300	227,636
Eisai Co. Ltd.	64,200	2,643,872
Fuji Media Holdings, Inc.	22,200	188,779
Fuji Oil Holdings, Inc.	15,100	205,379
FUJIFILM Holdings Corp.	32,300	1,779,062
Fujitsu Ltd.	300	45,046
Hikari Tsushin, Inc.	400	45,188
Hisamitsu Pharmaceutical Co., Inc.	11,400	299,118
Honda Motor Co. Ltd.	32,100	799,296
Hoya Corp.	40,500	4,310,685
Inpex Corp.	263,900	3,386,110
ITOCHU Corp.	129,700	3,720,513
Itochu Techno-Solutions Corp.	13,900	345,737
Japan Post Bank Co. Ltd.	201,000	1,548,529
Japan Tobacco, Inc.	581,800	10,589,890
Kamigumi Co. Ltd.	700	13,879
Kansai Electric Power Co., Inc.	13,500	131,948
Kao Corp.	120,500	4,843,688
Keisei Electric Railway Co. Ltd.	8,200	214,014
Keyence Corp.	11,600	4,611,888
Koito Manufacturing Co. Ltd.	1,300	47,434
Konica Minolta, Inc.	24,400	81,518
Kuraray Co. Ltd.	72,300	603,875
Kyocera Corp.	9,100	511,489
Kyowa Kirin Co. Ltd.	1,300	28,007
Kyushu Electric Power Co., Inc.	69,800	454,563
Lawson, Inc.	4,800	170,215
Lion Corp.	103,200	1,152,138
Marubeni Corp.	6,000	62,900
Mitsubishi Corp.	92,000	3,175,098
Mitsubishi Electric Corp.	14,300	156,686
Mitsui & Co. Ltd.	141,800	3,561,815
Mitsui Fudosan Co. Ltd.	11,200	244,903
Mizuho Financial Group, Inc.	29,100	346,091
MS&AD Insurance Group Holdings, Inc.	127,700	4,062,950
Murata Manufacturing Co. Ltd.	67,100	4,311,877
NEC Corp.	98,100	3,940,473
NET One Systems Co. Ltd.	27,000	579,592
NGK Spark Plug Co. Ltd.	29,800	564,591
Nidec Corp.	16,000	1,069,821
Nifco, Inc.	4,400	102,620
Nintendo Co. Ltd.	300	133,947
Nippon Steel Corp.	51,500	897,472
Nippon Telegraph & Telephone Corp.	120,000	3,666,289
Nissan Motor Co. Ltd.	196,900	765,364
Nissin Foods Holdings Co. Ltd.	4,700	307,393
Nitto Denko Corp.	1,800	130,389
Nomura Real Estate Holdings, Inc.	4,600	115,042
Nomura Research Institute Ltd.	28,600	782,251
Obayashi Corp.	3,300	23,365

Security	Shares	Value

Japan (continued)
Obic Co. Ltd.	6,900	$1,016,590
Olympus Corp.	81,000	1,692,838
Omron Corp.	93,200	5,349,130
Otsuka Holdings Co. Ltd.	33,400	1,112,808
Pigeon Corp.	1,700	24,341
Recruit Holdings Co. Ltd.	107,700	3,898,114
Ricoh Co. Ltd.	48,200	405,033
Rohm Co. Ltd.	1,700	138,951
Santen Pharmaceutical Co. Ltd.	34,800	280,637
SBI Holdings, Inc.	67,100	1,361,203
Seiko Epson Corp.	10,300	172,430
Sekisui House Ltd.	213,500	3,793,419
SG Holdings Co. Ltd.	1,200	21,640
Shin-Etsu Chemical Co. Ltd.	38,200	5,405,111
Shionogi & Co. Ltd.	8,800	468,815
SoftBank Corp.	195,300	2,249,986
SoftBank Group Corp.	82,200	3,404,649
Sony Group Corp.	38,300	3,592,135
Subaru Corp.	121,800	2,114,306
Sumitomo Chemical Co. Ltd.	2,223,700	9,191,810
Sumitomo Corp.	394,500	5,644,545
Sumitomo Mitsui Financial Group, Inc.	379,100	11,626,816
Sumitomo Mitsui Trust Holdings, Inc.	5,500	166,353
Sumitomo Rubber Industries Ltd.	20,400	185,863
Sundrug Co. Ltd.	27,300	590,973
Suntory Beverage & Food Ltd.	10,900	408,753
Suzuki Motor Corp.	30,000	888,437
Taiheiyo Cement Corp.	3,800	56,758
Takeda Pharmaceutical Co. Ltd.	233,600	6,712,676
TBS Holdings, Inc.	22,700	298,276
TDK Corp.	5,800	199,195
Teijin Ltd.	11,000	113,130
Terumo Corp.	143,000	4,616,477
Tohoku Electric Power Co., Inc.	26,700	148,096
Tokio Marine Holdings, Inc.	92,500	5,381,948
Tokyo Electron Ltd.	19,000	8,709,303
Tokyo Gas Co. Ltd.	120,600	2,356,123
Toshiba Corp.	26,400	1,180,393
Toyota Industries Corp.	3,600	231,397
Toyota Motor Corp.	223,700	3,721,623
Trend Micro, Inc.	29,300	1,722,573
Unicharm Corp.	172,900	5,932,382
Yamada Holdings Co. Ltd.	607,400	2,144,592
Yaskawa Electric Corp.	18,900	655,181
Yokohama Rubber Co. Ltd.	2,300	29,511

		212,889,688

Luxembourg — 0.3%
ArcelorMittal SA	60,109	1,924,518
RTL Group SA	34,168	1,583,878
SES SA	9	86

		3,508,482

Mexico — 0.1%
Fresnillo PLC	59,032	575,248

Netherlands — 6.7%
Argenx SE(a)	1,557	482,405
ASML Holding NV	42,536	24,477,560
ASR Nederland NV	54,123	2,464,361
Heineken NV	19,993	2,010,357
IMCD NV	19,328	2,890,540
ING Groep NV	90,774	1,026,441
Koninklijke Ahold Delhaize NV	137,303	3,786,176

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Koninklijke DSM NV	1,469	$247,382
Koninklijke Philips NV	794	20,467
Koninklijke Vopak NV	22,896	655,766
NN Group NV	1,037	51,395
OCI NV(a)	10,823	380,033
PostNL NV	91,568	311,581
QIAGEN NV(a)	26,148	1,203,249
Randstad NV	48,224	2,713,277
SBM Offshore NV	15,892	257,542
Shell PLC	578,273	17,102,983
Wolters Kluwer NV	111,590	11,010,752

		71,092,267

New Zealand — 0.2%
Fisher & Paykel Healthcare Corp. Ltd.	127,890	1,745,517
Meridian Energy Ltd.	15,853	48,473
Spark New Zealand Ltd.	212,880	673,322

		2,467,312

Norway — 2.0%
Aker ASA, A Shares	4,012	384,898
Aker BP ASA	31,332	1,349,858
DNB Bank ASA	293,348	5,949,165
Equinor ASA	271,177	10,290,292
Gjensidige Forsikring ASA	6,433	140,553
Leroy Seafood Group ASA	2,987	23,480
Mowi ASA	3,113	81,255
Orkla ASA	6,822	53,690
Telenor ASA	215,374	2,973,908

		21,247,099

Portugal — 0.5%
EDP - Energias de Portugal SA	733,555	3,675,528
Jeronimo Martins SGPS SA	52,269	1,068,536

		4,744,064

Singapore — 2.0%
Ascendas Real Estate Investment Trust	126,400	257,043
CDL Hospitality Trusts	1	1
City Developments Ltd.	85,700	515,659
DBS Group Holdings Ltd.	53,100	1,197,147
Jardine Cycle & Carriage Ltd.	318,100	6,800,408
Mapletree Commercial Trust	654,500	848,883
Mapletree Industrial Trust(b)	125,300	226,443
Mapletree Logistics Trust	58,300	69,617
Oversea-Chinese Banking Corp. Ltd.	204,700	1,765,944
Singapore Airlines Ltd.(a)	38,600	155,597
Singapore Telecommunications Ltd.	3,923,800	7,395,317
Suntec Real Estate Investment Trust	74,200	90,801
United Overseas Bank Ltd.	79,800	1,710,099

		21,032,959

South Africa — 0.5%
Anglo American PLC	103,649	5,106,123

Spain — 1.5%
Acciona SA	21,960	4,234,747
ACS Actividades de Construccion y Servicios SA	1,463	41,484
Banco Bilbao Vizcaya Argentaria SA	484,793	2,652,920
Banco Santander SA	1,744,960	5,660,329
Bankinter SA	127,975	813,739
Fluidra SA	11,266	298,295
Grifols SA, Class A(b)	14,978	315,230
Iberdrola SA	10,462	123,959
Industria de Diseno Textil SA	90,607	2,184,064

Security	Shares	Value

Spain (continued)
Mediaset Espana Comunicacion SA(a)	24	$105
Merlin Properties Socimi SA	2,208	24,949

		16,349,821

Sweden — 1.8%
Assa Abloy AB, Class B	833	20,534
Atlas Copco AB, A Shares	252,836	2,837,487
Atlas Copco AB, B Shares	131,988	1,278,024
Elekta AB, B Shares	90,539	705,471
Epiroc AB, Class A	6,108	118,440
Industrivarden AB, C Shares	3,864	100,274
Indutrade AB	6,427	145,301
Investor AB, B Shares	1,590	29,824
L E Lundbergforetagen AB, B Shares	10,429	513,730
Lundin Energy AB	72,052	3,457,493
Saab AB, Class B	101,960	4,337,867
Sagax AB, Class B	10,746	293,156
Tele2 AB, B Shares	101,416	1,240,291
Telefonaktiebolaget LM Ericsson, B Shares	426,858	3,466,359

		18,544,251

Switzerland — 8.5%
ABB Ltd., Registered Shares	15,137	466,742
Banque Cantonale Vaudoise, Registered Shares	7,168	563,755
Chocoladefabriken Lindt & Spruengli AG	16	160,957
Cie Financiere Richemont SA, Registered Shares	31,549	3,511,097
EMS-Chemie Holding AG, Registered Shares	31	26,611
Flughafen Zurich AG, Registered Shares(a)	3,131	530,100
Givaudan SA, Registered Shares	962	3,538,769
Idorsia Ltd.(a)(b)	7,824	130,072
Kuehne + Nagel International AG, Registered Shares	2,650	700,787
Lonza Group AG, Registered Shares	10,138	6,112,259
Medmix AG(c)	2	53
Nestlé SA, Registered Shares	190,901	23,350,481
Novartis AG, Registered Shares	176,372	16,021,599
Partners Group Holding AG	498	535,838
PSP Swiss Property AG, Registered Shares	3,436	409,469
Roche Holding AG	55,629	18,957,870
Roche Holding AG	2,514	982,654
Sika AG, Registered Shares	19,096	5,300,838
Straumann Holding AG	8,978	1,145,382
Swatch Group AG	13,439	3,460,294
Temenos AG, Registered Shares	1,170	113,674
UBS Group AG, Registered Shares	194,006	3,658,699
VAT Group AG(c)	2,365	704,051

		90,382,051

United Kingdom — 11.1%
Ashtead Group PLC	140,543	7,364,043
Associated British Foods PLC	105,306	2,291,698
AstraZeneca PLC	103,335	13,657,146
Aviva PLC	43,888	237,833
Barclays PLC	21,360	45,531
Bellway PLC	17,527	515,353
BP PLC	2,066,023	11,227,953
British American Tobacco PLC	367,086	16,190,390
BT Group PLC	92,048	216,957
Centrica PLC(a)	26,220	26,161
CK Hutchison Holdings Ltd.	121,000	857,118
Close Brothers Group PLC	15	207
Compass Group PLC	3,285	73,638
Croda International PLC	6,432	560,059
Dechra Pharmaceuticals PLC	1,636	74,990

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Diageo PLC	227,302	$10,560,741
Direct Line Insurance Group PLC	219,470	711,672
Dunelm Group PLC	24	266
Experian PLC	150,490	5,034,229
Ferguson PLC	6,499	781,514
Future PLC	8,155	203,457
Greggs PLC	17,779	506,312
GSK PLC	120,483	2,626,576
Halma PLC	1,321	37,120
Hargreaves Lansdown PLC	16,193	174,663
HSBC Holdings PLC	123,856	829,370
IG Group Holdings PLC	52,158	469,792
IMI PLC	34,631	615,922
Imperial Brands PLC	97,686	2,205,750
InterContinental Hotels Group PLC	1,448	90,091
International Consolidated Airlines Group SA(a)(b)	416,290	669,648
Intertek Group PLC	1,698	99,196
ITV PLC	1,196,192	1,060,238
J Sainsbury PLC	84,258	242,350
Lloyds Banking Group PLC	11,188,296	6,359,677
Natwest Group PLC	43,704	125,857
Phoenix Group Holdings PLC	10,974	88,218
RELX PLC	114,614	3,286,508
Rightmove PLC	462,540	3,502,527
Rolls-Royce Holdings PLC(a)	464,988	507,852
Segro PLC	11,780	164,531
Smiths Group PLC	156,483	3,067,149
Spectris PLC	26,641	1,013,492
Spirax-Sarco Engineering PLC	3,043	405,536
SSE PLC	126,860	2,833,187
Standard Chartered PLC	11,500	91,413
Subsea 7 SA	39	404
Taylor Wimpey PLC	311,781	511,481
Tesco PLC	749,403	2,444,126
Tritax Big Box REIT PLC	114,355	293,358
Unilever PLC	141,022	6,812,982
Unilever PLC	54,793	2,637,385

Security	Shares	Value

United Kingdom (continued)
UNITE Group PLC	2,279	$33,210
Whitbread PLC	75,025	2,574,336
WPP PLC	12,061	140,022

		117,151,235

United States — 0.0%
Avast PLC(c)	19,683	120,466

Total Long-Term Investments — 97.3% (Cost: $1,001,011,936)		1,029,980,899

Short-Term Securities(f)(g)

Money Market Funds — 2.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%	20,534,364	20,534,364
SL Liquidity Series, LLC, Money Market Series, 0.96%(h)	6,246,818	6,246,194

Total Short-Term Securities — 2.5% (Cost: $26,779,678)		26,780,558

Total Investments — 99.8% (Cost: $1,027,791,614)		1,056,761,457

Other Assets Less Liabilities — 0.2%		2,047,877

Net Assets — 100.0%		$1,058,809,334

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $244,589, representing 0.0% of its net assets as of period end, and an original cost of $804,375.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$ 31,337,962	$ —		$ (10,803,598)	(a)	$ —	$ —	$ 20,534,364	20,534,364	$ 19,734		$ —
SL Liquidity Series, LLC, Money Market Series	125,042	6,121,294	(a)	—		(1,022)	880	6,246,194	6,246,818	25,182	(b)	—

						$ (1,022)	$ 880	$ 26,780,558		$ 44,916		$ —

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage International Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts

MSCI EAFE Index	234	06/17/22	$23,833	$215,187

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments

Futures contracts

Unrealized appreciation on futures contracts(a)	$—	$—	$215,187	$—	$—	$—	$215,187

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(312,472)	$—	$—	$—	$(312,472)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,312,996)	$—	$—	$—	$(1,312,996)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$26,315,770

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments

Long-Term Investments

Common Stocks

Australia	$—	$103,292,821	$—	$103,292,821

Austria	—	3,872,426	—	3,872,426

Belgium	—	9,406,009	—	9,406,009

China	—	961,010	—	961,010

Denmark	—	28,661,026	—	28,661,026

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage International Fund

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)

Finland	$—	$11,796,885	$—	$11,796,885

France	9	106,079,525	—	106,079,534

Germany	—	99,609,834	—	99,609,834

Hong Kong	169,245	30,695,500	—	30,864,745

India	—	—	244,589	244,589

Ireland	625,184	4,355,494	—	4,980,678

Israel	—	11,819,093	—	11,819,093

Italy	—	33,181,183	—	33,181,183

Japan	—	212,889,688	—	212,889,688

Luxembourg	—	3,508,482	—	3,508,482

Mexico	—	575,248	—	575,248

Netherlands	—	71,092,267	—	71,092,267

New Zealand	—	2,467,312	—	2,467,312

Norway	—	21,247,099	—	21,247,099

Portugal	—	4,744,064	—	4,744,064

Singapore	—	21,032,959	—	21,032,959

South Africa	—	5,106,123	—	5,106,123

Spain	—	16,349,821	—	16,349,821

Sweden	—	18,544,251	—	18,544,251

Switzerland	—	90,382,051	—	90,382,051

United Kingdom	—	117,151,235	—	117,151,235

United States	120,466	—	—	120,466

Short-Term Securities

Money Market Funds	20,534,364	—	—	20,534,364

	$21,449,268	$1,028,821,406	$244,589	1,050,515,263

Investments valued at NAV(a)				6,246,194

				$1,056,761,457

Derivative Financial Instruments(b)

Assets

Equity Contracts	$215,187	$—	$—	$215,187

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2022	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
Boeing Co.(a)	4,622	$607,331
General Dynamics Corp.	38,306	8,615,402
HEICO Corp.	1,653	236,461
HEICO Corp., Class A	16,920	1,981,163
Lockheed Martin Corp.	8,625	3,795,949

		15,236,306

Air Freight & Logistics — 1.1%
Expeditors International of Washington, Inc.	5,872	639,109
United Parcel Service, Inc., Class B	48,409	8,822,540

		9,461,649

Automobiles — 3.5%
Tesla, Inc.(a)	41,319	31,330,545

Banks — 0.6%
Bank of America Corp.	86,733	3,226,468
JPMorgan Chase & Co.	18,870	2,495,180

		5,721,648

Beverages — 1.8%
Brown-Forman Corp., Class B	94,640	6,257,597
Coca-Cola Co.	12,453	789,271
PepsiCo, Inc.	52,574	8,819,288

		15,866,156

Biotechnology — 1.6%
AbbVie, Inc.	58,118	8,564,850
Amgen, Inc.	19,600	5,032,104
Exelixis, Inc.(a)	4,625	84,776
Moderna, Inc.(a)	5,675	824,748

		14,506,478

Building Products — 0.1%
Builders FirstSource, Inc.(a)	1,864	121,328
Owens Corning(b)	8,603	822,274

		943,602

Capital Markets — 0.8%
Blackstone, Inc.	19,381	2,282,888
Charles Schwab Corp.	29,063	2,037,316
CME Group, Inc.	1,253	249,134
FactSet Research Systems, Inc.	2,507	957,122
Moody’s Corp.	3,871	1,167,378
Stifel Financial Corp.	1,909	122,501

		6,816,339

Chemicals — 1.0%
Cabot Corp.	1	76
CF Industries Holdings, Inc.	1,893	186,971
Ecolab, Inc.	44,911	7,361,362
Linde PLC.	3,554	1,153,913
Mosaic Co.	8,445	529,079
PPG Industries, Inc.	2	253

		9,231,654

Commercial Services & Supplies — 0.1%
Tetra Tech, Inc.	6,101	823,452

Communications Equipment — 0.1%
Ciena Corp.(a)	16,998	863,838
Juniper Networks, Inc.	5,980	183,467

		1,047,305

Consumer Finance — 1.0%
American Express Co.	49,218	8,308,983

Security	Shares	Value

Consumer Finance (continued)
Capital One Financial Corp.	769	$98,324
Discover Financial Services	8,374	950,365

		9,357,672

Diversified Financial Services — 0.7%
Voya Financial, Inc.	92,088	6,318,158

Electric Utilities — 0.1%
Entergy Corp.	6,518	784,246

Electrical Equipment — 0.2%
Eaton Corp. PLC.	14,385	1,993,761

Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies, Inc.(a)	9,212	1,341,267
TE Connectivity Ltd.	27,513	3,559,907
Zebra Technologies Corp., Class A(a)	1,402	474,143

		5,375,317

Energy Equipment & Services — 0.2%
Schlumberger NV	39,647	1,822,176

Entertainment — 0.5%
Live Nation Entertainment, Inc.(a)	2,782	264,429
Netflix, Inc.(a)	12,499	2,467,803
ROBLOX Corp., Class A(a)	5,011	150,029
Spotify Technology SA(a)	12,260	1,382,560
Take-Two Interactive Software, Inc.(a)	951	118,428

		4,383,249

Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	7,468	1,912,779
Crown Castle International Corp.	25,630	4,860,729
Equinix, Inc.	1,266	869,856
Extra Space Storage, Inc.	7,532	1,342,202
Mid-America Apartment Communities, Inc.	2,543	460,283
Prologis, Inc.	31,017	3,954,047
Public Storage	2,043	675,498

		14,075,394

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	31,276	14,581,497

Food Products — 0.1%
Bunge Ltd.	2,273	268,941
Hershey Co.	2,327	492,649
McCormick & Co., Inc.	995	92,257

		853,847

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	34,940	4,104,053
Align Technology, Inc.(a)	10,572	2,935,210
Boston Scientific Corp.(a)	105,216	4,314,908
Dexcom, Inc.(a)	401	119,474
Edwards Lifesciences Corp.(a)	16,672	1,681,371
IDEXX Laboratories, Inc.(a)	12,261	4,801,653
Penumbra, Inc.(a)	1,775	260,783

		18,217,452

Health Care Providers & Services — 0.9%
AmerisourceBergen Corp.	11,411	1,766,309
McKesson Corp.	6,419	2,109,861
Molina Healthcare, Inc.(a)	2,468	716,263
UnitedHealth Group, Inc.	7,698	3,824,212

		8,416,645

Hotels, Restaurants & Leisure — 2.4%
Booking Holdings, Inc.(a)	1,548	3,473,031
Chipotle Mexican Grill, Inc.(a)	520	729,326

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Choice Hotels International, Inc.	14,763	$1,888,040
Domino’s Pizza, Inc.	2,117	768,831
Expedia Group, Inc.(a)	8,450	1,092,838
Marriott International, Inc., Class A	10,052	1,724,722
McDonald’s Corp.	3,110	784,373
Starbucks Corp.	1,137	89,255
Texas Roadhouse, Inc.	2,327	181,436
Travel + Leisure Co.	156,499	7,998,664
Wendy’s Co.	4,317	80,469
Yum! Brands, Inc.	25,206	3,061,773

		21,872,758

Household Durables — 0.2%
Garmin Ltd.	8,874	937,272
Whirlpool Corp.	4,763	877,535

		1,814,807

Household Products — 0.8%
Colgate-Palmolive Co.	86,241	6,796,653

Insurance — 0.4%
Marsh & McLennan Cos., Inc.	16,765	2,681,562
MetLife, Inc.	14,755	994,339

		3,675,901

Interactive Media & Services — 7.6%
Alphabet, Inc., Class A(a)	8,314	18,916,345
Alphabet, Inc., Class C(a)	11,476	26,174,231
Meta Platforms, Inc., Class A(a)	116,906	22,637,678

		67,728,254

Internet & Direct Marketing Retail — 5.4%
Amazon.com, Inc.(a)	18,129	43,585,561
Coupang, Inc.(a)	11,436	154,500
eBay, Inc.	40,110	1,952,154
Etsy, Inc.(a)(b)	13,990	1,134,869
MercadoLibre, Inc.(a)	1,972	1,549,755

		48,376,839

IT Services — 7.3%
Accenture PLC, Class A	20,988	6,264,079
Automatic Data Processing, Inc.	20,607	4,594,125
Block, Inc.(a)	29,735	2,602,110
Cognizant Technology Solutions Corp., Class A	30,309	2,264,082
EPAM Systems, Inc.(a)	3,021	1,022,669
Gartner, Inc.(a)	4,241	1,112,838
Global Payments, Inc.	5,477	717,706
GoDaddy, Inc., Class A(a)	3,745	281,062
Mastercard, Inc., Class A	38,132	13,646,299
Paychex, Inc.	11,939	1,478,406
PayPal Holdings, Inc.(a)	89,926	7,662,595
Visa, Inc., Class A	112,567	23,883,340

		65,529,311

Life Sciences Tools & Services — 2.6%
Agilent Technologies, Inc.	66,890	8,532,488
Bruker Corp.	58,519	3,656,267
Charles River Laboratories International, Inc.(a)	1,001	234,314
Danaher Corp.	7,321	1,931,426
Mettler-Toledo International, Inc.(a)	3,173	4,080,859
Syneos Health, Inc.(a)	52,747	3,897,476
Thermo Fisher Scientific, Inc.	2,010	1,140,816

		23,473,646

Machinery — 1.3%
Caterpillar, Inc.	9,523	2,055,539

Security	Shares	Value

Machinery (continued)
Deere & Co.	10,637	$3,805,706
Illinois Tool Works, Inc.	27,659	5,755,008

		11,616,253

Media — 1.1%
Altice USA, Inc., Class A(a)	84,844	965,525
Charter Communications, Inc., Class A(a)	7,776	3,941,888
Comcast Corp., Class A	5,820	257,709
Fox Corp., Class A	136,551	4,848,926

		10,014,048

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	24,219	946,478
Reliance Steel & Aluminum Co.	4,347	845,057

		1,791,535

Multiline Retail — 0.6%
Dollar General Corp.	9,269	2,042,332
Target Corp.	19,613	3,174,952

		5,217,284

Oil, Gas & Consumable Fuels — 0.4%
EOG Resources, Inc.	27,643	3,785,985

Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	8,378	2,133,458

Pharmaceuticals — 2.3%
Eli Lilly & Co.	26,219	8,218,083
Merck & Co., Inc.	13,481	1,240,656
Zoetis, Inc.	64,135	10,962,596

		20,421,335

Professional Services — 0.0%
Robert Half International, Inc.	2,498	225,195

Real Estate Management & Development — 0.0%
Zillow Group, Inc., Class A(a)	2,852	113,966

Road & Rail — 0.6%
Landstar System, Inc.	7,036	1,065,462
Norfolk Southern Corp.	582	139,482
Old Dominion Freight Line, Inc.	12,385	3,198,302
Uber Technologies, Inc.(a)	4,055	94,076
Union Pacific Corp.	4,841	1,063,955

		5,561,277

Semiconductors & Semiconductor Equipment — 8.7%
Advanced Micro Devices, Inc.(a)	97,820	9,963,945
Analog Devices, Inc.	1,903	320,465
Applied Materials, Inc.	34,094	3,998,885
Broadcom, Inc.	14,660	8,504,706
CMC Materials, Inc.	1	177
Enphase Energy, Inc.(a)	1,593	296,601
Intel Corp.	105,294	4,677,159
KLA Corp.	11,148	4,067,348
Lam Research Corp.	7,019	3,650,091
Lattice Semiconductor Corp.(a)	8,699	452,522
MaxLinear, Inc.(a)	17,280	684,115
Monolithic Power Systems, Inc.	6,035	2,718,104
NVIDIA Corp.	128,914	24,070,822
QUALCOMM, Inc.	75,697	10,841,324
Silicon Laboratories, Inc.(a)(b)	17,639	2,631,033
Teradyne, Inc.	13,341	1,457,638

		78,334,935

Software — 17.6%
Adobe, Inc.(a)	27,569	11,481,937
Atlassian Corp. PLC, Class A(a)	5,099	904,155

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Autodesk, Inc.(a)	14,984	$3,112,926
Cadence Design Systems, Inc.(a)	38,174	5,868,489
Coupa Software, Inc.(a)	3,226	221,917
Crowdstrike Holdings, Inc., Class A(a)	7,336	1,173,687
Datadog, Inc., Class A(a)	1,169	111,511
Elastic NV(a)	1,844	113,683
Fair Isaac Corp.(a)	1,176	481,631
Fortinet, Inc.(a)	8,574	2,521,956
FreedomPay, Inc.(a)(c)	43,051	—
HubSpot, Inc.(a)	5,673	1,915,715
Intuit, Inc.	17,040	7,062,398
Manhattan Associates, Inc.(a)	12,325	1,490,462
Microsoft Corp.	317,471	86,310,841
Oracle Corp.	11,464	824,491
Palo Alto Networks, Inc.(a)	7,383	3,712,025
Paycom Software, Inc.(a)	9,869	2,806,151
RingCentral, Inc., Class A(a)	19,157	1,209,573
Salesforce, Inc.(a)	27,357	4,383,686
ServiceNow, Inc.(a)	27,288	12,756,321
Splunk, Inc.(a)	6,260	642,026
Synopsys, Inc.(a)	341	108,847
VMware, Inc., Class A	4,656	596,434
Workday, Inc., Class A(a)	48,967	7,653,542
Zendesk, Inc.(a)	956	87,426
Zscaler, Inc.(a)	778	119,104

		157,670,934

Specialty Retail — 3.3%
American Eagle Outfitters, Inc.	20,156	244,089
Best Buy Co., Inc.	6,079	498,843
Dick’s Sporting Goods, Inc.	1,565	127,125
Home Depot, Inc.	55,751	16,878,615
Lowe’s Cos., Inc.	35,878	7,006,974
Ross Stores, Inc.	1,413	120,133
TJX Cos., Inc.	51,272	3,259,361
Tractor Supply Co.	3,751	702,787
Ulta Beauty, Inc.(a)	228	96,467
Williams-Sonoma, Inc.	3,191	408,193

		29,342,587

Technology Hardware, Storage & Peripherals — 12.2%
Apple Inc.	634,506	94,439,873
Dell Technologies, Inc., Class C	90,271	4,508,134
Hewlett Packard Enterprise Co.	73,682	1,149,439
HP, Inc.	157,761	6,127,437
NetApp, Inc.	27,762	1,997,476
Pure Storage, Inc., Class A(a)	33,168	787,077

		109,009,436

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.1%
Crocs, Inc.(a)	2,359	$131,538
Lululemon Athletica, Inc.(a)	4,289	1,255,348
NIKE, Inc., Class B	60,118	7,145,024
PVH Corp.	1,597	113,179
Ralph Lauren Corp.	14,839	1,500,075
Under Armour, Inc., Class A(a)	8,273	87,528

		10,232,692

Tobacco — 0.3%
Altria Group, Inc.	45,766	2,475,483

Trading Companies & Distributors — 0.5%
SiteOne Landscape Supply, Inc.(a)	31,160	4,183,853
United Rentals, Inc.(a)	329	98,101

		4,281,954

Wireless Telecommunication Services — 0.0%
T-Mobile U.S., Inc.(a)	2,523	336,291

Total Long-Term Investments — 99.0% (Cost: $642,786,109)		888,997,365

Short-Term Securities(d)(e)

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%	8,039,456	8,039,456
SL Liquidity Series, LLC, Money Market Series, 0.96%(f)	1,499,047	1,498,897

Total Short-Term Securities — 1.1% (Cost: $9,538,308)		9,538,353

Total Investments — 100.1% (Cost: $652,324,417)		898,535,718

Liabilities in Excess of Other Assets — (0.1)%		(980,803)

Net Assets — 100.0%		$897,554,915

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Growth Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$10,090,174	$—		$(2,050,718	)(a)	$—	$—	$8,039,456	8,039,456	$7,774		$—
SL Liquidity Series, LLC, Money Market Series	1,341,323	159,766	(a)	—		(2,237)	45	1,498,897	1,499,047	36,657	(b)	—

						$(2,237)	$45	$9,538,353		$44,431		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
NASDAQ 100 E-Mini Index	38	06/17/22	$9,611	$(320,330)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$320,330	$—	$—	$—	$320,330

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(51,496)	$—	$—	$—	$(51,496)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(402,105)	$—	$—	$—	$(402,105)

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Growth Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$11,588,263

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$888,997,365	$—	$—	$888,997,365
Short-Term Securities
Money Market Funds	8,039,456	—	—	8,039,456

	$897,036,821	$—	$—	897,036,821

Investments valued at NAV(a)				1,498,897

				$898,535,718

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(320,330)	$—	$—	$(320,330)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments May 31, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
AAR Corp.(a)	61,045	$2,943,590
Aerojet Rocketdyne Holdings, Inc.(a)	363,292	14,800,516
Astronics Corp.(a)	87,253	916,156
HEICO Corp., Class A	8,065	944,331
Kratos Defense & Security Solutions, Inc.(a)	47,428	683,912
Moog, Inc., Class A	218,134	17,753,926
Vectrus, Inc.(a)	44,223	1,584,068

		39,626,499

Air Freight & Logistics — 0.6%
Hub Group, Inc., Class A(a)	297,158	21,686,591

Airlines — 0.2%
Frontier Group Holdings, Inc.(a)(b)	360,674	3,877,246
Mesa Air Group, Inc.(a)	168,212	516,411
Spirit Airlines, Inc.(a)	152,636	3,197,724

		7,591,381

Auto Components — 1.2%
Adient PLC(a)	49,257	1,743,205
Cooper-Standard Holdings, Inc.(a)	91,859	516,248
Dana, Inc.	57,102	945,609
Fox Factory Holding Corp.(a)(b)	44,964	3,687,947
Goodyear Tire & Rubber Co.(a)	1,242,475	16,052,777
LCI Industries	102,697	12,274,346
Modine Manufacturing Co.(a)	67,395	796,609
Patrick Industries, Inc.	68,104	4,093,731
Standard Motor Products, Inc.	16,253	649,307
Tenneco, Inc., Class A(a)	45,180	782,066
Visteon Corp.(a)	30,937	3,471,441

		45,013,286

Automobiles — 0.3%
Winnebago Industries, Inc.	237,616	11,750,111

Banks — 7.9%
Ameris Bancorp	30,436	1,387,577
BancFirst Corp.	53,920	4,892,162
Bancorp, Inc.(a)	98,850	2,059,046
BankFinancial Corp.	48,548	471,401
Banner Corp.	61,493	3,573,358
Cadence Bank	215,119	5,750,131
Capital City Bank Group, Inc.	151,324	4,131,145
Capstar Financial Holdings, Inc.	92,484	1,926,442
Carter Bankshares, Inc.(a)	39,944	590,772
Cathay General Bancorp	53,030	2,180,063
Citizens Financial Group, Inc.	37,678	1,559,116
Community Trust Bancorp, Inc.	55,506	2,334,027
ConnectOne Bancorp, Inc.	17,391	479,296
Customers Bancorp, Inc.(a)	33,961	1,402,589
FB Financial Corp.	33,232	1,396,409
Financial Institutions, Inc.	24,794	697,951
First Busey Corp.	35,164	824,596
First Commonwealth Financial Corp.	70,246	984,146
First Community Bankshares, Inc.	70,120	2,019,456
First Financial Bankshares, Inc.	208,530	8,599,777
First Financial Corp.	76,061	3,421,224
First Financial Northwest, Inc.	129,960	2,196,324
First Interstate BancSystem, Inc., Class A	783,382	29,823,353
First United Corp.	33,701	716,483
Flushing Financial Corp.	21,628	499,607
Fulton Financial Corp.	1,258,071	19,940,425
Glacier Bancorp, Inc.	238,430	11,542,396
Hancock Whitney Corp.	359,905	17,937,665

Security	Shares	Value

Banks (continued)
HBT Financial, Inc.	156,158	$2,715,588
Heartland Financial USA, Inc.	697,885	30,867,454
Heritage Commerce Corp.	217,640	2,496,331
Independent Bank Corp.	108,759	2,154,516
Independent Bank Group, Inc.	7,728	564,762
Lakeland Bancorp, Inc.	146,923	2,280,245
Mercantile Bank Corp.	58,067	1,919,114
Mid Penn Bancorp, Inc.	107,521	2,953,602
Midland States Bancorp, Inc.	127,262	3,420,803
MidWestOne Financial Group, Inc.	4,323	131,549
Northrim BanCorp, Inc.	98,831	4,107,416
Northwest Bancshares, Inc.	127	1,637
OceanFirst Financial Corp.	579,820	11,694,969
Old National Bancorp	268,695	4,272,251
Origin Bancorp, Inc.	36,639	1,431,852
Peapack-Gladstone Financial Corp.	98,776	3,328,751
Premier Financial Corp.	249,357	6,775,030
Republic Bancorp, Inc., Class A	37,006	1,700,426
Republic First Bancorp, Inc.(a)	1,381,067	5,607,132
Riverview Bancorp, Inc.	239,489	1,630,920
Sandy Spring Bancorp, Inc.	313,637	13,282,527
Sierra Bancorp	91,188	1,974,220
Simmons First National Corp., Class A	25,997	668,383
SmartFinancial, Inc.	37,109	961,123
South Plains Financial, Inc.	43,917	1,085,628
SouthState Corp.	211,991	17,133,113
Texas Capital Bancshares, Inc.(a)	27,770	1,569,838
Towne Bank	193,351	5,699,987
TriCo Bancshares	40,648	1,842,980
TriState Capital Holdings, Inc.(a)(b)	45,566	1,393,408
UMB Financial Corp.	46,376	4,282,824
Univest Financial Corp.	104,006	2,756,159
Veritex Holdings, Inc.	68,868	2,373,191
Washington Federal, Inc.	106,184	3,445,671
Washington Trust Bancorp, Inc.	67,911	3,409,132
WesBanco, Inc.	511,086	17,407,589
Wintrust Financial Corp.	29,457	2,574,247

		305,251,305

Beverages — 0.2%
Primo Water Corp.	413,725	5,924,542

Biotechnology — 6.0%
89bio, Inc.(a)	200,542	603,631
ACADIA Pharmaceuticals, Inc.(a)	112,436	1,815,841
Adverum Biotechnologies, Inc.(a)	545,426	489,356
Agenus, Inc.(a)	851,654	1,422,262
Agios Pharmaceuticals, Inc.(a)(b)	132,130	2,572,571
Akero Therapeutics, Inc.(a)	47,705	412,171
Alector, Inc.(a)	238,029	2,108,937
Alkermes PLC(a)	364,772	10,888,444
Allakos, Inc.(a)	191,348	574,044
Allogene Therapeutics, Inc.(a)	436,387	3,460,549
Amicus Therapeutics, Inc.(a)(b)	171,930	1,310,107
Anika Therapeutics, Inc.(a)(b)	27,066	588,415
Apellis Pharmaceuticals, Inc.(a)	116,851	4,843,474
Applied Molecular Transport, Inc.(a)	92,049	304,682
Arcus Biosciences, Inc.(a)	47,929	908,255
Arcutis Biotherapeutics, Inc.(a)	54,143	1,130,506
Arrowhead Pharmaceuticals, Inc.(a)	49,701	1,658,025
Atara Biotherapeutics, Inc.(a)(b)	406,003	2,111,216
Atossa Therapeutics, Inc.(a)	541,679	526,675
Atreca, Inc., Class A(a)(b)	264,456	444,286
Avidity Biosciences, Inc.(a)	92,733	1,291,771

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Avrobio, Inc.(a)(b)	479,127	$465,711
Beam Therapeutics, Inc.(a)(b)	125,361	4,410,200
BioAtla, Inc.(a)(b)	115,537	278,444
Biohaven Pharmaceutical Holding Co. Ltd.(a)	56,788	8,162,139
Bioxcel Therapeutics, Inc.(a)(b)	37,409	437,685
Black Diamond Therapeutics, Inc.(a)(b)	174,452	294,824
Blueprint Medicines Corp.(a)	219,848	12,091,640
Bridgebio Pharma, Inc.(a)(b)	338,381	2,311,142
Brooklyn ImmunoTherapeutics, Inc.(a)(b)	325,712	218,357
C4 Therapeutics, Inc.(a)	69,381	503,706
CareDx, Inc.(a)	16,862	424,079
Caribou Biosciences, Inc.(a)	85,956	716,013
Clovis Oncology, Inc.(a)(b)	333,928	232,180
Coherus Biosciences, Inc.(a)	567,800	4,167,652
Cue Biopharma, Inc.(a)	135,501	524,389
Curis, Inc.(a)	425,715	325,417
Deciphera Pharmaceuticals, Inc.(a)	651,222	7,059,247
Denali Therapeutics, Inc.(a)	276,002	6,704,089
Dynavax Technologies Corp.(a)	160,655	1,905,368
Dyne Therapeutics, Inc.(a)(b)	75,522	363,261
Editas Medicine, Inc.(a)(b)	322,978	3,678,719
Emergent BioSolutions, Inc.(a)	222,633	7,337,984
Enanta Pharmaceuticals, Inc.(a)	99,046	3,954,907
Fate Therapeutics, Inc.(a)	261,071	6,030,740
FibroGen, Inc.(a)	65,214	641,706
Frequency Therapeutics, Inc.(a)(b)	408,247	457,237
G1 Therapeutics, Inc.(a)(b)	147,843	718,517
Global Blood Therapeutics, Inc.(a)	27,628	689,042
Gossamer Bio, Inc.(a)	150,813	1,063,232
Gritstone bio, Inc.(a)(b)	146,399	295,726
Halozyme Therapeutics, Inc.(a)(b)	254,330	11,694,093
Harpoon Therapeutics, Inc.(a)	178,320	367,339
Heron Therapeutics, Inc.(a)(b)	649,537	2,143,472
Homology Medicines, Inc.(a)(b)	243,231	357,550
Inovio Pharmaceuticals, Inc.(a)	602,830	1,127,292
Inozyme Pharma, Inc.(a)	148,806	549,094
Insmed, Inc.(a)(b)	226,032	4,253,922
Intellia Therapeutics, Inc.(a)	83,544	3,854,720
Intercept Pharmaceuticals, Inc.(a)	258,031	4,670,361
Ironwood Pharmaceuticals, Inc.(a)	870,376	9,809,138
Karuna Therapeutics, Inc.(a)	6,532	681,418
Karyopharm Therapeutics, Inc.(a)(b)	683,660	4,293,385
Kiniksa Pharmaceuticals Ltd., Class A(a)	411,001	3,148,268
Kodiak Sciences, Inc.(a)	446,430	3,232,153
Kura Oncology, Inc.(a)	57,297	754,029
Kymera Therapeutics, Inc.(a)	14,280	203,776
MacroGenics, Inc.(a)	201,761	700,111
Madrigal Pharmaceuticals, Inc.(a)(b)	34,690	2,303,069
MannKind Corp.(a)(b)	540,568	2,259,574
Mirum Pharmaceuticals, Inc.(a)(b)	62,373	1,458,904
Myriad Genetics, Inc.(a)	171,955	3,308,414
Natera, Inc.(a)	49,311	1,809,221
NextCure, Inc.(a)	277,036	1,080,440
Olema Pharmaceuticals, Inc.(a)	140,633	402,210
Organogenesis Holdings, Inc.(a)	69,706	391,051
Oyster Point Pharma, Inc.(a)	119,938	471,356
Passage Bio, Inc.(a)	213,733	384,719
PMV Pharmaceuticals, Inc.(a)(b)	32,904	386,951
Poseida Therapeutics, Inc.(a)(b)	161,459	366,512
Precision BioSciences, Inc.(a)	210,200	353,136
PTC Therapeutics, Inc.(a)	175,715	5,160,750
Puma Biotechnology, Inc.(a)	232,504	451,058

Security	Shares	Value

Biotechnology (continued)
Radius Health, Inc.(a)(b)	108,852	$689,033
Recursion Pharmaceuticals, Inc., Class A(a)(b)	83,173	509,019
REGENXBIO, Inc.(a)	74,714	1,571,983
Relay Therapeutics, Inc.(a)(b)	218,133	3,551,205
REVOLUTION Medicines, Inc.(a)(b)	45,308	769,330
Rigel Pharmaceuticals, Inc.(a)(b)	762,861	1,380,778
Rocket Pharmaceuticals, Inc.(a)(b)	117,977	1,398,027
Sangamo Therapeutics, Inc.(a)(b)	801,713	2,926,252
Seres Therapeutics, Inc.(a)	198,647	615,806
Sorrento Therapeutics, Inc.(a)(b)	2,612,699	4,284,826
Spectrum Pharmaceuticals, Inc.(a)	1,242,483	928,632
SpringWorks Therapeutics, Inc.(a)	24,554	465,053
Sutro Biopharma, Inc.(a)	138,342	601,788
Taysha Gene Therapies, Inc.(a)	121,699	310,332
TG Therapeutics, Inc.(a)	203,795	900,774
Travere Therapeutics, Inc.(a)	57,698	1,344,940
Twist Bioscience Corp.(a)	143,541	4,886,136
Ultragenyx Pharmaceutical, Inc.(a)	75,724	3,551,456
UroGen Pharma Ltd.(a)(b)	71,805	382,003
Veracyte, Inc.(a)	255,090	4,484,482
Vir Biotechnology, Inc.(a)(b)	153,986	3,974,379
Xencor, Inc.(a)	40,446	903,159
Y-mAbs Therapeutics, Inc.(a)(b)	94,368	1,173,938

		229,959,388

Building Products — 1.0%
Builders FirstSource, Inc.(a)	138,522	9,016,397
Gibraltar Industries, Inc.(a)	41,799	1,745,526
Griffon Corp	33,901	1,087,205
JELD-WEN Holding, Inc.(a)	202,549	3,813,998
Resideo Technologies, Inc.(a)	216,172	5,105,983
UFP Industries, Inc.	233,572	18,031,758

		38,800,867

Capital Markets — 2.6%
Artisan Partners Asset Management, Inc., Class A	116,030	4,456,712
AssetMark Financial Holdings, Inc.(a)	271,173	5,664,804
Cohen & Steers, Inc.	111,063	8,464,111
Cowen, Inc., Class A	173,535	4,605,619
Donnelley Financial Solutions, Inc.(a)	88,398	2,750,062
Hamilton Lane, Inc., Class A	132,013	9,181,504
Houlihan Lokey, Inc.	59,527	5,115,750
Moelis & Co., Class A	231,681	10,870,473
Oppenheimer Holdings, Inc., Class A	19,253	687,525
Piper Sandler Cos.	68,413	9,016,149
PJT Partners, Inc., Class A	3,846	291,681
Stifel Financial Corp.	495,641	31,805,283
Virtus Investment Partners, Inc.	31,200	6,010,992
WisdomTree Investments, Inc.	205,936	1,225,319

		100,145,984

Chemicals — 2.7%
Avient Corp.	383,514	18,868,889
Cabot Corp.	251,470	19,013,647
Ecovyst, Inc.	170,804	1,754,157
HB Fuller Co.	271,992	19,333,191
Ingevity Corp.(a)	81,303	5,665,193
Innospec, Inc.	99,932	10,196,062
Livent Corp.(a)	212,248	6,747,364
Quaker Chemical Corp.	28,364	4,436,130
Sensient Technologies Corp.	41,728	3,648,696
Stepan Co.	117,460	13,168,440

		102,831,769

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies — 1.5%
ABM Industries, Inc.	14,106	$682,025
ACCO Brands Corp.	1,049,532	7,913,471
BrightView Holdings, Inc.(a)	181,926	2,365,038
Cimpress PLC(a)(b)	38,650	1,684,367
Deluxe Corp.	58,182	1,392,295
Ennis, Inc.	40,983	743,842
Kimball International, Inc., Class B	460,831	3,935,497
Matthews International Corp., Class A	125,841	4,072,215
Steelcase, Inc., Class A	616,313	7,555,997
Tetra Tech, Inc.(b)	194,604	26,265,702

		56,610,449

Communications Equipment — 0.4%
Calix, Inc.(a)	202,224	7,470,155
Casa Systems, Inc.(a)	163,431	719,096
NETGEAR, Inc.(a)	228,531	4,353,516
NetScout Systems, Inc.(a)	28,876	991,313

		13,534,080

Construction & Engineering — 1.7%
Ameresco, Inc., Class A(a)	85,572	5,024,788
Dycom Industries, Inc.(a)	34,002	3,165,926
EMCOR Group, Inc.	205,462	21,702,951
Fluor Corp.(a)(b)	366,577	10,348,469
Granite Construction, Inc.	19,252	628,578
MasTec, Inc.(a)	88,576	7,404,068
Matrix Service Co.(a)	81,216	489,732
MYR Group, Inc.(a)(b)	59,998	5,496,417
Primoris Services Corp.	290,271	7,047,780
Tutor Perini Corp.(a)	233,955	2,372,303

		63,681,012

Construction Materials — 0.2%
Summit Materials, Inc., Class A(a)(b)	298,433	8,150,205

Consumer Finance — 0.8%
Encore Capital Group, Inc.(a)	74,306	4,540,840
Enova International, Inc.(a)	72,492	2,289,297
LendingClub Corp.(a)	71,401	1,122,424
LendingTree, Inc.(a)	88,024	5,555,195
Navient Corp.	19,662	314,592
PRA Group, Inc.(a)(b)	246,009	9,102,333
PROG Holdings, Inc.(a)	142,950	4,172,710
Regional Management Corp.	61,223	2,912,990

		30,010,381

Containers & Packaging — 0.1%
Greif, Inc., Class A	60,505	3,598,232

Diversified Consumer Services — 0.2%
Laureate Education, Inc., Class A	248,756	3,166,664
OneSpaWorld Holdings Ltd.(a)(b)	166,385	1,564,019
Perdoceo Education Corp.(a)	159,421	1,739,283
Strategic Education, Inc.	46,471	3,058,721

		9,528,687

Diversified Telecommunication Services — 0.5%
Cogent Communications Holdings, Inc.	11,117	671,356
EchoStar Corp., Class A(a)(b)	108,999	2,619,246
Iridium Communications, Inc.(a)	408,928	15,175,318
Ooma, Inc.(a)	165,657	2,325,824

		20,791,744

Electric Utilities — 0.6%
ALLETE, Inc.	20,619	1,278,790

Security	Shares	Value

Electric Utilities (continued)
PNM Resources, Inc.	65,733	$3,124,290
Portland General Electric Co.	358,180	17,640,365

		22,043,445

Electrical Equipment — 0.6%
Atkore, Inc.(a)	141,034	15,361,423
AZZ, Inc.	13,589	608,244
Bloom Energy Corp., Class A(a)(b)	284,814	4,989,941
Encore Wire Corp.	7,490	936,400
LSI Industries, Inc.	73,401	490,319
Stem, Inc.(a)	85,462	738,392
Sunrun, Inc.(a)	44,127	1,152,597

		24,277,316

Electronic Equipment, Instruments & Components — 2.2%
Benchmark Electronics, Inc.	124,654	3,177,430
ePlus, Inc.(a)	300,379	17,043,504
FARO Technologies, Inc.(a)	76,431	2,462,607
Insight Enterprises, Inc.(a)	31,585	3,121,230
Itron, Inc.(a)(b)	122,385	6,316,290
Knowles Corp.(a)	730,536	14,040,902
OSI Systems, Inc.(a)	185,820	15,594,014
PAR Technology Corp.(a)	14,408	541,453
PC Connection, Inc.	179,689	8,033,895
Sanmina Corp.(a)	75,618	3,318,874
ScanSource, Inc.(a)	135,285	5,240,941
Vishay Intertechnology, Inc.	320,484	6,550,693

		85,441,833

Energy Equipment & Services — 1.5%
Archrock, Inc.	547,887	5,495,306
Cactus, Inc., Class A	74,093	3,883,955
ChampionX Corp.	415,274	9,663,426
Dril-Quip, Inc., Class A(a)	36,993	1,163,060
Helix Energy Solutions Group, Inc.(a)	184,756	857,268
Helmerich & Payne, Inc.	7,131	359,046
Liberty Energy, Inc.(a)	101,992	1,659,410
Nabors Industries Ltd.(a)	33,451	5,578,623
NexTier Oilfield Solutions, Inc.(a)	77,991	850,102
Oceaneering International, Inc.(a)	742,201	9,440,797
Oil States International, Inc.(a)	114,907	889,380
Patterson-UTI Energy, Inc.	422,944	8,069,771
ProPetro Holding Corp.(a)	753,464	9,832,705
Solaris Oilfield Infrastructure, Inc., Class A	137,118	1,848,351

		59,591,200

Entertainment — 0.7%
AMC Entertainment Holdings, Inc., Class A(a)(b)	958,681	13,747,486
Cinemark Holdings, Inc.(a)(b)	619,779	10,523,847
Lions Gate Entertainment Corp., Class A(a)	37,907	387,789
Marcus Corp.(a)	103,487	1,621,641

		26,280,763

Equity Real Estate Investment Trusts (REITs) — 5.7%
Acadia Realty Trust	705,712	13,874,298
Alexander & Baldwin, Inc.	154,636	3,154,574
American Assets Trust, Inc.	164,671	5,615,281
Apartment Investment and Management Co., Class A(a)	658,169	4,133,301
Armada Hoffler Properties, Inc.	264,472	3,644,424
Ashford Hospitality Trust, Inc.(a)(b)	94,148	530,995
Braemar Hotels & Resorts, Inc.	2,288,495	13,273,271
Brandywine Realty Trust	64,165	715,440
Centerspace	9,062	751,965
Corporate Office Properties Trust	500,130	13,823,593

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
CTO Realty Growth, Inc.	13,534	$891,755
DiamondRock Hospitality Co.(a)	48,477	498,828
DigitalBridge Group, Inc.(a)	468,553	2,820,689
Easterly Government Properties, Inc.	108,554	2,130,915
EastGroup Properties, Inc.	227,794	36,800,121
Essential Properties Realty Trust, Inc.	92,986	2,127,520
First Industrial Realty Trust, Inc.	149,963	7,970,533
Four Corners Property Trust, Inc.	363,740	10,028,312
Macerich Co	194,282	2,282,813
National Storage Affiliates Trust	421,719	22,119,162
Necessity Retail REIT, Inc.	680,265	5,428,515
NexPoint Residential Trust, Inc.	90,316	6,636,420
Outfront Media, Inc.	856,531	17,670,235
Paramount Group, Inc.	1,181,281	10,702,406
Piedmont Office Realty Trust, Inc., Class A	203,665	3,002,022
Plymouth Industrial REIT, Inc.	26,587	539,982
PotlatchDeltic Corp.	99,711	5,230,839
RPT Realty	207,657	2,527,186
Ryman Hospitality Properties, Inc.(a)(b)	40,346	3,602,494
SITE Centers Corp.	47,884	752,736
Terreno Realty Corp.	281,573	17,094,297

		220,374,922

Food & Staples Retailing — 1.0%
Andersons, Inc.	164,368	6,181,881
BJ’s Wholesale Club Holdings, Inc.(a)	154,144	8,920,313
Chefs’ Warehouse, Inc.(a)(b)	73,818	2,637,517
Performance Food Group Co.(a)	334,381	14,492,073
PriceSmart, Inc.	14,373	1,130,149
Rite Aid Corp.(a)	121,181	674,978
SpartanNash Co.	17,333	596,429
Sprouts Farmers Market, Inc.(a)(b)	171,805	4,654,197

		39,287,537

Food Products — 1.1%
Cal-Maine Foods, Inc.	30,120	1,437,628
Hostess Brands, Inc.(a)	583,498	12,399,332
J&J Snack Foods Corp.	19,382	2,485,160
John B. Sanfilippo & Son, Inc	22,692	1,733,215
Lancaster Colony Corp.	7,396	901,572
Mission Produce, Inc.(a)	49,599	663,139
Sanderson Farms, Inc.	68,750	13,715,625
Seneca Foods Corp., Class A(a)	73,334	4,169,038
Simply Good Foods Co.(a)	39,466	1,577,061
TreeHouse Foods, Inc.(a)	6,097	250,709
Vital Farms, Inc.(a)	405,269	4,012,163

		43,344,642

Gas Utilities — 0.7%
Brookfield Infrastructure Corp., Class A	292,945	20,667,270
Northwest Natural Holding Co.	39,770	2,159,113
ONE Gas, Inc.	5,277	459,204
Southwest Gas Holdings, Inc.	25,791	2,401,916
Spire, Inc.	3,223	252,361

		25,939,864

Health Care Equipment & Supplies — 3.0%
Accuray, Inc.(a)	374,158	778,249
Artivion, Inc.(a)	175,531	3,433,386
AtriCure, Inc.(a)	66,804	2,714,247
Atrion Corp	5,188	3,262,162
Bausch + Lomb Corp.(a)(b)	392,890	6,683,059
Cardiovascular Systems, Inc.(a)	131,124	2,132,076
Cerus Corp.(a)	258,159	1,277,887
Haemonetics Corp.(a)	40,673	2,572,974

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Heska Corp.(a)	64,425	$6,428,971
Integer Holdings Corp.(a)(b)	177,874	14,190,788
iRhythm Technologies, Inc.(a)	11,958	1,684,284
Lantheus Holdings, Inc.(a)	56,207	3,851,304
LeMaitre Vascular, Inc.(b)	91,624	4,189,049
LivaNova PLC.(a)	30,240	2,058,437
Merit Medical Systems, Inc.(a)	196,432	12,058,960
Natus Medical, Inc.(a)	109,029	3,575,061
Nevro Corp.(a)	79,806	3,477,945
NuVasive, Inc.(a)	63,503	3,645,707
Omnicell, Inc.(a)(b)	98,190	10,914,800
OraSure Technologies, Inc.(a)	638,086	2,648,057
QuidelOrtho Corp.(a)	7,993	759,584
SeaSpine Holdings Corp.(a)	50,311	416,072
Shockwave Medical, Inc.(a)(b)	64,656	10,617,162
SI-BONE, Inc.(a)	33,159	495,727
Silk Road Medical, Inc.(a)	75,012	2,491,899
STAAR Surgical Co.(a)	74,304	4,899,606
Tactile Systems Technology, Inc.(a)	126,647	1,286,734
Varex Imaging Corp.(a)	81,242	1,871,816

		114,416,003

Health Care Providers & Services — 2.7%
1Life Healthcare, Inc.(a)	458,915	3,887,010
Accolade, Inc.(a)	59,298	380,693
Addus HomeCare Corp.(a)(b)	24,272	2,026,712
AMN Healthcare Services, Inc.(a)(b)	85,715	8,305,784
Aveanna Healthcare Holdings, Inc.(a)(b)	141,211	434,930
Brookdale Senior Living, Inc.(a)	191,400	1,090,980
CorVel Corp.(a)	21,469	3,202,316
Covetrus, Inc.(a)	47,656	992,198
Cross Country Healthcare, Inc.(a)	129,762	2,290,299
Ensign Group, Inc.	289,216	23,475,663
Hanger, Inc.(a)(b)	40,101	633,195
HealthEquity, Inc.(a)	192,784	12,064,423
LHC Group, Inc.(a)	46,935	7,822,187
OPKO Health, Inc.(a)(b)	795,289	2,385,867
Option Care Health, Inc.(a)	32,450	985,182
Owens & Minor, Inc.	16,235	566,277
Patterson Cos., Inc.	227,326	7,181,228
PetIQ, Inc.(a)	212,845	3,652,420
Progyny, Inc.(a)	167,426	5,292,336
R1 RCM, Inc.(a)	27,088	581,579
Select Medical Holdings Corp.	84,080	2,047,348
Tenet Healthcare Corp.(a)	125,780	8,139,224
U.S. Physical Therapy, Inc.	37,677	4,242,053
Viemed Healthcare, Inc.(a)	189,684	1,088,786

		102,768,690

Health Care Technology — 1.1%
Allscripts Healthcare Solutions, Inc.(a)	946,547	16,176,488
American Well Corp., Class A(a)(b)	923,652	3,491,405
Evolent Health, Inc., Class A(a)	327,927	9,224,587
Health Catalyst, Inc.(a)	232,511	3,406,286
Inspire Medical Systems, Inc.(a)	26,795	4,738,160
Multiplan Corp.(a)(b)	232,929	1,164,645
NextGen Healthcare, Inc.(a)	49,968	904,920
Phreesia, Inc.(a)	180,902	3,281,562
Schrodinger, Inc.(a)(b)	47,976	1,239,700
Teladoc Health, Inc.(a)(b)	16,524	563,303

		44,191,056

Hotels, Restaurants & Leisure — 2.7%
Accel Entertainment, Inc.(a)	226,438	2,452,324

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
BJ’s Restaurants, Inc.(a)	94,545	$2,483,697
Bloomin’ Brands, Inc.	615,600	12,995,316
Cheesecake Factory, Inc.	188,511	6,156,769
Dave & Buster’s Entertainment, Inc.(a)	112,236	4,252,622
Hilton Grand Vacations, Inc.(a)	140,618	6,433,274
International Game Technology PLC.	807,695	17,300,827
Papa John’s International, Inc.(b)	154,546	13,601,593
PlayAGS, Inc.(a)	112,983	655,301
Rush Street Interactive, Inc.(a)	73,613	438,734
Shake Shack, Inc., Class A(a)	213,485	10,386,045
Texas Roadhouse, Inc.	215,692	16,817,505
Wingstop, Inc.	127,651	10,168,679

		104,142,686

Household Durables — 1.2%
Ethan Allen Interiors, Inc.	181,887	4,230,692
GoPro, Inc., Class A(a)(b)	804,088	5,556,248
Hooker Furnishings Corp.	37,568	649,551
iRobot Corp.(a)	102,415	4,873,930
MDC Holdings, Inc.	550,323	21,011,332
Meritage Homes Corp.(a)	41,527	3,542,668
Sonos, Inc.(a)	214,604	4,749,186
Taylor Morrison Home Corp.(a)	22,906	663,587
Tri Pointe Homes, Inc.(a)	11,261	237,269

		45,514,463

Household Products — 0.3%
Central Garden & Pet Co., Class A(a)	268,507	11,365,901
Energizer Holdings, Inc.	40,863	1,225,482

		12,591,383

Independent Power and Renewable Electricity Producers — 0.8%
Brookfield Renewable Corp., Class A	201,149	7,277,571
Clearway Energy, Inc., Class A	235,412	7,665,015
Clearway Energy, Inc., Class C	263,684	9,242,124
Sunnova Energy International, Inc.(a)(b)	353,440	7,068,800

		31,253,510

Insurance — 1.0%
CNO Financial Group, Inc.	39,484	812,186
Donegal Group, Inc., Class A	87,834	1,421,154
eHealth, Inc.(a)	71,744	753,312
Enstar Group Ltd.(a)	11,850	2,748,371
Genworth Financial, Inc., Class A(a)	565,989	2,292,255
Heritage Insurance Holdings, Inc.	198,406	726,166
RLI Corp.	115,564	13,997,112
Selective Insurance Group, Inc.	104,938	8,321,583
Selectquote, Inc.(a)	211,336	617,101
Trupanion, Inc.(a)(b)	88,232	5,900,956

		37,590,196

Interactive Media & Services — 0.4%
Cargurus, Inc.(a)	74,098	1,876,161
Eventbrite, Inc., Class A(a)(b)	90,017	1,055,900
EverQuote, Inc., Class A(a)	101,773	910,868
fuboTV, Inc.(a)(b)	485,736	1,598,072
TrueCar, Inc.(a)	158,931	529,240
Yelp, Inc.(a)	70,027	2,059,494
Ziff Davis, Inc.(a)(b)	101,939	7,782,023

		15,811,758

Internet & Direct Marketing Retail — 0.5%
1-800-Flowers.com, Inc., Class A(a)	424,573	4,143,832
Lands’ End, Inc.(a)	66,517	771,597
Overstock.com, Inc.(a)(b)	203,041	6,292,241
RealReal, Inc.(a)	328,769	1,078,362

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Shutterstock, Inc.	79,319	$4,775,004
Stitch Fix, Inc., Class A(a)	301,812	2,556,348

		19,617,384

IT Services — 1.5%
BigCommerce Holdings, Inc., Series 1(a)	53,925	999,230
Conduent, Inc.(a)	1,428,217	7,569,550
CSG Systems International, Inc.	309,062	19,220,566
DigitalOcean Holdings, Inc.(a)(b)	39,256	1,917,656
ExlService Holdings, Inc.(a)	2,254	320,496
Hackett Group, Inc.	262,546	5,379,568
International Money Express, Inc.(a)	76,131	1,569,821
Limelight Networks, Inc.(a)	322,175	1,166,274
LiveRamp Holdings, Inc.(a)	315,324	8,072,294
Perficient, Inc.(a)	62,092	6,079,428
TTEC Holdings, Inc.	53,430	3,603,319
Verra Mobility Corp.(a)	110,359	1,760,226

		57,658,428

Leisure Products — 0.1%
Malibu Boats, Inc., Class A(a)	66,445	3,893,677

Life Sciences Tools & Services — 0.8%
Berkeley Lights, Inc.(a)(b)	292,012	1,395,817
Bionano Genomics, Inc.(a)(b)	348,786	603,400
Codexis, Inc.(a)	295,998	3,161,259
Medpace Holdings, Inc.(a)	74,970	10,738,703
NanoString Technologies, Inc.(a)	188,423	2,946,936
NeoGenomics, Inc.(a)	324,358	2,731,094
Pacific Biosciences of California, Inc.(a)(b)	356,712	2,008,288
Personalis, Inc.(a)	455,594	1,804,152
Quanterix Corp.(a)	27,603	465,387
Repligen Corp.(a)	16,434	2,702,900
Seer, Inc.(a)	77,023	683,964
Singular Genomics Systems, Inc.(a)(b)	108,923	354,000

		29,595,900

Machinery — 3.1%
Albany International Corp., Class A	11,572	976,677
Altra Industrial Motion Corp.	295,390	11,582,242
Astec Industries, Inc.	86,127	4,028,160
Chart Industries, Inc.(a)	32,031	5,633,612
Columbus McKinnon Corp.	15,414	520,223
Desktop Metal, Inc., Class A(a)	616,427	1,263,675
EnPro Industries, Inc	10,548	1,010,076
Evoqua Water Technologies Corp.(a)(b)	157,938	5,621,013
Franklin Electric Co., Inc.	322,139	23,748,087
Hyliion Holdings Corp.(a)(b)	374,930	1,360,996
Hyster-Yale Materials Handling, Inc.	21,824	806,397
Kennametal, Inc.	387,073	10,737,405
Manitowoc Co., Inc.(a)	392,125	5,105,467
Meritor, Inc.(a)	105,027	3,798,827
Mueller Industries, Inc.	76,441	4,116,348
Proto Labs, Inc.(a)	145,857	7,028,849
SPX Corp.(a)	15,552	782,732
Standex International Corp	10,187	948,410
Terex Corp.	263,183	9,314,046
Trinity Industries, Inc.	35,293	877,384
Wabash National Corp.	107,662	1,652,612
Watts Water Technologies, Inc., Class A	101,555	13,286,441
Welbilt, Inc.(a)	200,796	4,752,841

		118,952,520

Marine — 0.3%
Costamare, Inc.	49,822	708,469

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Marine (continued)
Genco Shipping & Trading Ltd.	37,977	$958,919
Matson, Inc.	90,723	8,154,183

		9,821,571

Media — 0.8%
AMC Networks, Inc., Class A(a)	161,129	6,325,925
Cardlytics, Inc.(a)	128,616	3,332,441
comScore, Inc.(a)	275,980	532,641
Entravision Communications Corp., Class A	328,128	1,716,109
EW Scripps Co., Class A(a)	222,651	3,533,471
iHeartMedia, Inc., Class A(a)	106,517	1,256,901
Magnite, Inc.(a)	64,419	707,965
Scholastic Corp.	19,988	750,150
Sinclair Broadcast Group, Inc., Class A	244,945	5,935,017
TEGNA, Inc.	343,047	7,512,729

		31,603,349

Metals & Mining — 1.9%
Arconic Corp.(a)	80,773	2,272,145
Coeur Mining, Inc.(a)	780,723	3,037,012
Commercial Metals Co.	258,506	10,270,443
Constellium SE(a)	715,909	12,091,703
Materion Corp.	61,019	5,002,338
MP Materials Corp.(a)(b)	263,089	10,373,599
Novagold Resources, Inc.(a)(b)	545,034	3,046,740
Olympic Steel, Inc.	37,243	1,272,593
Ryerson Holding Corp.	119,455	3,600,374
Schnitzer Steel Industries, Inc., Class A	223,274	9,069,390
TimkenSteel Corp.(a)	101,460	2,343,726
Warrior Met Coal, Inc.	26,553	892,712
Worthington Industries, Inc.	173,705	8,101,601

		71,374,376

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Arbor Realty Trust, Inc.	813,449	13,356,833
Granite Point Mortgage Trust, Inc.	81,023	891,253
Great Ajax Corp.	57,508	606,709
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	19,236	732,314
Redwood Trust, Inc.	63,760	650,352

		16,237,461

Multiline Retail — 0.5%
Big Lots, Inc.	31,078	761,100
Dillard’s, Inc., Class A(b)	18,107	5,458,899
Franchise Group, Inc.	74,773	2,966,245
Macy’s, Inc.	417,985	9,885,345

		19,071,589

Multi-Utilities — 1.2%
Black Hills Corp.	269,648	20,671,216
NorthWestern Corp.	387,120	23,718,842

		44,390,058

Oil, Gas & Consumable Fuels — 6.5%
Antero Resources Corp.(a)	395,677	16,966,630
Brigham Minerals, Inc., Class A	81,306	2,464,385
California Resources Corp.	6,881	300,493
Callon Petroleum Co.(a)(b)	76,409	4,466,870
Centennial Resource Development, Inc.,
Class A(a)	367,356	2,916,807
Chesapeake Energy Corp.	194,129	18,904,282
Civitas Resources, Inc.	19,413	1,482,183
Clean Energy Fuels Corp.(a)(b)	655,725	3,626,159
CNX Resources Corp.(a)	33,721	732,420
CVR Energy, Inc.	121,919	4,197,671

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Delek U.S. Holdings, Inc.(a)	335,185	$9,773,995
Denbury, Inc.(a)	20,482	1,498,053
Equitrans Midstream Corp.	119,834	943,094
Evolution Petroleum Corp.	285,222	2,090,677
Excelerate Energy, Inc., Class A(a)(b)	20,448	544,939
Frontline Ltd.(a)	78,291	757,857
Golar LNG Ltd.(a)	77,299	1,957,984
Green Plains, Inc.(a)	41,990	1,368,034
Laredo Petroleum, Inc.(a)	16,093	1,354,548
Matador Resources Co.	262,717	15,999,465
Murphy Oil Corp.	348,557	14,785,788
Nordic American Tankers Ltd	486,844	998,030
Oasis Petroleum, Inc.	70,960	11,263,481
Ovintiv, Inc.	778,328	43,578,585
Par Pacific Holdings, Inc.(a)	328,856	5,393,238
PBF Energy, Inc., Class A(a)	236,739	7,859,735
PDC Energy, Inc.	22,444	1,776,218
Range Resources Corp.(a)	313,740	10,651,473
Ranger Oil Corp., Class A(a)	49,642	2,125,174
SandRidge Energy, Inc.(a)	57,656	1,358,952
Scorpio Tankers, Inc.	286,708	9,475,699
SM Energy Co.	378,603	18,275,167
Southwestern Energy Co.(a)	1,017,221	9,277,055
Talos Energy, Inc.(a)	327,869	7,081,970
Vertex Energy, Inc.(a)(b)	84,023	1,175,482
W&T Offshore, Inc.(a)	1,217,693	8,195,074
World Fuel Services Corp.	142,963	3,544,053

		249,161,720

Personal Products — 0.4%
Medifast, Inc.	81,267	13,551,272
USANA Health Sciences, Inc.(a)	3,930	276,397

		13,827,669

Pharmaceuticals — 1.8%
Aclaris Therapeutics, Inc.(a)	135,091	1,727,814
Amphastar Pharmaceuticals, Inc.(a)	361,414	13,422,916
Arvinas, Inc.(a)(b)	48,312	2,014,127
Atea Pharmaceuticals, Inc.(a)	610,949	4,814,278
Cassava Sciences, Inc.(a)(b)	50,278	1,538,507
Collegium Pharmaceutical, Inc.(a)	50,186	783,905
Corcept Therapeutics, Inc.(a)	291,227	6,069,171
Endo International PLC.(a)	724,513	382,325
Esperion Therapeutics, Inc.(a)	144,478	823,525
Harmony Biosciences Holdings, Inc.(a)	46,526	2,028,534
Intra-Cellular Therapies, Inc.(a)	46,250	2,654,750
NGM Biopharmaceuticals, Inc.(a)	185,902	2,572,884
Pacira BioSciences, Inc.(a)	38,970	2,464,852
Prestige Consumer Healthcare, Inc.(a)	330,550	18,451,301
Reata Pharmaceuticals, Inc., Class A(a)	29,536	835,278
Relmada Therapeutics, Inc.(a)	26,334	494,816
Revance Therapeutics, Inc.(a)	124,215	1,699,261
Supernus Pharmaceuticals, Inc.(a)(b)	195,026	5,435,375
Theravance Biopharma, Inc.(a)	83,787	735,650

		68,949,269

Professional Services — 2.1%
ASGN, Inc.(a)	90,788	8,645,741
Forrester Research, Inc.(a)	49,403	2,585,259
Franklin Covey Co.(a)	106,505	4,080,207
Heidrick & Struggles International, Inc.	32,725	1,130,976
Insperity, Inc.	221,709	22,186,420
KBR, Inc.	358,220	17,825,027
Kelly Services, Inc., Class A	139,663	2,787,673

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Kforce, Inc.	142,002	$9,326,691
Korn Ferry	21,768	1,337,861
ManTech International Corp., Class A	42,446	4,059,960
TriNet Group, Inc.(a)	55,979	4,396,591
Upwork, Inc.(a)	68,326	1,246,950

		79,609,356

Real Estate Management & Development — 1.3%
Cushman & Wakefield PLC(a)	118,648	2,215,158
FRP Holdings, Inc.(a)(b)	33,420	2,005,869
Kennedy-Wilson Holdings, Inc.	470,973	9,918,691
Marcus & Millichap, Inc.	483,880	20,264,895
RE/MAX Holdings, Inc., Class A	172,104	4,182,127
Realogy Holdings Corp.(a)(b)	650,879	8,057,882
RMR Group, Inc., Class A	71,519	2,147,000

		48,791,622

Road & Rail — 1.0%
ArcBest Corp.	37,667	2,848,755
Avis Budget Group, Inc.(a)	43,937	8,360,333
Covenant Logistics Group, Inc.	146,127	3,312,699
Marten Transport Ltd.	138,516	2,432,341
Saia, Inc.(a)	14,304	2,826,327
Universal Logistics Holdings, Inc.	62,236	1,735,762
Werner Enterprises, Inc.	378,879	15,371,121

		36,887,338

Semiconductors & Semiconductor Equipment — 3.5%
Ambarella, Inc.(a)	66,140	5,636,451
Amkor Technology, Inc.	158,240	3,234,426
Cirrus Logic, Inc.(a)	12,417	1,012,482
CMC Materials, Inc.	39,817	7,045,220
Ichor Holdings Ltd.(a)(b)	261,662	7,912,659
Lattice Semiconductor Corp.(a)	504,628	26,250,749
MaxLinear, Inc.(a)	167,686	6,638,689
Onto Innovation, Inc.(a)	21,506	1,728,652
Power Integrations, Inc.	259,814	21,923,105
Semtech Corp.(a)	93,604	5,999,080
Silicon Laboratories, Inc.(a)	235,025	35,056,329
SunPower Corp.(a)	79,985	1,413,335
Synaptics, Inc.(a)	43,776	6,484,101
Ultra Clean Holdings, Inc.(a)	96,714	3,245,722

		133,581,000

Software — 5.0%
8x8, Inc.(a)	69,856	506,456
ACI Worldwide, Inc.(a)	493,647	13,150,756
Alarm.com Holdings, Inc.(a)(b)	62,794	3,970,465
Altair Engineering, Inc., Class A(a)	74,468	4,092,761
Appian Corp.(a)(b)	99,758	4,765,440
Asana, Inc., Class A(a)(b)	93,795	2,039,103
Avaya Holdings Corp.(a)	151,925	560,603
AvidXchange Holdings, Inc.(a)	32,772	287,738
Blackline, Inc.(a)	39,316	2,878,718
Box, Inc., Class A(a)(b)	324,229	8,465,619
BTRS Holdings, Inc., Class A(a)	248,742	1,236,248
Digital Turbine, Inc.(a)	234,702	5,968,472
Domo, Inc., Class B(a)	13,375	426,395
Envestnet, Inc.(a)(b)	32,083	2,137,369
JFrog Ltd.(a)	83,750	1,561,938
LivePerson, Inc.(a)	291,006	4,883,081
MicroStrategy, Inc., Class A(a)(b)	6,426	1,700,898
Model N, Inc.(a)	46,639	1,173,437
Momentive Global, Inc.(a)	181,738	2,213,569
PagerDuty, Inc.(a)	594,676	14,658,763

Security	Shares	Value

Software (continued)
Paylocity Holding Corp.(a)	8,099	$1,416,191
Progress Software Corp.	229,097	11,067,676
PROS Holdings, Inc.(a)(b)	179,773	4,906,005
Q2 Holdings, Inc.(a)	180,078	9,495,513
Qualys, Inc.(a)	11,350	1,483,218
Rapid7, Inc.(a)(b)	152,907	10,836,519
RingCentral, Inc., Class A(a)	11,569	730,467
Sailpoint Technologies Holdings, Inc.(a)	140,604	8,919,918
Sprout Social, Inc., Class A(a)	176,578	8,993,118
SPS Commerce, Inc.(a)	51,810	5,545,742
Sumo Logic, Inc.(a)	79,970	648,557
Tenable Holdings, Inc.(a)	217,374	10,933,912
Varonis Systems, Inc.(a)	440,667	14,572,858
Verint Systems, Inc.(a)	151,679	7,741,696
Vonage Holdings Corp.(a)	274,006	5,307,496
Workiva, Inc.(a)	131,762	9,619,944
Yext, Inc.(a)	832,881	4,231,035

		193,127,694

Specialty Retail — 2.6%
Aaron’s Co., Inc.	136,323	2,666,478
Academy Sports & Outdoors, Inc.	178,597	5,984,786
American Eagle Outfitters, Inc.	557,252	6,748,322
America’s Car-Mart, Inc.(a)	6,645	720,318
Bed Bath & Beyond, Inc.(a)	39,537	341,995
Boot Barn Holdings, Inc.(a)	60,609	4,891,146
Buckle, Inc.	75,561	2,482,934
Chico’s FAS, Inc.(a)	170,779	845,356
Citi Trends, Inc.(a)	40,489	1,209,811
Conn’s, Inc.(a)(b)	311,510	4,111,932
Designer Brands, Inc., Class A	233,020	3,618,801
Group 1 Automotive, Inc.	41,683	7,485,850
Haverty Furniture Cos., Inc.	155,885	4,405,310
MarineMax, Inc.(a)	222,043	9,194,801
Murphy USA, Inc.	26,301	6,552,105
National Vision Holdings, Inc.(a)	148,439	4,177,073
Sally Beauty Holdings, Inc.(a)(b)	62,160	942,346
Shoe Carnival, Inc.	64,751	1,765,112
Signet Jewelers Ltd.	86,158	5,135,017
Sonic Automotive, Inc., Class A	249,576	11,383,161
Tilly’s, Inc., Class A	123,986	1,026,604
Urban Outfitters, Inc.(a)(b)	517,770	10,899,059
Zumiez, Inc.(a)	55,622	1,824,958

		98,413,275

Technology Hardware, Storage & Peripherals — 0.2%
3D Systems Corp.(a)(b)	54,444	588,540
Super Micro Computer, Inc.(a)	127,968	6,406,078

		6,994,618

Textiles, Apparel & Luxury Goods — 0.6%
Crocs, Inc.(a)	156,762	8,741,049
Fossil Group, Inc.(a)	112,544	826,073
G-III Apparel Group Ltd.(a)(b)	188,614	4,726,667
Kontoor Brands, Inc.	120,056	4,810,644
Oxford Industries, Inc.	22,768	2,075,531
Steven Madden Ltd.	60,526	2,250,357
Unifi, Inc.(a)	30,481	481,905
Vera Bradley, Inc.(a)	102,339	696,928

		24,609,154

Thrifts & Mortgage Finance — 2.5%
Essent Group Ltd.	872,889	37,350,920
Federal Agricultural Mortgage Corp., Class C	250,616	26,317,186
Flagstar Bancorp, Inc.	75,649	2,914,756

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Merchants Bancorp	173,890	$4,432,456
NMI Holdings, Inc., Class A(a)	398,318	7,412,698
Provident Bancorp, Inc.	47,828	718,377
Radian Group, Inc.	457,555	9,842,008
Southern Missouri Bancorp, Inc.	19,934	930,519
Walker & Dunlop, Inc.	73,480	7,811,659

		97,730,579

Tobacco — 0.1%
Turning Point Brands, Inc.	87,596	2,561,307

Trading Companies & Distributors — 2.8%
Applied Industrial Technologies, Inc.	371,549	38,421,882
Boise Cascade Co.	104,691	8,094,708
GATX Corp.	17,426	1,881,137
GMS, Inc.(a)	56,662	2,822,334
H&E Equipment Services, Inc.	61,056	2,176,646
MRC Global, Inc.(a)	111,589	1,248,681
NOW, Inc.(a)	76,014	839,195
Rush Enterprises, Inc., Class A	310,452	15,826,843
SiteOne Landscape Supply, Inc.(a)(b)	155,923	20,935,781
WESCO International, Inc.(a)	125,115	15,711,942

		107,959,149

Water Utilities — 0.0%
SJW Group	25,249	1,561,651

Wireless Telecommunication Services — 0.0%
United States Cellular Corp.(a)	27,388	841,085

Total Common Stocks — 97.9% (Cost: $4,009,526,151)		3,756,170,579

Rights

Biotechnology — 0.0%
Flexion Therapeutics, Inc., CVR(a)(c)	73,745	45,722

Security	Shares	Value

Household Durables — 0.0%
ZAGG, Inc., CVR(a)(b)(c)	122,846	$11,056

Pharmaceuticals — 0.0%
Zogenix, Inc., CVR(a)	87,079	59,214

Total Rights — 0.0% (Cost: $—)		115,992

Total Long-Term Investments — 97.9% (Cost: $4,009,526,151)		3,756,286,571

Short-Term Securities(d)(e)

Money Market Funds — 6.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%	80,626,304	80,626,304
SL Liquidity Series, LLC, Money Market Series, 0.96%(f)	161,965,725	161,949,528

Total Short-Term Securities — 6.3% (Cost: $242,533,743)		242,575,832

Total Investments — 104.2% (Cost: $4,252,059,894)		3,998,862,403

Liabilities in Excess of Other Assets — (4.2)%		(159,658,807)

Net Assets — 100.0%		$3,839,203,596

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$51,282,606	$29,343,698	(a)	$—		$—	$—	$80,626,304	80,626,304	$37,549		$—
SL Liquidity Series, LLC, Money Market Series	170,631,604	—		(8,648,295	)(a)	(49,941)	16,160	161,949,528	161,965,725	1,051,429	(b)	—

						$(49,941)	$16,160	$242,575,832		$1,088,978		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Small Cap Core Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	855	06/17/22	$79,596	$2,859,012

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,859,012	$—	$—	$—	$2,859,012

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(10,227,999)	$—	$—	$—	$(10,227,999)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,711,102	$—	$—	$—	$1,711,102

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$57,538,539

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Small Cap Core Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$3,756,170,579	$—	$—	$3,756,170,579
Rights	—	59,214	56,778	115,992
Short-Term Securities
Money Market Funds	80,626,304	—	—	80,626,304

	$3,836,796,883	$59,214	$56,778	3,836,912,875

Investments valued at NAV(a)				161,949,528

				$3,998,862,403

Derivative Financial Instruments(b)
Assets
Equity Contracts	$2,859,012	$—	$—	$2,859,012

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	37

Statements of Assets and Liabilities

May 31, 2022

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$1,029,980,899	$888,997,365	$3,756,286,571
Investments at value — affiliated(c)	26,780,558	9,538,353	242,575,832
Cash	—	—	758,699
Cash pledged for futures contracts	1,397,000	595,000	4,622,000
Foreign currency, at value(d)	814,636	77,910	—
Receivables:
Investments sold	9,903,723	12,645,152	26,857,531
Securities lending income — affiliated	943	54	102,034
Capital shares sold	364,066	655,402	11,415,101
Dividends — affiliated	11,708	4,267	23,273
Dividends — unaffiliated	7,616,244	646,126	3,639,967
From the Manager	106,568	80,249	312,471
Foreign withholding tax claims	86,745	—	—
Prepaid expenses	54,763	44,506	90,528

Total assets	1,077,117,853	913,284,384	4,046,684,007

LIABILITIES
Collateral on securities loaned	6,251,677	1,501,087	161,977,459
Payables:
Investments purchased	9,558,150	12,228,511	35,655,301
Administration fees	72,773	79,783	245,959
Capital shares redeemed	768,703	443,565	4,942,656
Investment advisory fees	590,568	734,866	2,510,112
Trustees’ and Officer’s fees	1,679	1,716	608
Other accrued expenses	828,799	609,728	1,037,432
Other affiliate fees	42,226	2,629	23,216
Service and distribution fees	53,074	103,784	85,220
Variation margin on futures contracts	140,870	23,800	1,002,448

Total liabilities	18,308,519	15,729,469	207,480,411

NET ASSETS	$1,058,809,334	$897,554,915	$3,839,203,596

NET ASSETS CONSIST OF
Paid-in capital	$1,056,803,799	$669,702,857	$4,153,281,271
Accumulated earnings (loss)	2,005,535	227,852,058	(314,077,675)

NET ASSETS	$1,058,809,334	$897,554,915	$3,839,203,596

(a) Investments, at cost — unaffiliated	$1,001,011,936	$642,786,109	$4,009,526,151
(b) Securities loaned, at value	$1,090,332	$1,442,148	$153,606,847
(c) Investments, at cost — affiliated	$26,779,678	$9,538,308	$242,533,743
(d) Foreign currency, at cost	$811,342	$84,253	$—

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities   (continued)

May 31, 2022

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

NET ASSET VALUE
Institutional
Net assets	$710,116,239	$432,076,216	$2,501,959,291

Shares outstanding	43,086,723	23,017,880	163,035,059

Net asset value	$16.48	$18.77	$15.35

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor A
Net assets	$240,255,045	$452,790,775	$358,593,712

Shares outstanding	14,759,186	25,626,747	23,533,795

Net asset value	$16.28	$17.67	$15.24

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor C
Net assets	$2,355,969	$10,161,668	$10,968,968

Shares outstanding	149,042	713,619	741,138

Net asset value	$15.81	$14.24	$14.80

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K
Net assets	$103,329,152	$2,176,883	$967,681,625

Shares outstanding	6,268,303	115,971	62,998,389

Net asset value	$16.48	$18.77	$15.36

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class R
Net assets	$2,752,929	$349,373	N/A

Shares outstanding	168,981	18,745	N/A

Net asset value	$16.29	$18.64	N/A

Shares authorized	Unlimited	Unlimited	N/A

Par value	$0.001	$0.001	N/A

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Operations Year Ended May 31, 2022

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

INVESTMENT INCOME
Dividends — unaffiliated	$37,430,104	$7,820,604	$50,710,238
Dividends — affiliated	19,734	7,774	37,549
Securities lending income — affiliated — net	25,182	36,657	1,051,429
Foreign taxes withheld	(4,410,730)	(2,231)	(103,084)
Foreign withholding tax claims	211,008	—	—

Total investment income	33,275,298	7,862,804	51,696,132

EXPENSES
Investment advisory	5,088,550	6,109,839	18,398,902
Transfer agent — class specific	1,451,426	1,310,264	3,296,551
Service and distribution — class specific	838,358	1,786,616	1,279,634
Custodian	512,014	40,625	120,604
Administration	465,049	440,905	1,597,831
Administration — class specific	228,034	215,358	867,867
Accounting services	96,732	93,453	264,508
Registration	90,884	96,937	434,461
Trustees and Officer	10,658	10,586	20,540
Miscellaneous	383,356	240,235	275,103

Total expenses	9,165,061	10,344,818	26,556,001
Less:
Fees waived and/or reimbursed by the Manager	(1,504,786)	(894,309)	(1,574,656)
Administration fees waived — class specific	(227,606)	(183,818)	(866,290)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(933,040)	(834,767)	(1,634,416)

Total expenses after fees waived and/or reimbursed	6,499,629	8,431,924	22,480,639

Net investment income (loss)	26,775,669	(569,120)	29,215,493

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	14,416,089	61,376,616	260,991,399
Investments — affiliated	(1,022)	(2,237)	(49,941)
Futures contracts	(312,472)	(51,496)	(10,227,999)
Foreign currency transactions	(286,856)	—	—

	13,815,739	61,322,883	250,713,459

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(156,498,007)	(131,676,351)	(1,070,986,398)
Investments — affiliated	880	45	16,160
Futures contracts	(1,312,996)	(402,105)	1,711,102
Foreign currency translations	(304,075)	(10,819)	—

	(158,114,198)	(132,089,230)	(1,069,259,136)

Net realized and unrealized loss	(144,298,459)	(70,766,347)	(818,545,677)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(117,522,790)	$(71,335,467)	$(789,330,184)

See notes to financial statements.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage International Fund
	Year Ended May 31,
	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,775,669	$21,740,185
Net realized gain	13,815,739	165,326,537
Net change in unrealized appreciation (depreciation)	(158,114,198)	149,977,719

Net increase (decrease) in net assets resulting from operations	(117,522,790)	337,044,441

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(56,532,048)	(9,738,597)
Investor A	(29,302,058)	(6,489,037)
Investor C	(240,559)	(48,692)
Class K	(8,265,311)	(915,693)
Class R	(255,950)	(42,375)

Decrease in net assets resulting from distributions to shareholders	(94,595,926)	(17,234,394)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	87,661,542	(33,474,739)

NET ASSETS
Total increase (decrease) in net assets	(124,457,174)	286,335,308
Beginning of year	1,183,266,508	896,931,200

End of year	$1,058,809,334	$1,183,266,508

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets (continued)

	BlackRock Advantage Large Cap Growth Fund
	Year Ended May 31,
	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(569,120)	$(215,133)
Net realized gain	61,322,883	143,464,085
Net change in unrealized appreciation (depreciation)	(132,089,230)	149,457,910

Net increase (decrease) in net assets resulting from operations	(71,335,467)	292,706,862

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(44,257,293)	(7,398,742)
Service	—	(14,155)
Investor A	(108,743,677)	(58,840,915)
Investor C	(2,223,605)	(1,130,458)
Class K	(260,167)	(69,077)
Class R	(58,102)	(33,436)

Decrease in net assets resulting from distributions to shareholders	(155,542,844)	(67,486,783)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	75,061,115	5,020,695

NET ASSETS
Total increase (decrease) in net assets	(151,817,196)	230,240,774
Beginning of year	1,049,372,111	819,131,337

End of year	$897,554,915	$1,049,372,111

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Advantage Small Cap Core Fund
	Year Ended May 31,
	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$29,215,493	$16,074,768
Net realized gain	250,713,459	274,284,954
Net change in unrealized appreciation (depreciation)	(1,069,259,136)	824,525,968

Net increase (decrease) in net assets resulting from operations	(789,330,184)	1,114,885,690

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(329,368,119)	(38,083,252)
Investor A	(54,143,568)	(9,371,577)
Investor C	(1,508,629)	(142,084)
Class K	(113,826,903)	(13,303,758)

Decrease in net assets resulting from distributions to shareholders	(498,847,219)	(60,900,671)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	860,940,149	1,892,937,381

NET ASSETS
Total increase (decrease) in net assets	(427,237,254)	2,946,922,400
Beginning of year	4,266,440,850	1,319,518,450

End of year	$3,839,203,596	$4,266,440,850

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund
	Institutional
	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021			2019	2018		2017

Net asset value, beginning of period	$19.89	$14.52	$16.12		$16.97	$16.77		$14.50

Net investment income(a)	0.46	0.38	0.22		0.44	0.45		0.19
Net realized and unrealized gain (loss)	(2.28)	5.30	(1.37)		(0.90)	(0.12)		2.37

Net increase (decrease) from investment operations	(1.82)	5.68	(1.15)		(0.46)	0.33		2.56

Distributions(b)
From net investment income	(0.62)	(0.31)	(0.45)		(0.39)	(0.13)		(0.29)
From net realized gain	(0.97)	—	—		—	—		—

Total distributions	(1.59)	(0.31)	(0.45)		(0.39)	(0.13)		(0.29)

Net asset value, end of period	$16.48	$19.89	$14.52		$16.12	$16.97		$16.77

Total Return(c)
Based on net asset value	(9.93)%	39.57%	(7.45	)%(d)	(2.52)%	1.94	%(e)	17.99%

Ratios to Average Net Assets(f)
Total expenses	0.73%	0.78%	0.82	%(g)	0.88%	0.86%		1.10%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50	%(g)	0.59%	0.64%		0.86%

Net investment income	2.51%	2.21%	2.17	%(g)	2.78%	2.61%		1.20%

Supplemental Data
Net assets, end of period (000)	$710,116	$616,649	$477,944		$446,831	$403,149		$116,595

Portfolio turnover rate	132%	247%	131%		140%	106%		177%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.82%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor A
	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021			2019	2018		2017

Net asset value, beginning of period	$19.65	$14.35	$15.93		$16.78	$16.60		$14.35

Net investment income(a)	0.35	0.33	0.19		0.40	0.38		0.12
Net realized and unrealized gain (loss)	(2.19)	5.24	(1.35)		(0.90)	(0.10)		2.38

Net increase (decrease) from investment operations	(1.84)	5.57	(1.16)		(0.50)	0.28		2.50

Distributions(b)
From net investment income	(0.56)	(0.27)	(0.42)		(0.35)	(0.10)		(0.25)
From net realized gain	(0.97)	—	—		—	—		—

Total distributions	(1.53)	(0.27)	(0.42)		(0.35)	(0.10)		(0.25)

Net asset value, end of period	$16.28	$19.65	$14.35		$15.93	$16.78		$16.60

Total Return(c)
Based on net asset value	(10.13)%	39.21%	(7.61	)%(d)	(2.77)%	1.68	%(e)	17.71%

Ratios to Average Net Assets(f)
Total expenses	1.02%	1.05%	1.08	%(g)	1.16%	1.15%		1.42%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.75	%(g)	0.84%	0.89%		1.19%

Net investment income	1.93%	1.95%	1.85	%(g)	2.56%	2.20%		0.82%

Supplemental Data
Net assets, end of period (000)	$240,255	$456,083	$366,411		$404,739	$302,725		$169,806

Portfolio turnover rate	132%	247%	131%		140%	106%		177%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.56%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor C
	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021			2019	2018		2017

Net asset value, beginning of period	$19.12	$13.95	$15.43		$16.11	$15.96		$13.81

Net investment income (loss)(a)	0.22	0.16	0.10		0.23	0.23		(0.01)
Net realized and unrealized gain (loss)	(2.15)	5.14	(1.31)		(0.80)	(0.08)		2.29

Net increase (decrease) from investment operations	(1.93)	5.30	(1.21)		(0.57)	0.15		2.28

Distributions(b)
From net investment income	(0.41)	(0.13)	(0.27)		(0.11)	—		(0.13)
From net realized gain	(0.97)	—	—		—	—		—

Total distributions	(1.38)	(0.13)	(0.27)		(0.11)	—		(0.13)

Net asset value, end of period	$15.81	$19.12	$13.95		$15.43	$16.11		$15.96

Total Return(c)
Based on net asset value	(10.83)%	38.21%	(8.05	)%(d)	(3.51)%	0.94	%(e)	16.70%

Ratios to Average Net Assets(f)
Total expenses	1.83%	1.88%	1.84	%(g)	1.88%	1.89%		2.22	%(h)

Total expenses after fees waived and/or reimbursed	1.50%	1.50%	1.50	%(g)	1.59%	1.64%		2.03%

Net investment income (loss)	1.27%	0.98%	1.04	%(g)	1.52%	1.39%		(0.05)%

Supplemental Data
Net assets, end of period (000)	$2,356	$3,664	$6,193		$9,448	$23,111		$24,717

Portfolio turnover rate	132%	247%	131%		140%	106%		177%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 0.81%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class K
	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18 to 09/30/18	(a)
	2022	2021

Net asset value, beginning of period	$19.89	$14.52	$16.12		$16.98	$18.33

Net investment income(b)	0.46	0.46	0.23		0.56	0.39
Net realized and unrealized gain (loss)	(2.28)	5.23	(1.37)		(1.03)	(1.74)

Net increase (decrease) from investment operations	(1.82)	5.69	(1.14)		(0.47)	(1.35)

Distributions(c)
From net investment income	(0.62)	(0.32)	(0.46)		(0.39)	—
From net realized gain	(0.97)	—	—		—	—

Total distributions	(1.59)	(0.32)	(0.46)		(0.39)	—

Net asset value, end of period	$16.48	$19.89	$14.52		$16.12	$16.98

Total Return(d)
Based on net asset value	(9.89)%	39.64%	(7.40	)%(e)	(2.53)%	(7.37	)%(e)(f)

Ratios to Average Net Assets(g)
Total expenses	0.61%	0.63%	0.65	%(h)	0.75%	0.80	%(h)

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45	%(h)	0.54%	0.59	%(h)

Net investment income	2.55%	2.65%	2.20	%(h)	3.59%	3.33	%(h)

Supplemental Data
Net assets, end of period (000)	$103,329	$103,454	$43,073		$43,721	$8,175

Portfolio turnover rate	132%	247%	131%		140%	106	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.42)%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Class R
	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021			2019	2018		2017

Net asset value, beginning of period	$19.68	$14.36	$15.91		$16.74	$16.53		$14.29

Net investment income(a)	0.33	0.28	0.15		0.34	0.32		0.07
Net realized and unrealized gain (loss)	(2.23)	5.26	(1.34)		(0.88)	(0.08)		2.36

Net increase (decrease) from investment operations	(1.90)	5.54	(1.19)		(0.54)	0.24		2.43

Distributions(b)
From net investment income	(0.52)	(0.22)	(0.36)		(0.29)	(0.03)		(0.19)
From net realized gain	(0.97)	—	—		—	—		—

Total distributions	(1.49)	(0.22)	(0.36)		(0.29)	(0.03)		(0.19)

Net asset value, end of period	$16.29	$19.68	$14.36		$15.91	$16.74		$16.53

Total Return(c)
Based on net asset value	(10.42)%	38.91%	(7.75	)%(d)	(3.04)%	1.44	%(e)	17.26%

Ratios to Average Net Assets(f)
Total expenses	1.35%	1.36%	1.37	%(g)	1.44%	1.45%		1.75	%(h)

Total expenses after fees waived and/or reimbursed	1.00%	1.00%	1.00	%(g)	1.09%	1.14%		1.55%

Net investment income	1.81%	1.67%	1.47	%(g)	2.20%	1.91%		0.46%

Supplemental Data
Net assets, end of period (000)	$2,753	$3,416	$3,310		$5,244	$7,572		$7,551

Portfolio turnover rate	132%	247%	131%		140%	106%		177%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.26%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund
	Institutional
	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021			2019	2018	2017 (a)

Net asset value, beginning of period	$23.33	$18.23	$16.49		$17.89	$15.20	$12.32

Net investment income(b)	0.03	0.04	0.07		0.13	0.13	0.12
Net realized and unrealized gain (loss)	(1.25)	6.59	2.40		(0.22)	3.52	2.87

Net increase (decrease) from investment operations	(1.22)	6.63	2.47		(0.09)	3.65	2.99

Distributions(c)
From net investment income	—	(0.07)	(0.14)		(0.13)	(0.08)	(0.11)
From net realized gain	(3.34)	(1.46)	(0.59)		(1.18)	(0.88)	—

Total distributions	(3.34)	(1.53)	(0.73)		(1.31)	(0.96)	(0.11)

Net asset value, end of period	$18.77	$23.33	$18.23		$16.49	$17.89	$15.20

Total Return(d)
Based on net asset value	(7.80)%	37.54%	15.34	%(e)	0.41%	25.31%	24.43%

Ratios to Average Net Assets(f)
Total expenses	0.75%	0.83%	0.86	%(g)	0.87%	0.86%	1.10%

Total expenses after fees waived and/or reimbursed	0.61%	0.62%	0.62	%(g)	0.62%	0.62%	0.84%

Net investment income	0.15%	0.21%	0.65	%(g)	0.82%	0.83%	0.91%

Supplemental Data
Net assets, end of period (000)	$432,076	$125,061	$89,737		$79,564	$74,886	$36,574

Portfolio turnover rate	130%	134%	70%		154%	162%	130%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Investor A
	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021			2019	2018	2017 (a)

Net asset value, beginning of period	$22.13	$17.35	$15.71		$17.11	$14.59	$11.83

Net investment income (loss)(b)	(0.03)	(0.01)	0.04		0.09	0.09	0.08
Net realized and unrealized gain (loss)	(1.16)	6.27	2.28		(0.22)	3.37	2.75

Net increase (decrease) from investment operations	(1.19)	6.26	2.32		(0.13)	3.46	2.83

Distributions(c)
From net investment income	—	(0.02)	(0.09)		(0.09)	(0.06)	(0.07)
From net realized gain	(3.27)	(1.46)	(0.59)		(1.18)	(0.88)	—

Total distributions	(3.27)	(1.48)	(0.68)		(1.27)	(0.94)	(0.07)

Net asset value, end of period	$17.67	$22.13	$17.35		$15.71	$17.11	$14.59

Total Return(d)
Based on net asset value	(8.05)%	37.28%	15.16	%(e)	0.15%	24.98%	24.03%

Ratios to Average Net Assets(f)
Total expenses	1.07%	1.08%	1.12	%(g)	1.12%	1.12%	1.35%

Total expenses after fees waived and/or reimbursed	0.87%	0.87%	0.87	%(g)	0.87%	0.87%	1.13%

Net investment income (loss)	(0.16)%	(0.04)%	0.40	%(g)	0.57%	0.58%	0.60%

Supplemental Data
Net assets, end of period (000)	$452,791	$909,344	$713,162		$699,247	$730,996	$351,398

Portfolio turnover rate	130%	134%	70%		154%	162%	130%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Investor C
	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021			2019	2018	2017 (a)

Net asset value, beginning of period	$18.42	$14.67	$13.35		$14.55	$12.53	$10.19

Net investment loss(b)	(0.16)	(0.13)	(0.03)		(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(0.87)	5.27	1.93		(0.17)	2.89	2.36

Net increase (decrease) from investment operations	(1.03)	5.14	1.90		(0.20)	2.86	2.34

Distributions from net realized gain(c)	(3.15)	(1.39)	(0.58)		(1.00)	(0.84)	—

Net asset value, end of period	$14.24	$18.42	$14.67		$13.35	$14.55	$12.53

Total Return(d)
Based on net asset value	(8.74)%	36.25%	14.56	%(e)	(0.59)%	24.09%	22.96%

Ratios to Average Net Assets(f)
Total expenses	1.83%	1.84%	1.83	%(g)	1.85%	1.87%	2.12%

Total expenses after fees waived and/or reimbursed	1.62%	1.62%	1.62	%(g)	1.62%	1.62%	1.91%

Net investment loss	(0.89)%	(0.78)%	(0.35	)%(g)	(0.22)%	(0.19)%	(0.16)%

Supplemental Data
Net assets, end of period (000)	$10,162	$12,989	$14,728		$15,277	$48,702	$46,804

Portfolio turnover rate	130%	134%	70%		154%	162%	130%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class K
	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18 to 09/30/18	(a)
	2022	2021

Net asset value, beginning of period	$23.33	$18.23	$16.49		$17.89	$16.37

Net investment income(b)	0.04	0.05	0.08		0.14	0.11
Net realized and unrealized gain (loss)	(1.25)	6.59	2.40		(0.23)	1.41

Net increase (decrease) from investment operations	(1.21)	6.64	2.48		(0.09)	1.52

Distributions(c)
From net investment income	—	(0.08)	(0.15)		(0.13)	—
From net realized gain	(3.35)	(1.46)	(0.59)		(1.18)	—

Total distributions	(3.35)	(1.54)	(0.74)		(1.31)	—

Net asset value, end of period	$18.77	$23.33	$18.23		$16.49	$17.89

Total Return(d)
Based on net asset value	(7.76)%	37.60%	15.40	%(e)	0.47%	9.29	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.69%	0.69%	0.70	%(g)	0.71%	0.72	%(g)

Total expenses after fees waived and/or reimbursed	0.57%	0.57%	0.57	%(g)	0.57%	0.57	%(g)

Net investment income	0.18%	0.25%	0.72	%(g)	0.85%	0.93	%(g)

Supplemental Data
Net assets, end of period (000)	$2,177	$1,152	$715		$973	$609

Portfolio turnover rate	130%	134%	70%		154%	162	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class R
	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021			2019	2018	2017 (a)

Net asset value, beginning of period	$23.17	$18.10	$16.32		$17.69	$15.01	$12.17

Net investment income (loss)(b)	(0.09)	(0.06)	0.02		0.05	0.05	0.04
Net realized and unrealized gain (loss)	(1.25)	6.55	2.38		(0.23)	3.49	2.84

Net increase (decrease) from investment operations	(1.34)	6.49	2.40		(0.18)	3.54	2.88

Distributions(c)
From net investment income	—	—	(0.03)		(0.01)	—	(0.04)
From net realized gain	(3.19)	(1.42)	(0.59)		(1.18)	(0.86)	—

Total distributions	(3.19)	(1.42)	(0.62)		(1.19)	(0.86)	(0.04)

Net asset value, end of period	$18.64	$23.17	$18.10		$16.32	$17.69	$15.01

Total Return(d)
Based on net asset value	(8.28)%	36.93%	14.99	%(e)	(0.15)%	24.68%	23.68%

Ratios to Average Net Assets(f)
Total expenses	1.50%	1.36%	1.46	%(g)	1.42%	1.40%	1.66%

Total expenses after fees waived and/or reimbursed	1.12%	1.12%	1.12	%(g)	1.12%	1.12%	1.45%

Net investment income (loss)	(0.39)%	(0.30)%	0.16	%(g)	0.33%	0.30%	0.28%

Supplemental Data
Net assets, end of period (000)	$349	$577	$536		$867	$1,864	$2,332

Portfolio turnover rate	130%	134%	70%		154%	162%	130%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund
	Institutional
	Year Ended May 31,

	2022	2021	2020		2019	2018

Net asset value, beginning of year	$20.72	$13.09	$13.13		$14.80	$12.70

Net investment income(a)	0.13	0.12	0.14		0.13	0.11
Net realized and unrealized gain (loss)	(3.28)	7.97	(0.05)		(1.13)	2.37

Net increase (decrease) from investment operations	(3.15)	8.09	0.09		(1.00)	2.48

Distributions(b)
From net investment income	(0.14)	(0.10)	(0.13)		(0.11)	(0.09)
From net realized gain	(2.08)	(0.36)	(0.00	)(c)	(0.56)	(0.29)

Total distributions	(2.22)	(0.46)	(0.13)		(0.67)	(0.38)

Net asset value, end of year	$15.35	$20.72	$13.09		$13.13	$14.80

Total Return(d)
Based on net asset value	(16.89)%	62.61%	0.61%		(6.89)%	19.82%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.60%	0.64%		0.70%	0.66%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%		0.49%	0.50%

Net investment income	0.69%	0.65%	0.99%		0.95%	0.83%

Supplemental Data
Net assets, end of year (000)	$2,501,959	$2,802,145	$847,753		$551,833	$356,274

Portfolio turnover rate	81%	63%	101%		100%	104%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Investor A
	Year Ended May 31,

	2022	2021	2020		2019	2018

Net asset value, beginning of year	$20.58	$13.02	$13.05		$14.73	$12.66

Net investment income(a)	0.08	0.08	0.10		0.09	0.09
Net realized and unrealized gain (loss)	(3.25)	7.91	(0.03)		(1.13)	2.34

Net increase (decrease) from investment operations	(3.17)	7.99	0.07		(1.04)	2.43

Distributions(b)
From net investment income	(0.09)	(0.07)	(0.10)		(0.08)	(0.07)
From net realized gain	(2.08)	(0.36)	(0.00	)(c)	(0.56)	(0.29)

Total distributions	(2.17)	(0.43)	(0.10)		(0.64)	(0.36)

Net asset value, end of year	$15.24	$20.58	$13.02		$13.05	$14.73

Total Return(d)
Based on net asset value	(17.08)%	62.05%	0.45%		(7.16)%	19.51%

Ratios to Average Net Assets(e)
Total expenses	0.92%	0.95%	1.01%		1.03%	1.08%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.75%		0.75%	0.75%

Net investment income	0.44%	0.45%	0.75%		0.69%	0.64%

Supplemental Data
Net assets, end of year (000)	$358,594	$530,664	$277,926		$248,574	$79,515

Portfolio turnover rate	81%	63%	101%		100%	104%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Investor C
	Year Ended May 31,

	2022	2021	2020		2019	2018

Net asset value, beginning of year	$20.08	$12.74	$12.80		$14.48	$12.44

Net investment income (loss)(a)	(0.05)	(0.05)	0.00	(b)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(3.18)	7.74	(0.04)		(1.10)	2.31

Net increase (decrease) from investment operations	(3.23)	7.69	(0.04)		(1.11)	2.29

Distributions(c)
From net investment income	—	—	(0.02)		(0.01)	—
From net realized gain	(2.05)	(0.35)	(0.00	)(d)	(0.56)	(0.25)

Total distributions	(2.05)	(0.35)	(0.02)		(0.57)	(0.25)

Net asset value, end of year	$14.80	$20.08	$12.74		$12.80	$14.48

Total Return(e)
Based on net asset value	(17.74)%	60.90%	(0.33)%		(7.83)%	18.65%

Ratios to Average Net Assets(f)
Total expenses	1.64%	1.70%	1.71%		1.81%	1.94%

Total expenses after fees waived and/or reimbursed	1.50%	1.50%	1.50%		1.50%	1.50%

Net investment income (loss)	(0.30)%	(0.32)%	0.01%		(0.06)%	(0.16)%

Supplemental Data
Net assets, end of year (000)	$10,969	$12,880	$4,955		$4,363	$1,373

Portfolio turnover rate	81%	63%	101%		100%	104%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Class K
	Year Ended May 31,

	2022	2021	2020		2019	2018

Net asset value, beginning of year	$20.73	$13.10	$13.13		$14.81	$12.70

Net investment income(a)	0.13	0.13	0.14		0.14	0.12
Net realized and unrealized gain (loss)	(3.27)	7.97	(0.03)		(1.15)	2.37

Net increase (decrease) from investment operations	(3.14)	8.10	0.11		(1.01)	2.49

Distributions(b)
From net investment income	(0.15)	(0.11)	(0.14)		(0.11)	(0.09)
From net realized gain	(2.08)	(0.36)	(0.00	)(c)	(0.56)	(0.29)

Total distributions	(2.23)	(0.47)	(0.14)		(0.67)	(0.38)

Net asset value, end of year	$15.36	$20.73	$13.10		$13.13	$14.81

Total Return(d)
Based on net asset value	(16.84)%	62.63%	0.73%		(6.93)%	19.94%

Ratios to Average Net Assets(e)
Total expenses	0.51%	0.52%	0.56%		0.61%	0.65%

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45%		0.45%	0.45%

Net investment income	0.73%	0.71%	0.99%		1.00%	0.90%

Supplemental Data
Net assets, end of year (000)	$967,682	$920,752	$188,885		$56,316	$68,375

Portfolio turnover rate	81%	63%	101%		100%	104%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Advantage Small Cap Core Fund	Advantage Small Cap Core	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On July 6, 2021, Advantage Large Cap Growth’s Service Shares converted into Investor A Shares.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

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Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2022, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the

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Notes to Financial Statements  (continued)

Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount
Advantage International
BofA Securities, Inc.	$1,976	$(1,976)	$—	$—
Morgan Stanley	1,088,356	(1,088,356)	—	—

	$1,090,332	$(1,090,332)	$—	$—

Advantage Large Cap Growth
Citigroup Global Markets, Inc.	$783,756	$(783,756)	$—	$—
J.P. Morgan Securities LLC	210,912	(210,912)	—	—
National Financial Services LLC	447,480	(447,480)	—	—

	$1,442,148	$(1,442,148)	$—	$—

Advantage Small Cap Core(b)
Barclays Capital, Inc.	$4,823,640	$(4,823,640)	$—	$—
BNP Paribas SA	3,286,456	(3,286,456)	—	—
BofA Securities, Inc.	2,980,814	(2,980,814)	—	—
Citigroup Global Markets, Inc.	1,579,195	(1,579,195)	—	—
Deutsche Bank Securities, Inc.	430,978	(430,978)	—	—
J.P. Morgan Securities LLC	48,769,345	(48,769,345)	—	—
Jefferies LLC	4,609,114	(4,609,114)	—	—
Morgan Stanley	63,169,762	(63,169,762)	—	—
National Financial Services LLC	4,832,041	(4,832,041)	—	—
SG Americas Securities LLC	2,022,835	(2,022,835)	—	—
State Street Bank & Trust Co.	9,518,432	(9,518,432)	—	—
Toronto-Dominion Bank	7,584,235	(7,584,235)	—	—

	$153,606,847	$(153,606,847)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)	Securities loaned with a value of $3,682,200 have been sold and are pending settlement as of May 31, 2022.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in

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Notes to Financial Statements  (continued)

an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core
First $1 billion	0.45%	0.57%	0.45%
$1 billion - $3 billion	0.42	0.54	0.42
$3 billion - $5 billion	0.41	0.51	0.41
$5 billion - $10 billion	0.39	0.50	0.39
Greater than $10 billion	0.38	0.48	0.38

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Service(a)	N/A	N/A	0.25%	N/A	N/A	N/A
Investor A	0.25%	N/A	0.25	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	0.25	0.25	N/A	N/A

(a)	On July 6, 2021, Advantage Large Cap Growth’s Service Shares converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total
Advantage International	$—	$792,566	$29,916	$15,876	$838,358
Advantage Large Cap Growth	63	1,656,856	127,493	2,204	1,786,616
Advantage Small Cap Core	—	1,146,119	133,515	—	1,279,634

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

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Notes to Financial Statements   (continued)

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage International	$143,138	$—	$63,511	$600	$20,150	$635	$228,034
Advantage Large Cap Growth	79,530	5	132,790	2,556	389	88	215,358
Advantage Small Cap Core	571,114	—	91,769	2,670	202,314	—	867,867

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2022, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total
Advantage International	$492,421	$492,421
Advantage Small Cap Core	175,080	175,080

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage International	$3,553	$—	$9,008	$641	$77	$34	$13,313
Advantage Large Cap Growth	1,241	2	49,427	1,520	41	24	52,255
Advantage Small Cap Core	3,386	—	7,113	235	676	—	11,410

For the year ended May 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage International	$912,291	$—	$521,465	$6,804	$3,087	$7,779	$1,451,426
Advantage Large Cap Growth	286,885	19	1,000,793	20,782	342	1,443	1,310,264
Advantage Small Cap Core	2,494,739	—	757,514	18,301	25,997	—	3,296,551

Other Fees: For the year ended May 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts
Advantage International	$4,982
Advantage Large Cap Growth	12,869
Advantage Small Cap Core	31,734

For the year ended May 31, 2022, affiliates received CDSCs as follows:

Share Class	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core

Investor A	$504	$2,366	$6,218
Investor C	497	963	5,306

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2022, the amounts waived were as follows:

Fund Name	Amounts Waived
Advantage International	$7,162
Advantage Large Cap Growth	2,870
Advantage Small Cap Core	13,618

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Notes to Financial Statements   (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended ended May 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service (a)	Investor A	Investor C	Class K	Class R
Advantage International	0.50%	N/A	0.75%	1.50%	0.45%	1.00%
Advantage Large Cap Growth	0.62	0.87	0.87	1.62	0.57	1.12
Advantage Small Cap Core	0.50	N/A	0.75	1.50	0.45	N/A

(a)	On July 6, 2021, Advantage Large Cap Growth’s Service Shares converted into Investor A Shares.

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023 (or June 30, 2032 with respect to Advantage Large Cap Growth Class R Shares), unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund.

For the year ended May 31, 2022, the Manager waived and/or reimbursed investment advisory fees, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations, as follows:

Fund Name	Amounts Waived
Advantage International	$1,497,624
Advantage Large Cap Growth	891,439
Advantage Small Cap Core	1,561,038

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended May 31, 2022, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived
Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage International	$ 142,737	$ —	$ 63,511	$ 573	$ 20,150	$ 635	$ 227,606
Advantage Large Cap Growth	47,990	5	132,790	2,556	389	88	183,818
Advantage Small Cap Core	569,626	—	91,681	2,670	202,313	—	866,290

	Transfer Agent Fees Waived and/or Reimbursed
Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage International	$ 557,022	$ —	$ 361,575	$ 5,161	$ 3,087	$ 6,195	$ 933,040
Advantage Large Cap Growth	152,665	6	666,444	14,092	342	1,218	834,767
Advantage Small Cap Core	1,068,873	—	528,012	11,534	25,997	—	1,634,416

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Advantage Large Cap Growth and Advantage Small Cap Core each retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Advantage International retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

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Notes to Financial Statements   (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Advantage Large Cap Growth and Advantage Small Cap Core, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2022, Advantage Large Cap Growth and Advantage Small Cap Core retained 77% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, Advantage Large Cap Growth and Advantage Small Cap Core would retain for the remainder of that calendar year 81% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended May 31, 2022, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Advantage International	$5,340
Advantage Large Cap Growth	10,495
Advantage Small Cap Core	270,373

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Advantage International and Advantage Small Cap Core may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage International is currently permitted to borrow under the Interfund Lending Program. Advantage Small Cap Core is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2022, Advantage International and Advantage Small Cap Core did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended May 31, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Loss
Advantage International	$28,386,174	$31,058,836	$(2,582,282)
Advantage Large Cap Growth	17,064,392	15,069,610	(819,471)
Advantage Small Cap Core	5,547,667	3,127,521	(4,842,996)

7.	PURCHASES AND SALES

For the year ended May 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
Advantage International	$1,486,593,902	$1,451,150,587
Advantage Large Cap Growth	1,379,108,171	1,458,346,483
Advantage Small Cap Core	3,830,239,812	3,471,161,451

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

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Notes to Financial Statements   (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to certain deemed distributions and distributions paid in excess of taxable income were reclassified to the following accounts:

	Advantage Large Cap Growth	Advantage Small Cap Core
Paid-in capital	$(174,859)	$29,884,723
Accumulated earnings (loss)	174,859	(29,884,723)

The tax character of distributions paid was as follows:

	Period	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	(a)
Ordinary income	05/31/22	$75,379,392	$80,241,896	$267,924,397
	05/31/21	17,234,394	18,919,073	68,728,891
Long-term capital gains	05/31/22	19,216,534	75,300,948	230,922,822
	05/31/21	—	48,567,710	9,400,294

Total	05/31/22	$94,595,926	$155,542,844	$498,847,219

	05/31/21	$17,234,394	$67,486,783	$78,129,185

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of May 31, 2022, the tax components of accumulated earnings (loss) were as follows:

	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core
Undistributed ordinary income	$15,405,539	$—	$3,750,619
Undistributed long-term capital gains	—	—	71,449,539
Net unrealized gains (losses)(a)	7,110,663	234,582,029	(291,872,036)
Qualified late-year losses(b)	(20,510,667)	(6,729,971)	(97,405,797)

	$2,005,535	$227,852,058	$(314,077,675)

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, characterization of corporate actions and the timing and recognition of partnership income.

(b)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core
Tax cost	$1,049,514,393	$663,955,187	$4,292,045,901

Gross unrealized appreciation	$80,596,978	$270,800,991	$440,734,792
Gross unrealized depreciation	(73,350,704)	(36,220,460)	(733,918,290)

Net unrealized appreciation (depreciation)	$7,246,274	$234,580,531	$(293,183,498)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight

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Notes to Financial Statements   (continued)

Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements   (continued)

Advantage International invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/22		Year Ended 05/31/21
Fund Name/Share Class	Shares	Amounts	Shares	Amounts

Advantage International
Institutional
Shares sold	13,777,161	$261,293,357	4,418,893	$75,694,033
Shares issued in reinvestment of distributions	2,994,510	55,505,073	588,425	9,609,172
Shares redeemed	(4,683,986)	(84,719,670)	(6,928,355)	(117,200,787)

	12,087,685	$232,078,760	(1,921,037)	$(31,897,582)

Investor A
Shares sold and automatic conversion of shares	1,609,445	$29,061,798	2,612,796	$44,063,358
Shares issued in reinvestment of distributions	1,366,649	25,210,535	378,577	6,105,755
Shares redeemed	(11,421,414)	(216,904,290)	(5,322,583)	(88,079,685)

	(8,445,320)	$(162,631,957)	(2,331,210)	$(37,910,572)

Investor C
Shares sold	15,572	$276,617	24,076	$395,881
Shares issued in reinvestment of distributions	13,423	240,443	3,050	47,061
Shares redeemed and automatic conversion of shares	(71,622)	(1,273,660)	(279,526)	(4,502,352)

	(42,627)	$(756,600)	(252,400)	$(4,059,410)

Class K
Shares sold	1,559,416	$28,044,701	2,866,712	$52,229,496
Shares issued in reinvestment of distributions	445,197	8,265,311	56,053	915,693
Shares redeemed	(936,345)	(17,250,139)	(689,214)	(11,849,959)

	1,068,268	$19,059,873	2,233,551	$41,295,230

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Notes to Financial Statements   (continued)

	Year Ended 05/31/22		Year Ended 05/31/21
Fund Name/Share Class	Shares	Amounts	Shares	Amounts

Advantage International (continued)
Class R
Shares sold	52,932	$965,685	55,185	$916,332
Shares issued in reinvestment of distributions	13,774	253,477	2,631	42,375
Shares redeemed	(71,361)	(1,307,696)	(114,704)	(1,861,112)

	(4,655)	$(88,534)	(56,888)	$(902,405)

	4,663,351	$87,661,542	(2,327,984)	$(33,474,739)

Advantage Large Cap Growth

Institutional
Shares sold	18,866,857	$451,445,651	1,461,480	$30,690,873
Shares issued in reinvestment of distributions	1,817,498	43,395,960	349,606	7,263,426
Shares redeemed	(3,026,155)	(68,987,252)	(1,374,733)	(28,731,360)

	17,658,200	$425,854,359	436,353	$9,222,939

Service(a)
Shares sold	7	$150	910	$20,367
Shares issued in reinvestment of distributions	—	—	693	14,155
Shares redeemed and automatic conversion of shares	(10,889)	(267,829)	(4,884)	(90,744)

	(10,882)	$(267,679)	(3,281)	$(56,222)

Investor A
Shares sold and automatic conversion of shares	1,431,877	$31,127,446	4,204,268	$84,126,461
Shares issued in reinvestment of distributions	4,697,926	104,584,323	2,931,766	57,897,081
Shares redeemed	(21,602,520)	(487,976,651)	(7,138,589)	(141,394,298)

	(15,472,717)	$(352,264,882)	(2,555)	$629,244

Investor C
Shares sold	86,912	$1,498,005	115,840	$1,976,790
Shares issued in reinvestment of distributions	121,002	2,203,502	67,831	1,118,035
Shares redeemed and automatic conversion of shares	(199,549)	(3,453,157)	(482,173)	(7,987,888)

	8,365	$248,350	(298,502)	$(4,893,063)

Class K
Shares sold	69,002	$1,702,198	12,572	$271,639
Shares issued in reinvestment of distributions	9,209	219,275	2,409	50,244
Shares redeemed	(11,600)	(275,935)	(4,868)	(105,833)

	66,611	$1,645,538	10,113	$216,050

Class R
Shares sold	3,124	$69,959	8,442	$172,132
Shares issued in reinvestment of distributions	2,242	52,719	1,626	33,436
Shares redeemed	(11,539)	(277,249)	(14,754)	(303,821)

	(6,173)	$(154,571)	(4,686)	$(98,253)

	2,243,404	$75,061,115	137,442	$5,020,695

Advantage Small Cap Core

Institutional
Shares sold	69,055,122	$1,263,123,865	95,126,663	$1,715,369,624
Shares issued in reinvestment of distributions	17,566,446	329,082,359	2,243,133	38,062,870
Shares redeemed	(58,854,243)	(1,047,621,729)	(26,844,843)	(470,870,066)

	27,767,325	$544,584,495	70,524,953	$1,282,562,428

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements   (continued)

	Year Ended 05/31/22		Year Ended 05/31/21
Fund Name/Share Class	Shares	Amounts	Shares	Amounts

Advantage Small Cap Core (continued)

Investor A
Shares sold and automatic conversion of shares	6,829,398	$128,844,710	11,731,048	$215,365,974
Shares issued in reinvestment of distributions	2,896,706	54,040,890	552,682	9,366,268
Shares redeemed	(11,975,936)	(222,210,668)	(7,853,782)	(138,001,515)

	(2,249,832)	$(39,325,068)	4,429,948	$86,730,727

Investor C
Shares sold	204,917	$3,763,393	344,270	$6,419,970
Shares issued in reinvestment of distributions	82,849	1,504,284	8,469	141,691
Shares redeemed and automatic conversion of shares	(188,194)	(3,180,500)	(100,236)	(1,695,653)

	99,572	$2,087,177	252,503	$4,866,008

Class K
Shares sold	23,648,944	$446,279,930	35,035,616	$609,698,614
Shares issued in reinvestment of distributions	6,037,283	113,137,247	780,524	13,303,758
Shares redeemed	(11,100,191)	(205,823,632)	(5,819,626)	(104,224,154)

	18,586,036	$353,593,545	29,996,514	$518,778,218

	44,203,101	$860,940,149	105,203,918	$1,892,937,381

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

As of May 31, 2022, BlackRock Financial Management, Inc., an affiliate of the Funds, owned 12,217 Class K Shares of Advantage Large Cap Growth.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, and BlackRock Advantage Small Cap Core Fund, and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, and BlackRock Advantage Small Cap Core Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of May 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
BlackRock Advantage International Fund	For each of the two years in the period ended May 31, 2022, for the period from October 1, 2019 through May 31, 2020, and for each of the three years in the period ended September 30, 2019
BlackRock Advantage Large Cap Growth Fund	For each of the two years in the period ended May 31, 2022, for the period from October 1, 2019 through May 31, 2020, and for each of the three years in the period ended September 30, 2019
BlackRock Advantage Small Cap Core Fund	For each of the five years in the period ended May 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	71

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2022:

Fund Name	Qualified Dividend Income
Advantage International	$34,136,986
Advantage Large Cap Growth	7,021,696
Advantage Small Cap Core	49,595,684

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended May 31, 2022:

Fund Name	Qualified Business Income
Advantage Small Cap Core	$1,650,021

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends
Advantage International	$19,216,579
Advantage Large Cap Growth	75,300,948
Advantage Small Cap Core	260,807,545

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of the foreign source income earned and foreign taxes paid for the fiscal year ended May 31, 2022:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Advantage International	$37,517,268	$3,353,253

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
Advantage Large Cap Growth	8.72%
Advantage Small Cap Core	13.79

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2022:

Fund Name	Qualified Short-Term Capital Gains Dividends
Advantage International	$39,211,048
Advantage Large Cap Growth	80,241,896
Advantage Small Cap Core	236,624,551

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Advantage International Fund (“Advantage International Fund”), BlackRock Advantage Large Cap Growth Fund (“Advantage Large Cap Growth Fund”) and BlackRock Advantage Small Cap Core Fund (“Advantage Small Cap Core Fund,” and together with Advantage International Fund and Advantage Large Cap Growth Fund, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	73

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, each of Advantage International Fund and Advantage Large Cap Growth Fund ranked in the first, second and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed each Fund’s underperformance relative to its Performance Peers during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, Advantage Small Cap Core Fund ranked in the fourth, first and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that each Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of a Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	75

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			29 RICs consisting of 163 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.

			29 RICs consisting of 163 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			29 RICs consisting of 163 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			29 RICs consisting of 163 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President—Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			29 RICs consisting of 163 Portfolios	None

Henry R. Keizer 1956	Trustee (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			29 RICs consisting of 163 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	29 RICs consisting of 163 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016

Donald C. Opatrny 1952	Trustee (Since 2019)

Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			29 RICs consisting of 163 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			29 RICs consisting of 163 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			29 RICs consisting of 163 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			29 RICs consisting of 163 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	77

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 262 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015), President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Roland Villacorta 1971	Vice President (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; previously Mr. Villacorta was Co-Head of BlackRock Solutions’ Portfolio Analytics Group and Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head of Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	79

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809

Accounting Agent and Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Custodian
The Bank of New York Mellon
New York, NY 10286

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	81

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-5/22-AR

MAY 31, 2022

2022 Annual Report

BlackRock FundsSM

•	BlackRock Energy Opportunities Fund

•	BlackRock High Equity Income Fund

•	BlackRock International Dividend Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices generally fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates twice while indicating that additional future increases were likely. Furthermore, the Fed wound down its bond-buying programs and set a timetable to begin reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe sharp increases in energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderates our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we take a neutral stance on equities in the near-term. We are underweight credit long-term, but inflation-protected U.S. Treasuries should offer a measure of portfolio diversification better suited for an inflationary environment. We believe emerging market bonds denominated in local currencies also offer an opportunity, with solid income at attractive valuations.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2022

	6-Month	12-Month
U.S. large cap equities (S&P 50® 0 Index)	(8.85)%	(0.30)%
U.S. small cap equities (Russell 2000® Index)	(14.70)	(16.92)
International equities (MSCI Europe, Australasia, Far East Index)	(6.80)	(10.38)
Emerging market equities (MSCI Emerging Markets Index)	(10.11)	(19.83)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.13	0.15
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.94)	(8.83)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.15)	(8.22)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.32)	(6.79)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.26)	(5.28)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2022	BlackRock Energy Opportunities Fund

Investment Objective

BlackRock Energy Opportunities Fund’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month reporting period that ended on May 31, 2022, the Fund outperformed the benchmark, the MSCI World Energy Index.

What factors influenced performance?

An overweight position in the exploration & production (“E&P”) sub-sector contributed positively to relative performance. Stock selection was a net contributor, with the largest effect occurring in the refining & marketing industry. On the other hand, a modest cash position detracted at a time of positive returns for the energy sector.

At the individual stock level, the Canadian oil producer Tourmaline Oil Corp. was a top contributor thanks to its strong results and its announcement of a special dividend. The U.S. E&P company ConocoPhillips also outperformed behind robust cash flow generation, an increased dividend and a share buyback. An out-of-benchmark position in the U.S. company Kosmos Energy Ltd., which brought a new plant online, was a further contributor. Zero weightings in Neste oyj and Phillips 66 were additional contributors.

On the other hand, the Fund was hurt by its position in the Russian Gazprom PJSC. The value of the position was written down to near zero in late February 2022. Russian companies have always been part of the Fund’s investment universe, and the investment adviser believed Gazprom had high-quality assets. However, the investment adviser did not anticipate either a full-scale invasion of Ukraine or the events that followed. Holdings in TotalEnergies SE and Shell PLC, both of which have exposure to Russia, were additional detractors.

Zero weightings in U.S. shale companies that outperformed, including Occidental Petroleum Corp. and Woodside Energy Group, Ltd., also weighed on relative performance. Underweights in oil services companies that outperformed, including Baker Hughes Co. and Halliburton Co., detracted from performance as well.

Describe recent portfolio activity.

The investment adviser increased the Fund’s weighting in the oilfield services sector and rotated its positioning in E&P companies. The Fund reduced its positions in Canada to capitalize on price strength, and it added to holdings in the United States and Europe. Later in the period, the investment adviser added to the refining sector and reduced the Fund’s weighting in companies with international gas assets.

Describe portfolio positioning at period end.

The Fund had a bias toward higher-quality oil producers that the investment adviser expected would gain the largest benefit from higher oil and natural gas prices, a potential resurgence in the oilfield services sector, and the need for increased liquified natural gas output to replace Russian gas exports into Europe.

The Fund was overweight in the exploration and production and refining & marketing industries, and it was underweight in the integrated, distribution and oil services industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of May 31, 2022 (continued)	BlackRock Energy Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)

An index that is designed to capture the large- and mid-cap segments across developed markets countries. All securities in the index are classified in the energy sector as per the Global Industry Classification Standard.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	65.17%	N/A	9.23%	N/A	3.79%	N/A
Investor A	64.51	55.87%	8.79	7.62%	3.36	2.81%
Investor C	63.37	62.37	8.00	8.00	2.78	2.78
MSCI World Energy Index	59.03	N/A	8.53	N/A	4.70	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return(a)
	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period(b)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,512.70	$5.70	$1,000.00	$1,020.39	$4.58	0.91%
Investor A	1,000.00	1,510.30	8.25	1,000.00	1,018.36	6.64	1.32
Investor C	1,000.00	1,504.60	12.72	1,000.00	1,014.77	10.25	2.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2022 (continued)	BlackRock Energy Opportunities Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Exxon Mobil Corp.	11.9%
Chevron Corp.	11.3
Shell PLC	10.3
ConocoPhillips	7.4
TotalEnergies SE	6.2
EOG Resources, Inc.	3.8
Suncor Energy, Inc.	3.8
Pioneer Natural Resources Co.	3.7
TC Energy Corp.	3.6
Williams Cos., Inc.	3.3

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets

Oil, Gas & Consumable Fuels	94.2%
Energy Equipment & Services.	3.7
Other (each representing less than 1%)	1.1
Short-Term Securities.	1.6
Liabilities in Excess of Other Assets	(0.6)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

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Fund Summary as of May 31, 2022 (continued)	BlackRock High Equity Income Fund

Investment Objective

BlackRock High Equity Income Fund’s (the “Fund”) investment objective is to seek high current income while maintaining prospects for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The largest contribution to the Fund’s relative performance came from investment decisions in the industrials sector. Notably, strong stock selection in the aerospace & defense industry and a combination of stock selection and an underweight allocation to machinery companies boosted relative return. In communication services, an underweight allocation to the entertainment and media industries proved beneficial. Other modest contributors included stock selection within the information technology (“IT”) sector and an overweight allocation to the financials sector.

Conversely, the largest detractor from the Fund’s relative performance was stock selection in the consumer staples sector. Specifically, stock selection within the food products industry hurt relative return, as did an overweight allocation to the personal products industry. The Fund’s overweight allocation to consumer discretionary stocks also weighed on results, as did investment decisions within the automobiles industry. Investment decisions within the real estate sector also hampered relative performance, as did stock selection within the materials sector.

Describe recent portfolio activity.

As a result of portfolio activity and market price movements during the period, the largest increases in the Fund’s sector exposure were in healthcare and IT. Conversely, the Fund reduced its exposure to the utilities and financials sectors.

Describe portfolio positioning at period end.

The Fund ended the period with its largest absolute allocations in the financials, healthcare, and consumer staples sectors. Relative to the benchmark, the Fund’s largest overweight positions were in the financials, consumer staples, and healthcare sectors, while the largest relative underweights were in industrials, real estate, and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2022 (continued)	BlackRock High Equity Income Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	6.28%	N/A	9.09%	N/A	11.78%	N/A
Investor A	5.99	0.42%	8.81	7.64%	11.41	10.81%
Investor C	5.17	4.20	8.01	8.01	10.75	10.75
Class K	6.27	N/A	9.11	N/A	11.78	N/A
Russell 1000® Value Index	0.93	N/A	9.50	N/A	12.06	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return(a)
	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period(b)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,087.60	$4.42	$1,000.00	$1,020.69	$4.28	0.85%
Investor A	1,000.00	1,085.50	5.72	1,000.00	1,019.45	5.54	1.10
Investor C	1,000.00	1,081.40	9.60	1,000.00	1,015.71	9.30	1.85
Class K	1,000.00	1,087.10	4.16	1,000.00	1,020.94	4.03	0.80

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

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Fund Summary as of May 31, 2022 (continued)	BlackRock High Equity Income Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

BP PLC	2.5%
Sanofi	2.2
Komatsu Ltd.	2.1
EQT Corp.	2.1
Wells Fargo & Co.	1.9
AstraZeneca PLC	1.7
Bayer AG, Registered Shares	1.6
First Citizens BancShares, Inc., Class A	1.6
Apollo Global Management, Inc.	1.5
Cisco Systems, Inc.	1.5

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Financials	19.9%
Health Care	19.5
Information Technology	10.1
Industrials	10.1
Energy	8.6
Consumer Staples	7.8
Consumer Discretionary	6.7
Communication Services	6.7
Utilities	4.1
Materials	2.6
Real Estate	1.4
Short-Term Securities	2.0
Other Assets Less Liabilities	0.5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of May 31, 2022	BlackRock International Dividend Fund

Investment Objective

BlackRock International Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, the Fund outperformed its benchmark, the MSCI All Country World Index ex-U.S.

What factors influenced performance?

The largest contributors to relative performance at the sector level were stock selection decisions in industrials, healthcare, and communication services. The largest individual contributors to relative performance were Novo Nordisk A/S, Baker Hughes, and BAE Systems plc.

Novo Nordisk’s shares have been very strong due to its new avenue of growth from its obesity treatment drug, Wegovy, in addition to its core franchise. Baker Hughes also contributed as energy companies generally outperformed the broader market, and the company is seeing growth and margin inflection in its oil services business. BAE Systems benefited as the invasion of Ukraine changed perceptions around spending for defense companies. German authorities increased their commitment for defense spending to 2% of gross domestic product, creating excitement over the potential for future growth. The investment adviser trimmed the position with the view that, although sentiment around defense spending was very positive, it is not likely to persist.

Conversely, the largest detractor from relative performance was stock selection in consumer staples. Underweight positions in energy and materials also detracted from returns. Among individual stocks, the largest detractors were China Feihe Ltd., Prudential plc, and Kering SA.

Shares of premium Chinese infant formula milk producer China Feihe were weak on increasing concerns as to whether these premium products can see sustained growth, given initiatives from the Chinese government and the risk of greater regulation on products within the backdrop of increasing costs of raising children and subsequent diminishing birth rates. The investment adviser sold the position in October 2021, as there wasn’t a catalyst to change the competitive dynamic. Prudential detracted due to continued lockdowns in China and Hong Kong that delayed the reopening of the border there, which is key to earnings and the normalization of activity. Kering weighed on returns due to weak demand in Asia due to China lockdowns, particularly in its Gucci brand.

Describe recent portfolio activity.

The Fund increased its weightings in financials and communication services, with newly added positions in Bank Rakyat Indonesia, Zurich Insurance Group AG, KPN N.V., and KDDI Corp. It also added to allocations in energy through its purchase of Baker Hughes. Weightings in consumer discretionary stocks also went up as the Fund purchased EssilorLuxottica SA.

Conversely, the Fund reduced positions in utilities and consumer staples through sales of ENN Energy Holdings Ltd., China Feihe, and Unilever plc . It also reduced industrials exposure, trimming BAE Systems plc, Ferguson plc, and Schneider Electric AG.

Describe portfolio positioning at period end.

The Fund focused on high-quality dividend-paying companies, leading to portfolio composition that differs substantially from the benchmark. From a sector perspective, the Fund had significant absolute and relative exposure to the consumer staples, industrials, and healthcare sectors. Conversely, it has zero-weight exposure in real estate, and limited exposure in energy and materials. Regionally, the Fund had the most significant exposure to the United Kingdom and France.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of May 31, 2022 (continued)	BlackRock High International Dividend Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

(c)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional(c)	(5.23)%	N/A	5.18%	N/A	6.66%	N/A
Investor A(c)	(5.48)	(10.44)%	4.92	3.80%	6.35	5.78%
Investor C(c)	(6.17)	(7.04)	4.14	4.14	5.72	5.72
Class K(c)	(5.18)	N/A	5.23	N/A	6.68	N/A
MSCI All Country World Index ex-USA	(12.41)	N/A	4.42	N/A	6.39	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

(c)

For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset values (“NAV”) per share presented herein are different than the information previously published as of May 31, 2022.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical 5% Return(a)
	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period(b)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$981.50	$4.41	$1,000.00	$1,020.48	$4.48	0.89%
Investor A	1,000.00	980.40	5.66	1,000.00	1,019.22	5.79	1.15
Investor C	1,000.00	976.90	9.32	1,000.00	1,015.51	9.50	1.89
Class K	1,000.00	981.70	4.10	1,000.00	1,020.80	4.18	0.83

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2022 (continued)	BlackRock International Dividend Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Sanofi	4.6%
AstraZeneca PLC	4.4
Reckitt Benckiser Group PLC	4.4
Novo Nordisk A/S, Class B	4.3
EDP - Energias de Portugal SA	3.9
Prudential PLC	3.8
RELX PLC	3.7
Diageo PLC	3.7
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5
Kering SA	3.4

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United Kingdom	24.2%
United States	17.9
France	15.9
Taiwan	5.8
Denmark	4.3
Singapore	4.0
Portugal	4.0
Spain	3.8
India	3.6
Canada	3.4
Netherlands	2.7
Indonesia	2.2
Mexico	2.2
Japan	2.2
Switzerland	1.9
Sweden	0.3
Other Assets Less Liabilities	1.6

(a)	Excludes short-term securities.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only for BlackRock High Equity Income Fund and BlackRock International Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock High Equity Income Fund’s Class K Shares performance shown prior to the Class K Shares inception date of April 21, 2020 is that of Institutional Shares. BlackRock International Dividend Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On July 6, 2021, BlackRock Energy Opportunities Fund and BlackRock International Dividend Fund’s and on August 18, 2021, BlackRock High Equity Income Fund’s issued and outstanding Service Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”), respectively.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waivers, if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments May 31, 2022	BlackRock Energy Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks
Energy Equipment & Services — 3.7%
Halliburton Co.	173,868	$7,041,654
Patterson-UTI Energy, Inc.	118,107	2,253,482
Poseidon Concepts Corp.(a)(b)	35,081	—
Tenaris SA	291,258	4,855,296

		14,150,432

Food Products — 0.4%
Darling Ingredients, Inc.(b)	21,233	1,700,126

Metals & Mining — 0.7%
Glencore PLC	429,142	2,830,442

Oil, Gas & Consumable Fuels — 94.2%
ARC Resources Ltd.	316,176	4,761,950
Canadian Natural Resources Ltd.	188,248	12,458,584
Cenovus Energy, Inc.	402,997	9,341,718
Cheniere Energy, Inc.	42,872	5,863,604
Chevron Corp	250,594	43,768,748
ConocoPhillips	255,178	28,671,800
Devon Energy Corp.	13,680	1,024,632
EOG Resources, Inc.	108,197	14,818,661
Equinor ASA	127,477	4,837,341
Exxon Mobil Corp.	480,876	46,164,096
Gazprom PJSC, ADR(a)	319,750	102
Hess Corp.	92,990	11,444,279
Kosmos Energy Ltd.(b)	209,873	1,624,417
Marathon Petroleum Corp.	115,126	11,718,676
Ovintiv, Inc.	97,942	5,483,773
Phillips 66	106,640	10,750,379
Pioneer Natural Resources Co	51,711	14,372,555
Repsol SA	540,492	8,672,929

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Santos Ltd.	1,120,791	$6,522,763
Shell PLC	1,345,319	39,789,111
Suncor Energy, Inc.	364,163	14,651,741
TC Energy Corp.	244,535	14,153,779
TotalEnergies SE	406,306	24,046,452
Tourmaline Oil Corp.	127,476	7,869,175
Valero Energy Corp.	78,585	10,184,616
Williams Cos., Inc.	341,217	12,645,502

		365,641,383

Total Long-Term Investments — 99.0% (Cost: $247,090,513)		384,322,383

Short-Term Securities(c)(d)

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%	6,186,102	6,186,102

Total Short-Term Securities — 1.6% (Cost: $6,186,102)		6,186,102

Total Investments — 100.6% (Cost: $253,276,615)		390,508,485

Liabilities in Excess of Other Assets — (0.6)%		(2,390,877)

Net Assets — 100.0%		$388,117,608

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$ 1,311,781	$ 4,874,321(a)	$ —	$ —	$ —	$ 6,186,102	6,186,102	$ 4,065	$ —

(a)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Energy Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$9,295,136	$4,855,296	$—	$14,150,432
Food Products	1,700,126	—	—	1,700,126
Metals & Mining	—	2,830,442	—	2,830,442
Oil, Gas & Consumable Fuels	281,772,685	83,868,596	102	365,641,383
Short-Term Securities
Money Market Funds	6,186,102	—	—	6,186,102

	$298,954,049	$91,554,334	$102	$390,508,485

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments May 31, 2022	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.7%
Airbus SE	78,952	$9,252,844
BAE Systems PLC	1,026,284	9,788,855
Huntington Ingalls Industries, Inc.	58,152	12,238,670
Lockheed Martin Corp.	14,793	6,510,547
Raytheon Technologies Corp.	105,007	9,988,266

		47,779,182

Air Freight & Logistics — 0.7%
FedEx Corp.	40,290	9,048,328

Auto Components — 0.7%
Lear Corp.	63,645	8,971,399

Automobiles — 1.3%
General Motors Co.(a)	421,788	16,314,760

Banks — 5.9%
Citigroup, Inc.	357,049	19,069,987
Comerica, Inc.	40,783	3,393,553
First Citizens BancShares, Inc., Class A	28,637	20,057,355
M&T Bank Corp.	54,128	9,741,416
Wells Fargo & Co.	523,461	23,958,810

		76,221,121

Capital Markets — 0.5%
Invesco Ltd.	340,967	6,594,302

Chemicals — 0.8%
PPG Industries, Inc.	85,342	10,794,910

Communications Equipment — 1.8%
Cisco Systems, Inc.	433,524	19,530,256
Telefonaktiebolaget LM Ericsson, ADR	381,722	3,084,314

		22,614,570

Consumer Finance — 0.6%
Capital One Financial Corp.	60,785	7,771,970

Containers & Packaging — 1.3%
Sealed Air Corp.	260,363	16,189,371

Diversified Financial Services — 2.4%
Apollo Global Management, Inc.	342,600	19,747,464
Equitable Holdings, Inc.	373,198	11,348,951

		31,096,415

Diversified Telecommunication Services — 2.3%
AT&T Inc.	748,573	15,937,119
Verizon Communications, Inc.	259,403	13,304,780

		29,241,899

Electric Utilities — 1.3%
American Electric Power Co., Inc.	81,098	8,274,429
Edison International	115,763	8,092,991

		16,367,420

Equity Real Estate Investment Trusts (REITs) — 0.9%
SL Green Realty Corp.	188,264	11,629,067

Food Products — 1.5%
Danone SA	91,709	5,395,931
Kraft Heinz Co.	164,452	6,221,219
Mondelez International, Inc., Class A	116,185	7,384,718

		19,001,868

Health Care Equipment & Supplies — 2.8%
DENTSPLY SIRONA, Inc.	228,176	9,026,643

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic PLC.	138,966	$13,917,445
Zimmer Biomet Holdings, Inc.	105,212	12,647,534

		35,591,622

Health Care Providers & Services — 5.0%
Anthem, Inc.	21,179	10,793,030
Cardinal Health, Inc.	151,651	8,540,984
Cigna Corp.	40,355	10,826,843
CVS Health Corp.	91,795	8,881,166
Humana, Inc.	26,180	11,891,742
Laboratory Corp. of America Holdings	53,257	13,139,567

		64,073,332

Household Durables — 0.8%
Newell Brands, Inc.	463,826	9,944,429

Household Products — 0.9%
Kimberly-Clark Corp.	84,728	11,270,519

Industrial Conglomerates — 0.4%
Siemens AG, Registered Shares	43,069	5,685,237

Insurance — 4.6%
American International Group, Inc.	222,571	13,060,466
Fidelity National Financial, Inc.	216,632	9,163,533
MetLife, Inc.	108,673	7,323,473
Prudential Financial, Inc.	75,815	8,055,344
Prudential PLC	854,882	11,147,543
Willis Towers Watson PLC	51,752	10,923,295

		59,673,654

IT Services — 3.4%
Cognizant Technology Solutions Corp., Class A	167,186	12,488,794
Fidelity National Information Services, Inc.	178,388	18,641,546
SS&C Technologies Holdings, Inc.	208,427	13,337,244

		44,467,584

Machinery — 2.1%
Komatsu Ltd.	1,078,700	26,819,336

Media — 0.5%
Comcast Corp., Class A	148,800	6,588,864

Multiline Retail — 0.7%
Dollar General Corp.	43,872	9,666,756

Multi-Utilities — 1.3%
Ameren Corp.	20,274	1,929,882
CenterPoint Energy, Inc.	70,522	2,260,230
Public Service Enterprise Group, Inc.	76,497	5,243,105
Sempra Energy	43,477	7,124,141

		16,557,358

Oil, Gas & Consumable Fuels — 6.8%
BP PLC	5,818,000	31,618,346
ConocoPhillips	56,849	6,387,554
EQT Corp.	561,254	26,783,041
Hess Corp.	79,702	9,808,925
Shell PLC	168,510	4,983,846
Williams Cos., Inc.	233,328	8,647,136

		88,228,848

Personal Products — 1.1%
Unilever PLC, ADR	302,053	14,598,222

Pharmaceuticals — 5.8%
AstraZeneca PLC	163,991	21,673,674
Bayer AG, Registered Shares	282,216	20,192,004

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Pharmaceuticals (continued)
Merck & Co., Inc.		49,401	$4,546,374
Sanofi		263,387	28,184,507

			74,596,559

Professional Services — 0.6%
Leidos Holdings, Inc.		80,340	8,395,530

Semiconductors & Semiconductor Equipment — 1.3%
Applied Materials, Inc.		42,150	4,943,773
Broadcom, Inc.		20,504	11,894,986

			16,838,759

Software — 0.8%
Microsoft Corp.		36,100	9,814,507

Specialty Retail — 0.5%
Ross Stores, Inc.		71,040	6,039,821

Textiles, Apparel & Luxury Goods — 0.6%
Ralph Lauren Corp.		80,730	8,160,996

Tobacco — 1.5%
Altria Group, Inc.		140,196	7,583,202
British American Tobacco PLC.		269,416	11,882,638

			19,465,840

Wireless Telecommunication Services — 2.4%
Rogers Communications, Inc., Class B		244,762	12,553,039
Vodafone Group PLC		11,229,560	18,488,631

			31,041,670

Total Common Stocks — 69.6% (Cost: $821,877,135)			897,156,025

		Par (000)

Equity-Linked Notes

Aerospace & Defense — 2.0%
BNP Paribas Securities Corporation (Raytheon Technologies Corp.) 21.14% 06/30/22	USD	58,300	5,474,543
Credit Suisse Securities (USA) LLC (Airbus SE) 20.50% 06/09/22	EUR	17,500	2,040,508
RBC Capital Markets LLC (BAE Systems PLC) 21.65% 06/09/22	GBP	760,600	7,194,651
SG Americas Securities LLC (Lockheed Martin Corp.) 16.05% 07/15/22	USD	8,200	3,630,467
TD Securities, Inc. (Huntington Ingalls Industries, Inc.) 20.65% 07/14/22		34,200	7,227,828

			25,567,997

Auto Components — 0.4%
Goldman Sachs & Co. LLC (Lear Corp.) 30.43% 07/14/22		37,500	5,056,500

Automobiles — 0.3%
BMO Capital Markets Corp. (General Motors Co.) 27.00% 06/13/22		116,600	4,497,965

Banks — 2.0%
BMO Capital Markets Corp. (Wells Fargo & Co.) 22.42% 07/22/22(b)		167,400	7,512,816
BOFA Securities, Inc. (M&T Bank Corp.) 19.08% 06/17/22		28,900	5,162,267
Goldman Sachs & Co. LLC (Citigroup, Inc.) 23.33% 07/14/22		210,900	11,407,581
SG Americas Securities LLC (Comerica, Inc.) 19.04% 07/22/22(b)		23,400	1,899,053

			25,981,717

Security		Par (000)	Value

Capital Markets — 0.3%
BOFA Securities, Inc. (Invesco Ltd.) 37.18% 06/13/22	USD	169,700	$3,258,912

Chemicals — 0.2%
BNP Paribas Securities Corporation (PPG Industries, Inc.) 19.11% 06/06/22		16,300	2,062,046

Communications Equipment — 0.8%
Credit Suisse Securities (USA) LLC (Cisco Systems, Inc.) 20.30% 07/15/22		220,100	10,013,405

Consumer Finance — 0.3%
SG Americas Securities LLC (Capital One Financial Corp.) 21.30% 06/06/22		30,800	3,950,640

Containers & Packaging — 0.4%
TD Securities, Inc. (Sealed Air Corp.) 20.42% 07/22/22(b)		83,300	5,154,189

Diversified Financial Services — 0.8%
BOFA Securities, Inc. (Apollo Global Management, Inc.) 19.50% 06/23/22		124,400	7,052,513
Credit Suisse Securities (USA) LLC (Equitable Holdings, Inc.) 13.45% 07/08/22		117,100	3,508,375

			10,560,888

Diversified Telecommunication Services — 1.2%
BMO Capital Markets Corp. (AT&T, Inc.) 15.69% 06/23/22		400,800	8,241,368
SG Americas Securities LLC (Verizon Communications, Inc.) 20.81% 07/22/22(b)		149,400	7,556,329

			15,797,697

Electric Utilities — 0.7%
Goldman Sachs & Co. LLC (Edison International) 12.64% 06/30/22		64,300	4,335,549
JP Morgan Securities LLC (American Electric Power Co., Inc.) 13.15% 07/14/22		47,800	4,904,357

			9,239,906

Equity Real Estate Investment Trusts (REITs) — 0.5%
Credit Suisse Securities (USA) LLC (SL Green Realty Corp.) 20.65% 07/08/22		106,300	6,545,338

Food Products — 0.9%
BMO Capital Markets Corp. (Kraft Heinz Co.) 18.00% 06/23/22		120,400	4,592,325
RBC Capital Markets LLC (Danone SA) 18.01% 06/27/22	EUR	51,400	3,041,211
SG Americas Securities LLC (Mondelez International, Inc.) 18.91% 07/08/22	USD	65,600	4,201,752

			11,835,288

Health Care Equipment & Supplies — 1.2%
BNP Paribas Securities Corporation (Medtronic PLC) 21.14% 06/13/22		59,600	5,970,446
BOFA Securities, Inc. (Zimmer Biomet Holdings, Inc.) 22.24% 06/13/22		43,900	5,277,296
Credit Suisse Securities (USA) LLC (DENTSPLY SIRONA, Inc.) 18.90% 07/08/22		98,800	3,854,970

			15,102,712

Health Care Providers & Services — 2.3%
BMO Capital Markets Corp. (Cigna Corp.) 16.20% 06/23/22		22,300	5,901,385
BNP Paribas Securities Corporation (CVS Health Corp.) 15.63% 06/30/22		51,000	4,942,583
BOFA Securities, Inc. (Anthem, Inc.) 21.89% 06/13/22		9,100	4,609,805

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2022	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
BOFA Securities, Inc. (Humana, Inc.) 17.78% 06/17/22	USD	7,300	$3,262,920
BOFA Securities, Inc. (Laboratory Corp. of America Holdings) 20.61% 06/23/22		22,900	5,606,234
SG Americas Securities LLC (Cardinal Health, Inc.) 21.22% 07/08/22		99,400	5,611,100

			29,934,027

Household Durables — 0.4%
SG Americas Securities LLC (Newell Brands, Inc.) 20.09% 07/08/22		262,100	5,720,245

Household Products — 0.6%
BOFA Securities, Inc. (Kimberly-Clark Corp.) 19.20% 06/17/22		45,300	5,973,211
RBC Capital Markets LLC (Reckitt Benckiser Group PLC) 15.40% 06/27/22	GBP	31,100	2,422,023

			8,395,234

Industrial Conglomerates — 0.1%
RBC Capital Markets LLC (Siemens AG) 18.25% 06/09/22	EUR	13,600	1,791,913

Insurance — 2.4%
BMO Capital Markets Corp. (Fidelity National Financial, Inc.) 23.90% 06/06/22	USD	102,800	4,346,799
Goldman Sachs & Co. LLC (MetLife, Inc.) 19.61% 06/30/22		82,600	5,446,491
Goldman Sachs & Co. LLC (Prudential Financial, Inc.) 16.06% 07/14/22		44,700	4,673,430
RBC Capital Markets LLC (Prudential PLC) 23.63% 06/09/22	GBP	321,600	4,225,519
SG Americas Securities LLC (American International Group, Inc.) 23.49% 06/06/22	USD	112,900	6,648,213
TD Securities, Inc. (Willis Towers Watson PLC) 26.00% 06/17/22		27,700	5,891,117

			31,231,569

IT Services — 1.4%
BNP Paribas Securities Corporation (SS&C Technologies Holdings, Inc.) 19.27% 06/30/22		96,700	5,975,851
JP Morgan Securities LLC (Fidelity National Information Services, Inc.) 21.33% 06/30/22		55,100	5,587,643
SG Americas Securities LLC (Cognizant Technology Solutions Corp.) 17.01% 07/15/22		84,500	6,340,721

			17,904,215

Multiline Retail — 0.4%
JP Morgan Securities LLC (Dollar General Corp.) 22.82% 06/06/22		20,700	4,578,476

Multi-Utilities — 0.8%
BMO Capital Markets Corp. (Sempra Energy) 21.83% 06/06/22		26,100	4,276,281
BNP Paribas Securities Corporation (CenterPoint Energy, Inc.) 16.21% 06/30/22		53,400	1,678,129
BNP Paribas Securities Corporation (Public Service Enterprise Group, Inc.) 17.55% 06/13/22		37,800	2,571,049
JP Morgan Securities LLC (Ameren Corp.) 16.57% 06/06/22		19,600	1,869,202

			10,394,661

Oil, Gas & Consumable Fuels — 1.7%
BOFA Securities, Inc. (Hess Corp.) 20.54% 06/17/22		42,600	5,063,454
BOFA Securities, Inc. (Williams Cos., Inc.) 20.34% 06/17/22		124,800	4,567,763

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Credit Suisse Securities (USA) LLC (BP PLC) 22.35% 06/09/22	GBP	1,673,800	$8,924,729
SG Americas Securities LLC (ConocoPhillips) 18.61% 07/15/22	USD	32,100	3,579,885

			22,135,831

Personal Products — 0.4%
JP Morgan Securities LLC (Unilever PLC) 23.82% 06/06/22		98,800	4,585,625

Pharmaceuticals — 2.5%
Credit Suisse Securities (USA) LLC (AstraZeneca PLC) 24.70% 06/09/22	GBP	80,200	10,492,138
Credit Suisse Securities (USA) LLC (Merck & Co., Inc.) 19.90% 07/15/22	USD	81,100	7,432,966
RBC Capital Markets LLC (Bayer AG) 22.89% 06/27/22	EUR	88,800	6,115,961
RBC Capital Markets LLC (Sanofi) 13.18% 06/27/22		82,000	8,727,622

			32,768,687

Professional Services — 0.4%
SG Americas Securities LLC (Leidos Holdings, Inc.) 19.14% 06/30/22	USD	45,400	4,758,473

Semiconductors & Semiconductor Equipment — 0.7%
BMO Capital Markets Corp. (Applied Materials, Inc.) 15.30% 06/17/22		22,500	2,652,347
BNP Paribas Securities Corporation (Broadcom, Inc.) 26.40% 06/13/22		10,100	5,817,697

			8,470,044

Specialty Retail — 0.3%
SG Americas Securities LLC (Ross Stores, Inc.) 23.40% 07/22/22(b)		40,900	3,369,879

Textiles, Apparel & Luxury Goods — 0.4%
Credit Suisse Securities (USA) LLC (Ralph Lauren Corp.) 20.50% 07/08/22		45,500	4,565,668

Tobacco — 0.8%
RBC Capital Markets LLC (British American Tobacco PLC) 16.53% 06/27/22	GBP	155,100	6,695,228
SG Americas Securities LLC (Altria Group, Inc.) 17.93% 07/15/22	USD	79,200	4,274,820

			10,970,048

Wireless Telecommunication Services — 0.3%
RBC Capital Markets LLC (Rogers Communications, Inc.) 18.42% 07/14/22	CAD	80,300	4,182,444

Total Equity-Linked Notes — 27.9% (Cost: $361,791,716)			360,382,239

Total Long-Term Investments — 97.5% (Cost: $1,183,668,851)			1,257,538,264

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities(c)(d)

Money Market Funds — 2.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%	25,886,024	$25,886,024

Total Short-Term Securities — 2.0% (Cost: $25,886,024)		25,886,024

Total Investments — 99.5% (Cost: $1,209,554,875)		1,283,424,288

Other Assets Less Liabilities — 0.5%		6,285,542

Net Assets — 100.0%		$1,289,709,830

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,867,334	$14,018,690	(a)	$ —	$ —	$ —	$25,886,024	25,886,024	$46,433	$ —

(a)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$28,737,483	$19,041,699	$—	$47,779,182
Air Freight & Logistics	9,048,328	—	—	9,048,328
Auto Components	8,971,399	—	—	8,971,399
Automobiles	16,314,760	—	—	16,314,760
Banks	76,221,121	—	—	76,221,121
Capital Markets	6,594,302	—	—	6,594,302
Chemicals	10,794,910	—	—	10,794,910
Communications Equipment	22,614,570	—	—	22,614,570
Consumer Finance	7,771,970	—	—	7,771,970
Containers & Packaging	16,189,371	—	—	16,189,371
Diversified Financial Services	31,096,415	—	—	31,096,415
Diversified Telecommunication Services	29,241,899	—	—	29,241,899
Electric Utilities	16,367,420	—	—	16,367,420

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2022	BlackRock High Equity Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs)	$11,629,067	$—	$—	$11,629,067
Food Products	13,605,937	5,395,931	—	19,001,868
Health Care Equipment & Supplies	35,591,622	—	—	35,591,622
Health Care Providers & Services	64,073,332	—	—	64,073,332
Household Durables	9,944,429	—	—	9,944,429
Household Products	11,270,519	—	—	11,270,519
Industrial Conglomerates	—	5,685,237	—	5,685,237
Insurance	48,526,111	11,147,543	—	59,673,654
IT Services	44,467,584	—	—	44,467,584
Machinery	—	26,819,336	—	26,819,336
Media	6,588,864	—	—	6,588,864
Multiline Retail	9,666,756	—	—	9,666,756
Multi-Utilities	16,557,358	—	—	16,557,358
Oil, Gas & Consumable Fuelsi	51,626,656	36,602,192	—	88,228,848
Personal Products	14,598,222	—	—	14,598,222
Pharmaceuticals	4,546,374	70,050,185	—	74,596,559
Professional Services	8,395,530	—	—	8,395,530
Semiconductors & Semiconductor Equipment	16,838,759	—	—	16,838,759
Software	9,814,507	—	—	9,814,507
Specialty Retail	6,039,821	—	—	6,039,821
Textiles, Apparel & Luxury Goods	8,160,996	—	—	8,160,996
Tobacco	7,583,202	11,882,638	—	19,465,840
Wireless Telecommunication Services	12,553,039	18,488,631	—	31,041,670
Equity-Linked Notes	—	334,889,973	25,492,266	360,382,239
Short-Term Securities
Money Market Funds	25,886,024	—	—	25,886,024

	$717,928,657	$540,003,365	$25,492,266	$1,283,424,288

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Equity-Linked Notes	Total

Assets
Opening Balance, as of May 31, 2021	$4,445,158	$35,447,486	$39,892,644
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Net realized gain (loss)	3,197,112	(44,594)	3,152,518
Net change in unrealized appreciation (depreciation)(a)(b)	(2,629,858)	501,661	(2,128,197)
Purchases	—	24,858,082	24,858,082
Sales	(5,012,412)	(35,273,369)	(40,285,781)

Closing Balance, as of May 31, 2022	$—	$25,489,266	$25,489,266

Net change in unrealized appreciation (depreciation) on investments still held at May 31, 2022(b)	$—	$634,184	$634,184

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at May 31, 2022, is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2022	BlackRock International Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 3.4%
TELUS Corp.	341,833	$8,553,595

Denmark — 4.3%
Novo Nordisk A/S, Class B	98,936	10,986,898

France — 18.8%
Air Liquide SA	28,481	4,988,956
EssilorLuxottica SA	52,647	8,503,241
Kering SA	15,579	8,568,949
LVMH Moet Hennessy Louis Vuitton SE	10,304	6,652,533
Sanofi	108,093	11,566,812
Schneider Electric SE	52,367	7,273,346

		47,553,837

India — 3.7%
HDFC Bank Ltd.	394,467	7,002,191
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $7,423,816)(a)(b)(c)	1,595,200	2,257,922

		9,260,113

Indonesia — 2.2%
Bank Rakyat Indonesia Persero Tbk PT	17,876,600	5,662,879

Japan — 2.2%
KDDI Corp.	158,700	5,536,423

Mexico — 2.2%
Wal-Mart de Mexico SAB de CV	1,530,639	5,660,421

Netherlands — 2.7%
Koninklijke KPN NV	1,851,227	6,738,419

Portugal — 3.9%
EDP - Energias de Portugal SA	1,994,042	9,991,285

Singapore — 4.0%
DBS Group Holdings Ltd.	213,400	4,811,131
United Overseas Bank Ltd.	248,200	5,318,879

		10,130,010

Spain — 3.7%
Amadeus IT Group SA(b)	50,067	3,115,353
Bankinter SA	999,631	6,356,231

		9,471,584

Sweden — 0.3%
Epiroc AB, Class A	40,139	778,333

Switzerland — 1.9%
Zurich Insurance Group AG	10,615	4,861,401

Security	Shares	Value

Taiwan — 5.8%
MediaTek, Inc.	190,000	$5,875,015
Taiwan Semiconductor Manufacturing Co. Ltd.	471,000	8,907,046

		14,782,061

United Kingdom — 27.4%
AstraZeneca PLC	84,822	11,210,398
BAE Systems PLC	484,742	4,623,544
Diageo PLC	199,335	9,261,358
Ferguson PLC	66,845	8,038,212
Prudential PLC	732,260	9,548,569
Reckitt Benckiser Group PLC	144,805	11,177,723
RELX PLC	324,800	9,275,438
Taylor Wimpey PLC	3,771,857	6,187,780

		69,323,022

United States — 10.2%
Baker Hughes Co.	139,881	5,032,918
Estee Lauder Cos., Inc., Class A	27,952	7,117,977
Otis Worldwide Corp.	104,796	7,796,822
Visa, Inc., Class A	27,175	5,765,720

		25,713,437

Total Long-Term Investments — 96.7% (Cost: $226,062,288)		245,003,718

Short-Term Securities(d)(e)

Money Market Funds — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%	4,283,734	4,283,734

Total Short-Term Securities — 1.7% (Cost: $4,283,734)		4,283,734

Total Investments — 98.4% (Cost: $230,346,022)		249,287,452

Other Assets Less Liabilities — 1.6%		4,020,220

Net Assets — 100.0%		$253,307,672

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)	Non-income producing security.

(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,257,922, representing 0.9% of its net assets as of period end, and an original cost of $7,423,816.

(d)	Affiliate of the Fund.

(e)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2022	BlackRock International Dividend Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$3,151,672	$1,132,062	(a)	$ —	$ —	$ —	$4,283,734	4,283,734	$3,546		$ —

SL Liquidity Series, LLC, Money Market Series(b)	—	—	(a)	—	—	—	—	—	890	(c)	—

					$ —	$ —	$4,283,734		$4,436		$ —

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Canada	$8,553,595	$—	$—	$8,553,595
Denmark	—	10,986,898	—	10,986,898
France	—	47,553,837	—	47,553,837
India	—	7,002,191	2,257,922	9,260,113
Indonesia	—	5,662,879	—	5,662,879
Japan	—	5,536,423	—	5,536,423
Mexico	5,660,421	—	—	5,660,421
Netherlands	—	6,738,419	—	6,738,419
Portugal	—	9,991,285	—	9,991,285
Singapore	—	10,130,010	—	10,130,010
Spain	—	9,471,584	—	9,471,584
Sweden	—	778,333	—	778,333
Switzerland	—	4,861,401	—	4,861,401
Taiwan	—	14,782,061	—	14,782,061
United Kingdom	—	69,323,022	—	69,323,022
United States	25,713,437	—	—	25,713,437
Short-Term Securities
Money Market Funds	4,283,734	—	—	4,283,734

	$44,211,187	$202,818,343	$2,257,922	$249,287,452

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock International Dividend Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total

Assets
Opening Balance, as of May 31, 2021	$1,643,754	$5,051,010	$6,694,764
Transfers into Level 3(a)	—	—	—
Transfers out of Level 3(b)	—	(5,051,000)	(5,051,010)
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(c)(d)	614,168	—	614,168
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of May 31, 2022	$2,257,922	$—	$2,257,922

Net change in unrealized appreciation (depreciation) on investments still held at May 31, 2022(d)	$614,168	$—	$614,168

(a)

As of May 31, 2021, the Fund used observable inputs in determining the value of certain investments. As of May 31, 2022, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the fair value hierarchy.

(b)

As of May 31, 2021, the Fund used significant unobservable inputs in determining the value of certain investments. As of May 31, 2022, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the fair value hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at May 31, 2022, is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	23

Statements of Assets and Liabilities

May 31, 2022

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund		BlackRock International Dividend Fund

ASSETS
Investments at value — unaffiliated(a)	$384,322,383	$1,257,538,264		$245,003,718
Investments at value — affiliated(b)	6,186,102	25,886,024		4,283,734
Cash	31,997	8,174,065		—
Receivables:
Investments sold	—	36,295,790	(d)	3,996,271
Capital shares sold	2,700,159	16,467,627		585,851
Dividends — affiliated	2,575	29,810		2,148
Dividends — unaffiliated	1,916,200	2,639,359		1,543,810
Interest — unaffiliated	—	3,395,133		—
From the Manager	26,209	78,363		28,333
Foreign withholding tax claims	—	—		591,908
Prepaid expenses	44,027	92,046		34,042

Total assets	395,229,652	1,350,596,481		256,069,815

LIABILITIES
Foreign bank overdraft(c)	—	4,121,751		—
Payables:
Investments purchased	3,569,173	48,055,780		1,816,562
Administration fees	27,262	78,190		17,878
Capital shares redeemed	2,670,168	6,420,440		255,988
Income dividend distributions	—	375,864		—
Investment advisory fees	423,922	1,352,550		216,200
IRS compliance fee for foreign withholding tax claims	—	—		176,663
Trustees’ and Officer’s fees	1,575	935		1,772
Other accrued expenses	330,686	386,836		242,482
Other affiliate fees	22,728	1,477		6,498
Service and distribution fees	66,530	92,828		28,100

Total liabilities	7,112,044	60,886,651		2,762,143

NET ASSETS	$388,117,608	$1,289,709,830		$253,307,672

NET ASSETS CONSIST OF
Paid-incapital	$575,109,605	$1,245,217,313		$232,595,275
Accumulatedearnings (loss)	(186,991,997)	44,492,517		20,712,397

NET ASSETS	$388,117,608	$1,289,709,830		$253,307,672

(a) Investments, at cost — unaffiliated	$247,090,513	$1,183,668,851		$226,062,288
(b) Investments, at cost — affiliated	$6,186,102	$25,886,024		$4,283,734
(c) Foreign bank overdraft, at cost	$—	$4,121,748		$—
(d) $1,593,830 is expected to be collected at least one year after May 31, 2022.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

May 31, 2022

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund
NET ASSET VALUE

Institutional
Net assets	$128,579,992	$953,582,156	$118,636,535

Shares outstanding	9,364,976	32,281,066	3,666,451

Net asset value	$13.73	$29.54	$32.36

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor A
Net assets	$232,979,046	$293,049,808	$113,511,528

Shares outstanding	17,482,007	11,849,570	3,794,966

Net asset value	$13.33	$24.73	$29.91

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor C
Net assets	$26,558,570	$42,542,578	$4,067,423

Shares outstanding	2,070,030	2,767,542	158,223

Net asset value	$12.83	$15.37	$25.71

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K
Net assets	N/A	$535,288	$17,092,186

Shares outstanding	N/A	18,125	528,137

Net asset value	N/A	$29.53	$32.36

Shares authorized	N/A	Unlimited	Unlimited

Par value	N/A	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Operations

Year Ended May 31, 2022

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated	$9,474,806	$15,838,243	$6,354,714
Dividends — affiliated	4,065	46,433	3,546
Interest — unaffiliated	—	39,853,728	—
Securities lending income — affiliated — net	—	—	890
Foreign taxes withheld	(508,885)	(606,524)	(632,326)
Foreign withholding tax claims	—	—	780,183
IRS compliance fee for foreign withholding tax claims	—	—	(176,663)

Total investment income	8,969,986	55,131,880	6,330,344

EXPENSES
Investment advisory	1,694,137	5,885,420	1,900,065
Service and distribution — class specific	492,414	890,174	357,170
Transfer agent — class specific	441,537	785,901	313,275
Professional	130,373	115,961	267,778
Administration	96,001	303,131	102,219
Registration	79,485	120,198	83,800
Accounting services	48,731	73,654	49,740
Administration — class specific	45,151	145,067	48,074
Custodian	34,306	42,741	35,181
Trustees and Officer	8,005	9,143	8,025
Miscellaneous	41,418	53,958	63,422

Total expenses	3,111,558	8,425,348	3,228,749
Less:
Fees waived and/or reimbursed by the Manager	(83,899)	(802,090)	(543,056)
Administration fees waived — class specific	(41,945)	(144,512)	(47,903)
Transfer agent fees waived and/or reimbursed — class specific	(200,870)	(398,870)	(198,746)

Total expenses after fees waived and/or reimbursed	2,784,844	7,079,876	2,439,044

Net investment income	6,185,142	48,052,004	3,891,300

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	11,562,592	(14,909,387)	7,586,881
Foreign currency transactions	(66,761)	1,910,419	(87,167)

	11,495,831	(12,998,968)	7,499,714

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	105,862,252	7,913,459	(25,344,800	)(a)
Foreign currency translations	(10,773)	(90,398)	(94,661)

	105,851,479	7,823,061	(25,439,461)

Net realized and unrealized gain (loss)	117,347,310	(5,175,907)	(17,939,747)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$123,532,452	$42,876,097	$(14,048,447)

(a)	Net of increase in deferred foreign capital gain tax of $121,909.

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Energy Opportunities Fund
	Year Ended May 31,

	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,185,142	$4,465,127
Net realized gain (loss)	11,495,831	(21,260,236)
Net change in unrealized appreciation (depreciation)	105,851,479	55,039,866

Net increase in net assets resulting from operations	123,532,452	38,244,757

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,685,666)	(1,396,143)
Service	—	(10,044)
Investor A	(2,822,736)	(2,563,626)
Investor C	(228,017)	(271,498)

Decrease in net assets resulting from distributions to shareholders	(4,736,419)	(4,241,311)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	101,858,896	10,479,845

NET ASSETS
Total increase in net assets	220,654,929	44,483,291
Beginning of year	167,462,679	122,979,388

End of year	$388,117,608	$167,462,679

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Changes in Net Assets  (continued)

	BlackRock High Equity Income Fund
	Year Ended May 31,

	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$48,052,004	$25,209,545
Net realized gain (loss)	(12,998,968)	31,808,256
Net change in unrealized appreciation (depreciation)	7,823,061	72,726,264

Net increase in net assets resulting from operations	42,876,097	129,744,065

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(34,570,316)	(11,401,673)
Service	(143,733)	(560,226)
Investor A	(17,750,469)	(12,045,159)
Investor C	(2,190,275)	(1,190,563)
Class K	(33,372)	(21,194)

Decrease in net assets resulting from distributions to shareholders	(54,688,165)	(25,218,815)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	783,325,619	79,873,208
Capital contribution from affiliate	154,683	—

NET ASSETS
Total increase in net assets	771,668,234	184,398,458
Beginning of year	518,041,596	333,643,138

End of year	$1,289,709,830	$518,041,596

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock International Dividend Fund
	Year Ended May 31,

	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,891,300	$5,260,528
Net realized gain	7,499,714	16,573,619
Net change in unrealized appreciation (depreciation)	(25,439,461)	36,188,067

Net increase (decrease) in net assets resulting from operations	(14,048,447)	58,022,214

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(6,131,550)	(1,390,588)
Service	—	(55,023)
Investor A	(8,109,355)	(1,737,743)
Investor C	(346,707)	(87,622)
Class K	(453,060)	(81,044)

Decrease in net assets resulting from distributions to shareholders	(15,040,672)	(3,352,020)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	37,095,166	(1,214,166)

NET ASSETS
Total increase in net assets	8,006,047	53,456,028
Beginning of year	245,301,625	191,845,597

End of year	$253,307,672	$245,301,625

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund

	Institutional
			Period from 10/01/19		Year Ended September 30,
	Year Ended May 31,

	2022	2021	to 05/31/20		2019	2018	2017

Net asset value, beginning of period	$8.55	$6.64	$9.66		$12.34	$11.13	$11.06

Net investment income(a)	0.32	0.26	0.21		0.29	0.23	0.31	(b)
Net realized and unrealized gain (loss)	5.11	1.90	(2.93)		(2.66)	1.30	0.04

Net increase (decrease) from investment operations	5.43	2.16	(2.72)		(2.37)	1.53	0.35

Distributions from net investment income(c)	(0.25)	(0.25)	(0.30)		(0.31)	(0.32)	(0.28)

Net asset value, end of period	$13.73	$8.55	$6.64		$9.66	$12.34	$11.13

Total Return(d)
Based on net asset value	65.17%	33.50%	(29.02	)%(e)	(19.24)%	14.08%	2.98%

Ratios to Average Net Assets(f)

Total expenses	1.11%	1.33%	1.40	%(g)(h)	1.30%	1.29%	1.25%

Total expenses after fees waived and/or reimbursed	0.91%	0.91%	0.91	%(g)(h)	0.91%	0.92%	0.91%

Net investment income	3.05%	3.75%	3.89	%(g)	2.91%	1.97%	2.89	%(b)

Supplemental Data
Net assets, end of period (000)	$128,580	$52,377	$38,779		$23,579	$22,255	$18,703

Portfolio turnover rate	75%	79%	39%		37%	37%	14%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.47% and 0.91%, respectively.

See notes to financial statements.

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)

	Investor A
	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021			2019	2018	2017

Net asset value, beginning of period	$8.31	$6.46	$9.39		$11.99	$10.83	$10.76

Net investment income(a)	0.27	0.23	0.18		0.24	0.17	0.26	(b)
Net realized and unrealized gain (loss)	4.97	1.84	(2.85)		(2.59)	1.27	0.03

Net increase (decrease) from investment operations	5.24	2.07	(2.67)		(2.35)	1.44	0.29

Distributions from net investment income(c)	(0.22)	(0.22)	(0.26)		(0.25)	(0.28)	(0.22)

Net asset value, end of period	$13.33	$8.31	$6.46		$9.39	$11.99	$10.83

Total Return(d)
Based on net asset value	64.51%	33.00%	(29.23	)%(e)	(19.61)%	13.59%	2.57%

Ratios to Average Net Assets(f)
Total expenses	1.43%	1.73%	1.94	%(g)(h)	1.66%	1.65%	1.60%

Total expenses after fees waived and/or reimbursed	1.32%	1.32%	1.32	%(g)(h)	1.33%	1.34%	1.33%

Net investment income	2.66%	3.30%	3.65	%(g)	2.44%	1.52%	2.42	%(b)

Supplemental Data
Net assets, end of period (000)	$232,979	$103,858	$72,733		$34,574	$41,644	$43,765

Portfolio turnover rate	75%	79%	39%		37%	37%	14%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.00% and 1.32%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)

	Investor C
	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021			2019	2018	2017

Net asset value, beginning of period	$8.01	$6.24	$9.03		$11.39	$10.30	$10.23

Net investment income(a)	0.19	0.17	0.14		0.14	0.09	0.17	(b)
Net realized and unrealized gain (loss)	4.79	1.77	(2.75)		(2.44)	1.22	0.03

Net increase (decrease) from investment operations	4.98	1.94	(2.61)		(2.30)	1.31	0.20

Distributions from net investment income(c)	(0.16)	(0.17)	(0.18)		(0.06)	(0.22)	(0.13)

Net asset value, end of period	$12.83	$8.01	$6.24		$9.03	$11.39	$10.30

Total Return(d)
Based on net asset value	63.37%	31.89%	(29.51	)%(e)	(20.21)%	12.90%	1.84%

Ratios to Average Net Assets(f)
Total expenses(g)	2.16%	2.53%	2.61	%(h)(i)	2.35%	2.36%	2.32%

Total expenses after fees waived and/or reimbursed	2.04%	2.04%	2.04	%(h)(i)	2.05%	2.06%	2.05%

Net investment income	1.92%	2.60%	2.77	%(h)	1.48%	0.80%	1.66	%(b)

Supplemental Data
Net assets, end of period (000)	$26,559	$10,699	$11,152		$7,554	$21,878	$23,996

Portfolio turnover rate	75%	79%	39%		37%	37%	14%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

			Period from 10/01/19 to 5/31/20	Year Ended September 30,
	Year Ended May 31,
	2022	2021		2019	2018	2017

Expense ratios	N/A	N/A	2.61%	2.35%	N/A	N/A

(h)	Annualized.
(i)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.67% and 2.04%, respectively.

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund
	Institutional
	Year Ended May 31,			Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022		2021			2019	2018	2017

Net asset value, beginning of period	$29.99		$22.81	$26.57		$28.16	$27.33	$37.84

Net investment income(a)	1.99		1.81	0.94		1.24	1.32	0.16
Net realized and unrealized gain (loss)	(0.20)		7.13	(3.54)		(0.73)	0.75	5.09

Net increase (decrease) from investment operations	1.79		8.94	(2.60)		0.51	2.07	5.25

Distributions(b)
From net investment income	(1.95)		(1.76)	(1.16)		(1.05)	(1.05)	(0.23)
From net realized gain	(0.29)		—	—		(1.05)	(0.19)	(15.53)

Total distributions	(2.24)		(1.76)	(1.16)		(2.10)	(1.24)	(15.76)

Net asset value, end of period	$29.54		$29.99	$22.81		$26.57	$28.16	$27.33

Total Return(c)
Based on net asset value	6.28	%(d)	40.81%	(9.94	)%(e)	2.27%	7.81%	15.40%

Ratios to Average Net Assets(f)
Total expenses	1.02%		1.12%	1.12	%(g)	1.12%	1.09%	1.19%

Total expenses after fees waived and/or reimbursed	0.85%		0.85%	0.85	%(g)	0.85%	0.85%	0.97%

Net investment income	6.76%		6.93%	5.63	%(g)	4.80%	4.79%	0.46%

Supplemental Data
Net assets, end of period (000)	$953,582		$277,653	$128,474		$151,747	$248,847	$462,487

Portfolio turnover rate	140%		146%	76%		79%	75%	154%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Investor A
	Year Ended May 31,			Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022		2021			2019	2018	2017

Net asset value, beginning of period	$25.16		$19.14	$22.43		$24.12	$23.53	$34.47

Net investment income(a)	1.58		1.42	0.75		1.00	1.08	0.11

Net realized and unrealized gain (loss)	(0.14)		6.03	(2.98)		(0.64)	0.65	4.54

Net increase (decrease) from investment operations	1.44		7.45	(2.23)		0.36	1.73	4.65

Distributions(b)
From net investment income	(1.58)		(1.43)	(1.06)		(1.00)	(0.95)	(0.06)
From net realized gain	(0.29)		—	—		(1.05)	(0.19)	(15.53)

Total distributions	(1.87)		(1.43)	(1.06)		(2.05)	(1.14)	(15.59)

Net asset value, end of period	$24.73		$25.16	$19.14		$22.43	$24.12	$23.53

Total Return(c)
Based on net asset value	5.99	%(d)	40.44%	(10.09	)%(e)	2.02%	7.58%	15.06%

Ratios to Average Net Assets(f)

Total expenses	1.31%		1.40%	1.40	%(g)	1.37%	1.38%	1.45%

Total expenses after fees waived and/or reimbursed	1.10%		1.10%	1.10	%(g)	1.10%	1.10%	1.25%

Net investment income	6.41%		6.64%	5.35	%(g)	4.55%	4.57%	0.36%

Supplemental Data
Net assets, end of period (000)	$293,050		$208,207	$172,696		$215,121	$214,095	$278,649

Portfolio turnover rate	140%		146%	76%		79%	75%	154%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Investor C
	Year Ended May 31,			Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022		2021			2019	2018	2017

Net asset value, beginning of period	$15.75		$11.98	$14.35		$16.19	$16.13	$28.15

Net investment income (loss)(a)	0.87		0.78	0.41		0.55	0.61	(0.12)

Net realized and unrealized gain (loss)	(0.09)		3.78	(1.88)		(0.45)	0.44	3.63

Net increase (decrease) from investment operations	0.78		4.56	(1.47)		0.10	1.05	3.51

Distributions(b)
From net investment income	(0.87)		(0.79)	(0.90)		(0.89)	(0.80)	—
From net realized gain	(0.29)		—	—		(1.05)	(0.19)	(15.53)

Total distributions	(1.16)		(0.79)	(0.90)		(1.94)	(0.99)	(15.53)

Net asset value, end of period	$15.37		$15.75	$11.98		$14.35	$16.19	$16.13

Total Return(c)
Based on net asset value	5.17	%(d)	39.41%	(10.52	)%(e)	1.30%	6.75%	14.23%

Ratios to Average Net Assets(f)
Total expenses	2.04%		2.18%	2.16	%(g)	2.12%	2.10%	2.18%

Total expenses after fees waived and/or reimbursed	1.85%		1.85%	1.85	%(g)	1.85%	1.85%	2.00%

Net investment income (loss)	5.67%		5.85%	4.57	%(g)	3.84%	3.82%	(0.48)%

Supplemental Data
Net assets, end of period (000)	$42,543		$22,379	$24,163		$36,132	$93,399	$123,321

Portfolio turnover rate	140%		146%	76%		79%	75%	154%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights  (continued)
(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Class K
	Year Ended May 31,			Period from 04/21/20(a) to 05/31/20
	2022		2021

Net asset value, beginning of period	$30.00		$22.81	$21.04

Net investment income(b)	2.00		1.78	0.20
Net realized and unrealized gain (loss)	(0.21)		7.19	1.77

Net increase from investment operations	1.79		8.97	1.97

Distributions(c)
From net investment income(c)	(1.97)		(1.78)	(0.20)
From net realized gain	(0.29)		—	—

Total distributions	(2.26)		(1.78)	(0.20)

Net asset value, end of period	$29.53		$30.00	$22.81

Total Return(d)
Based on net asset value	6.27	%(e)	40.93%	9.35	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.98%		1.01%	0.99	%(h)

Total expenses after fees waived and/or reimbursed	0.80%		0.80%	0.80	%(h)

Net investment income	6.76%		6.94%	8.28	%(h)

Supplemental Data
Net assets, end of period (000)	$535		$359	$288

Portfolio turnover rate	140%		146%	76	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund
	Institutional
	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021			2019	2018		2017

Net asset value, beginning of period	$36.36	$28.23	$28.67		$29.16	$31.36		$33.58

Net investment income(a)	0.64	0.85	0.42		0.70	0.76		0.49
Net realized and unrealized gain (loss)	(2.45)	7.81	(0.40)		0.32	(1.57)		2.85

Net increase (decrease) from investment operations	(1.81)	8.66	0.02		1.02	(0.81)		3.34

Distributions(b)
From net investment income	(0.79)	(0.53)	(0.39)		(0.66)	(0.98)		(1.47)
From net realized gain	(1.40)	—	(0.07)		(0.85)	(0.41)		(4.09)

Total distributions	(2.19)	(0.53)	(0.46)		(1.51)	(1.39)		(5.56)

Net asset value, end of period	$32.36	$36.36	$28.23		$28.67	$29.16		$31.36

Total Return(c)
Based on net asset value	(5.23)%	30.98%	0.08	%(d)	3.86%	(2.67	)%(e)	10.61%

Ratios to Average Net Assets(f)
Total expenses	1.18%	1.13%	1.17	%(g)(h)	1.15%	1.14%		1.23	%(i)

Total expenses after fees waived and/or reimbursed	0.87%	0.84%	0.84	%(g)(h)	0.84%	0.84%		1.01%

Net investment income	1.85%	2.63%	2.23	%(g)	2.52%	2.50%		1.51%

Supplemental Data
Net assets, end of period (000)	$118,637	$101,899	$74,681		$83,814	$102,541		$198,206

Portfolio turnover rate	50%	83%	29%		22%	25%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (2.81)%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.19% and 0.84%, respectively.

(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Investor A

	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended September 30,

	2022	2021			2019	2018		2017

Net asset value, beginning of period	$33.78	$26.26	$26.69		$27.26	$29.30		$31.68

Net investment income(a)	0.45	0.70	0.34		0.60	0.61		0.37
Net realized and unrealized gain (loss)	(2.21)	7.28	(0.37)		0.27	(1.43)		2.69

Net increase (decrease) from investment operations	(1.76)	7.98	(0.03)		0.87	(0.82)		3.06

Distributions(b)
From net investment income	(0.71)	(0.46)	(0.33)		(0.59)	(0.81)		(1.35)
From net realized gain	(1.40)	—	(0.07)		(0.85)	(0.41)		(4.09)

Total distributions	(2.11)	(0.46)	(0.40)		(1.44)	(1.22)		(5.44)

Net asset value, end of period	$29.91	$33.78	$26.26		$26.69	$27.26		$29.30

Total Return
Based on net asset value	(5.48)%	30.67%	(0.08	)%(c)	3.57%	(2.89	)%(d)	10.27%

Ratios to Average Net Assets(e)
Total expenses	1.46%	1.45%	1.48	%(f)(g)	1.43%	1.44%		1.54	%(h)

Total expenses after fees waived and/or reimbursed	1.12%	1.09%	1.09	%(f)(g)	1.09%	1.09%		1.30%

Net investment income	1.42%	2.34%	1.92	%(f)	2.30%	2.14%		1.20%

Supplemental Data
Net assets, end of period (000)	$113,512	$128,077	$100,753		$125,196	$140,473		$325,103

Portfolio turnover rate	50%	83%	29%		22%	25%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Aggregate total return.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.03)%.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.51% and 1.09%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Investor C

	Year Ended May 31,		Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021			2019	2018		2017

Net asset value, beginning of period	$29.33	$22.85	$23.25		$23.94	$25.81		$28.39

Net investment income(a)	0.16	0.33	0.18		0.32	0.39		0.12
Net realized and unrealized gain (loss)	(1.87)	6.41	(0.32)		0.26	(1.30)		2.42

Net increase (decrease) from investment operations	(1.71)	6.74	(0.14)		0.58	(0.91)		2.54

Distributions(b)
From net investment income	(0.51)	(0.26)	(0.19)		(0.42)	(0.55)		(1.03)
From net realized gain	(1.40)	—	(0.07)		(0.85)	(0.41)		(4.09)

Total distributions	(1.91)	(0.26)	(0.26)		(1.27)	(0.96)		(5.12)

Net asset value, end of period	$25.71	$29.33	$22.85		$23.25	$23.94		$25.81

Total Return
Based on net asset value	(6.17)%	29.70%	(0.58	)%(c)	2.80%	(3.63	)%(d)	9.46%

Ratios to Average Net Assets(e)
Total expenses	2.30%	2.28%	2.27	%(f)(g)	2.20%	2.19%		2.30	%(h)

Total expenses after fees waived and/or reimbursed	1.86%	1.84%	1.84	%(f)(g)	1.84%	1.84%		2.05%

Net investment income	0.60%	1.31%	1.15	%(f)	1.39%	1.57%		0.44%

Supplemental Data
Net assets, end of period (000)	$4,067	$5,607	$9,906		$14,805	$36,239		$53,884

Portfolio turnover rate	50%	83%	29%		22%	25%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Aggregate total return.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.79)%.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.29% and 1.84%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Class K
	Year Ended May31,		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18 (a) to 09/30/18
	2022	2021

Net asset value, beginning of period	$36.36	$28.23	$28.68		$29.17	$32.08

Net investment income(b)	0.76	0.87	0.44		0.73	0.56
Net realized and unrealized gain (loss)	(2.55)	7.80	(0.42)		0.30	(2.91)

Net increase (decrease) from investment operations	(1.79)	8.67	0.02		1.03	(2.35)

Distributions(c)
From net investment income	(0.81)	(0.54)	(0.40)		(0.67)	(0.56)
From net realized gain	(1.40)	—	(0.07)		(0.85)	—

Total distributions	(2.21)	(0.54)	(0.47)		(1.52)	(0.56)

Net asset value, end of period	$32.36	$36.36	$28.23		$28.68	$29.17

Total Return(d)
Based on net asset value	(5.18)%	31.04%	0.09	%(e)	3.92%	(7.33	)%(e)(f)

Ratios to Average Net Assets(g)
Total expenses	1.09%	1.03%	1.08	%(h)(i)	1.04%	1.02	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.82%	0.79%	0.79	%(h)(i)	0.79%	0.79	%(h)

Net investment income	2.23%	2.68%	2.28	%(h)	2.63%	2.81	%(h)

Supplemental Data
Net assets, end of period (000)	$17,092	$5,936	$3,266		$3,847	$3,659

Portfolio turnover rate	50%	83%	29%		22%	25	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.45)%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.10% and 0.79%, respectively.

(j)	Offering and board realignment consolidation costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expense ratio would have been 1.03%.
(k)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Energy Opportunities Fund	Energy Opportunities	Non-Diversified
BlackRock High Equity Income Fund	High Equity Income	Diversified
BlackRock International Dividend Fund	International Dividend	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On July 6, 2021, Energy Opportunities’ and International Dividend’s Service Shares converted into Investor A Shares. On August 18, 2021, High Equity Income’s Service Shares converted into Investor A Shares.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

“Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees

Average Daily Net Assets	Energy Opportunities

First $1 billion	0.750%
$1 billion - $2 billion	0.700
$2 billion - $3 billion	0.675
Greater than $3 billion	0.650

	Investment Advisory Fees

Average Daily Net Assets	High Equity Income	International % Dividend

First $1 billion	0.810%	0.790%
$1 billion - $3 billion	0.760	0.740
$3 billion - $5 billion	0.730	0.710
$5 billion - $10 billion	0.700	0.690
Greater than $10 billion	0.680	0.670

With respect to Energy Opportunities and International Dividend, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of each applicable Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Total

BlackRock Energy Opportunities Fund	$220	$343,660	$148,534	$492,414
BlackRock High Equity Income Fund	4,961	591,353	293,860	890,174
BlackRock International Dividend Fund	927	307,312	48,931	357,170

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended May 31, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 14,717	$ 18	$ 27,441	$ 2,975	$ —	$ 45,151
High Equity Income	91,445	397	47,257	5,880	88	145,067
International Dividend	20,290	74	24,591	981	2,138	48,074

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2022, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 989	$ 5	$ 16,535	$ 1,833	$ —	$ 19,362
High Equity Income	608	16	11,836	1,799	24	14,283
International Dividend	845	—	7,351	918	9	9,123

For the year ended May 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 111,775	$ 134	$ 300,475	$ 29,153	$ —	$ 441,537
High Equity Income	442,135	2,846	304,916	35,791	213	785,901
International Dividend	113,310	445	186,622	11,712	1,186	313,275

Other Fees: For the year ended May 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Energy Opportunities	$ 22,776
High Equity Income	106,593
International Dividend	2,670

For the year ended May 31, 2022, affiliates received CDSCs as follows:

Share Class	Energy Opportunities	High Equity Income	International Dividend

Investor A	$ 917	$ 2,258	$ 1,038
Investor C	4,384	3,741	304

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of each Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2022, the amounts waived were as follows:

Fund Name	Amounts Waived

Energy Opportunities	$ 1,192
High Equity Income	11,111
International Dividend	784

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service(a)	Investor A	Investor C	Class K

Energy Opportunities	0.91%	1.32%	1.32%	2.04%	0.91	%(a)
High Equity Income	0.85	1.10	1.10	1.85	0.80
International Dividend	0.84	1.09	1.09	1.84	0.79

(a)	There were no shares outstanding as of May 31, 2022.

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended May 31, 2022, the amounts included in the Statements of Operations were as follows:

Fund Name	Amounts Waived

Energy Opportunities	$ 82,707
High Equity Income	790,979
International Dividend	542,272

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended May 31, 2022, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 14,714	$ 6	$ 24,834	$ 2,391	$ —	$ 41,945
High Equity Income	91,445	396	47,257	5,326	88	144,512
International Dividend	20,230	74	24,525	935	2,139	47,903

	Transfer Agent Fees Waived and/or Reimbursed

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 109,310	$ 1	$ 81,847	$ 9,712	$ —	$ 200,870
High Equity Income	193,850	1,855	183,753	19,199	213	398,870
International Dividend	62,621	260	125,300	9,379	1,186	198,746

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Energy Opportunities and International Dividend retain 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, High Equity Income retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Energy Opportunities and International Dividend, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. High Equity Income, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The share of securities lending income earned by the Fund is shown as securities lending income—affiliated—net in the Statements of Operations. For the year ended May 31, 2022, the Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

International Dividend	$ 188

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

OtherTransactions: During the year ended May 31, 2022, High Equity Income recorded a reimbursement of $154,683 from an affiliate, which is included in capital contribution from affiliate in the Statements of Changes in Net Assets, related to an operating event.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended May 31, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Loss

International Dividend	$ —	$ 3,158,567	$ (77,193)

6.	PURCHASES AND SALES

For the year ended May 31, 2022, purchases and sales of investments, excluding short-term investments and equity-linked notes, were as follows:

Fund Name	Purchases	Sales

Energy Opportunities	$ 270,293,094	$ 168,220,890
High Equity Income	1,225,010,540	702,887,374
International Dividend	140,752,590	119,219,548

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to a payment received from an affiliate were reclassified to the following accounts:

High Equity Income

Paid-in capital	$ (154,683)
Accumulated earnings (loss)	154,683

The tax character of distributions paid was as follows:

	Period	Energy Opportunities	High Equity Income	International Dividend

Ordinary income	05/31/22	$4,736,419	$48,052,529	$11,797,446
	05/31/21	4,241,311	25,218,815	3,352,020

Long-term capital gains	05/31/22	—	6,635,636	3,243,226

Total	05/31/22	$4,736,419	$54,688,165	$15,040,672

	05/31/21	$4,241,311	$25,218,815	$3,352,020

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

As of May 31, 2022, the tax components of accumulated earnings (loss) were as follows:

	Energy Opportunities	High Equity Income	International Dividend

Undistributed ordinary income	$3,518,912	$1,942,434	$1,331,635
Undistributed long-term capital gains	—	721,456	4,377,510
Non-expiring capital loss carryforwards(a)	(311,967,730)	—	—
Net unrealized gains(b)	121,456,821	41,828,627	18,186,575
Qualified late-year losses(c)	—	—	(3,183,323)

	$(186,991,997)	$44,492,517	$20,712,397

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to foreign tax reclaims, the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended May 31, 2022, the Energy Opportunities Fund utilized $7,909,423 of their respective capital loss carryforward.

As of May 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Energy Opportunities	High Equity Income	International Dividend

Tax cost	$269,045,669	$1,241,531,042	$231,563,489

Gross unrealized appreciation	$124,393,235	$60,472,900	$35,658,810
Gross unrealized depreciation	(2,936,131)	(18,579,654)	(17,934,847)

Net unrealized appreciation (depreciation)	$121,457,104	$41,893,246	$17,723,963

8.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2022, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company,

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

International Dividend invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on its investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

International Dividend invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Dividend’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/22		Year Ended 05/31/21

Fund Name/Share Class	Shares	Amounts	Shares	Amounts

Energy Opportunities
Institutional
Shares sold	9,364,009	$100,913,152	6,008,928	$43,112,500
Shares issued in reinvestment of distributions	187,332	1,664,461	204,277	1,385,203
Shares redeemed	(6,311,684)	(64,759,770)	(5,927,425)	(40,789,727)

	3,239,657	$37,817,843	285,780	$3,707,976

Service(a)
Shares sold	71,823	$628,502	45,792	$344,909
Shares issued in reinvestment of distributions	—	—	1,509	10,043
Shares redeemed and automatic conversion of shares	(135,066)	(1,154,444)	(32,526)	(228,417)

	(63,243)	$(525,942)	14,775	$126,535

Investor A
Shares sold and automatic conversion of shares	13,429,808	$137,459,277	6,544,958	$45,930,722
Shares issued in reinvestment of distributions	316,331	2,724,067	380,440	2,516,327
Shares redeemed	(8,761,288)	(83,474,340)	(5,683,012)	(39,067,805)

	4,984,851	$56,709,004	1,242,386	$9,379,244

Investor C
Shares sold	1,177,179	$12,085,205	492,038	$3,402,767
Shares issued in reinvestment of distributions	26,785	223,073	41,499	264,559
Shares redeemed and automatic conversion of shares	(469,040)	(4,450,287)	(986,487)	(6,401,236)

	734,924	$7,857,991	(452,950)	$(2,733,910)

	8,896,189	$101,858,896	1,089,991	$10,479,845

High Equity Income
Institutional
Shares sold	26,437,419	$783,049,854	6,556,129	$178,848,517
Shares issued in reinvestment of distributions	1,119,199	32,929,847	410,070	10,722,278
Shares redeemed	(4,532,198)	(133,442,436)	(3,341,268)	(86,740,071)

	23,024,420	$682,537,265	3,624,931	$102,830,724

Service(b)
Shares sold	13,128	$345,715	22,842	$530,839
Shares issued in reinvestment of distributions	4,384	114,738	24,456	559,123
Shares redeemed and automatic conversion of shares	(368,626)	(9,679,545)	(88,364)	(1,987,140)

	(351,114)	$(9,219,092)	(41,066)	$(897,178)

Investor A
Shares sold and automatic conversion of shares	4,829,225	$120,149,339	1,234,541	$27,448,383
Shares issued in reinvestment of distributions	700,286	17,251,506	550,597	11,790,212
Shares redeemed	(1,954,222)	(48,316,023)	(2,534,707)	(54,062,308)

	3,575,289	$89,084,822	(749,569)	$(14,823,713)

Investor C
Shares sold	1,596,565	$24,625,842	339,662	$4,803,157
Shares issued in reinvestment of distributions	142,478	2,187,470	88,507	1,179,047
Shares redeemed and automatic conversions of shares	(392,582)	(6,081,549)	(1,024,494)	(13,203,980)

	1,346,461	$20,731,763	(596,325)	$(7,221,776)

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Notes to Financial Statements  (continued)

	Year Ended 05/31/22		Year Ended 05/31/21
Fund Name/Share Class	Shares	Amounts	Shares	Amounts

High Equity Income (continued)
Class K
Shares sold	15,549	$472,528	81	$1,865
Shares issued in reinvestment of distributions	222	6,572	4	95
Shares redeemed	(9,613)	(288,239)	(733)	(16,809)

	6,158	$190,861	(648)	$(14,849)

	27,601,214	$783,325,619	2,237,323	$79,873,208

International Dividend
Institutional
Shares sold	1,452,672	$48,865,767	791,001	$25,700,909
Shares issued in reinvestment of distributions	164,543	5,679,268	42,445	1,329,245
Shares redeemed	(753,594)	(25,800,170)	(676,346)	(21,795,843)

	863,621	$28,744,865	157,100	$5,234,311

Service(a)
Shares sold	574	$19,595	11,299	$341,101
Shares issued in reinvestment of distributions	—	—	1,805	53,187
Shares redeemed and automatic conversion of shares	(110,673)	(3,741,628)	(24,333)	(758,377)

	(110,099)	$(3,722,033)	(11,229)	$(364,089)

Investor A
Shares sold and automatic conversion of shares	503,815	$16,104,422	631,204	$18,830,973
Shares issued in reinvestment of distributions	235,424	7,531,807	58,310	1,691,014
Shares redeemed	(736,146)	(23,338,236)	(734,694)	(21,864,689)

	3,093	$297,993	(45,180)	$(1,342,702)

Investor C
Shares sold	19,452	$540,652	27,576	$716,930
Shares issued in reinvestment of distributions	12,351	341,290	3,513	86,853
Shares redeemed and automatic conversion of shares	(64,752)	(1,776,778)	(273,507)	(6,974,438)

	(32,949)	$(894,836)	(242,418)	$(6,170,655)

Class K
Shares sold	472,471	$16,295,722	113,878	$3,642,996
Shares issued in reinvestment of distributions	13,158	452,872	2,580	81,044
Shares redeemed	(120,735)	(4,079,417)	(68,888)	(2,295,071)

	364,894	$12,669,177	47,570	$1,428,969

	1,088,560	$37,095,166	(94,157)	$(1,214,166)

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

(b)	On August 18, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares

As of May 31, 2022, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 11,882 Class K Shares of High Equity Income.

11.	FOREIGN TAX WITHHOLDING CLAIMS

International Dividend is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to International Dividend shareholders resulting from the recovery of foreign taxes. The closing agreement would result in International Dividend paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by International Dividend shareholders on their tax returns in prior years. International Dividend has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Energy Opportunities Fund, BlackRock High Equity Income Fund, and BlackRock International Dividend Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Energy Opportunities Fund, BlackRock High Equity Income Fund, and BlackRock International Dividend Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of May 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the three years in the period ended September 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the three years in the period ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2022:

Fund Name	Qualified Dividend Income

Energy Opportunities	$9,088,513

High Equity Income	14,176,834

International Dividend	5,691,338

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended May 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

High Equity Income	$6,635,636
International Dividend	3,243,226

The Funds intend to pass through to its shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended May 31, 2022:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

International Dividend	$3,600,781	$285,659

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Energy Opportunities	84.91%
High Equity Income	17.22
International Dividend	4.33

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2022:

Fund Name	Qualified Short-Term Capital Gains Dividends

International Dividend	$3,183,798

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Energy Opportunities Fund (“Energy Opportunities Fund”), BlackRock High Equity Income Fund (“High Equity Income Fund”) and BlackRock International Dividend Fund (“International Dividend Fund” and, together with Energy Opportunities Fund and High Equity Income Fund, the “Funds”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Energy Opportunities Fund (the “Energy Opportunities Fund Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and the Sub-Advisor with respect to International Dividend Fund (the “International Dividend Fund Sub-Advisory Agreement” and, together with the Energy Opportunities Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A: Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B: The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, High Equity Income Fund ranked in the first, second and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, International Dividend Fund ranked in the second, first and second quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, Energy Opportunities Fund ranked in the third, second and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable period.

C: Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Energy Opportunities Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that International Dividend Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board noted that High Equity Income Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of a Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D: Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E: Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2023, and the International Dividend Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to International Dividend Fund and the Energy Opportunities Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Energy Opportunities

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

Fund each for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			29 RICs consisting of 163 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021;Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.

			29 RICs consisting of 163 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			29 RICs consisting of 163 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			29 RICs consisting of 163 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			29 RICs consisting of 163 Portfolios	None

Henry R. Keizer 1956	Trustee (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFGAmericas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			29 RICs consisting of 163 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	59

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	29 RICs consisting of 163 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)

Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			29 RICs consisting of 163 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			29 RICs consisting of 163 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			29 RICs consisting of 163 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			29 RICs consisting of 163 Portfolios	None

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019;oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retailand iShares® businesses from 2012 to 2016.

			98 RICs consisting of 262 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	61

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Roland Villacorta 1971	Vice President (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; Co- Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust.

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	63

Additional Information  (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10022
United Kingdom

Legal Counsel
Accounting Agent and Transfer Agent	Sidley Austin LLP
BNY Mellon Investment Servicing (US) Inc.	New York, NY 10019-6018
Wilmington, DE 19809

Address of the Trust
Custodian	100 Bellevue Parkway
The Bank of New York Mellon	Wilmington, DE 19809
New York, NY 10286

(a)  BlackRock Energy Opportunities Fund and BlackRock International Dividend Fund.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	65

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EHI-5/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage International Fund	$32,436	$32,118	$213	$207	$15,700	$15,800	$0	$0
BlackRock Advantage Large Cap Growth Fund	$18,564	$18,382	$213	$207	$14,700	$14,800	$0	$0
BlackRock Advantage Small Cap Core Fund	$29,988	$29,694	$213	$207	$14,700	$14,800	$0	$0
BlackRock Energy Opportunities Fund	$18,054	$17,877	$213	$207	$14,700	$16,900	$0	$0
BlackRock High Equity Income Fund	$21,726	$21,513	$213	$207	$14,700	$14,800	$0	$0
BlackRock International Dividend Fund	$24,786	$24,543	$213	$207	$15,700	$15,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000
[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage International Fund	$15,913	$16,007
BlackRock Advantage Large Cap Growth Fund	$14,913	$15,007
BlackRock Advantage Small Cap Core Fund	$14,913	$15,007
BlackRock Energy Opportunities Fund	$14,913	$17,107
BlackRock High Equity Income Fund	$14,913	$15,007
BlackRock International Dividend Fund	$15,913	$16,007

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: July 21, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: July 21, 2022